UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14 (a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐    Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

WHIRLPOOL CORPORATION
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Reg. (S) 240.14a-101
SEC 1913 (3–99)

WHIRLPOOL CORPORATION

Administrative Center 2000 North M-63 Benton Harbor, Michigan 49022-2692

To Our Stockholders:
It is my pleasure to invite you to attend the 2013 Whirlpool Corporation annual meeting of stockholders to be held on Tuesday, April 16, 2013, at 8:00 a.m., Chicago time, at 120 East Delaware Place, 8th Floor, Chicago, Illinois.
At the meeting, stockholders will vote on the matters set forth in the formal notice of the meeting that follows on the next page. In addition, we will discuss Whirlpool’s 2012 performance and the outlook for this year, and we will answer your questions.
A financial supplement containing important financial information about Whirlpool is contained in Part II of this booklet. We have also included with this booklet an annual report that includes summary financial and other important information.
We are pleased to once again furnish proxy materials to our stockholders on the Internet. We believe this approach provides our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our annual meeting.
Your vote is important. We urge you to please vote your shares now whether or not you plan to attend the meeting. You may revoke your proxy at any time prior to the proxy being voted by following the procedures described in Part I of this booklet.
Your vote is important and much appreciated!

JEFF M. FETTIG
Chairman of the Board
and Chief Executive Officer                                March 4, 2013

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

The 2013 annual meeting of stockholders of WHIRLPOOL CORPORATION will be held at 120 East Delaware Place, 8th Floor, Chicago, Illinois, on Tuesday, April 16, 2013, at 8:00 a.m., Chicago time, for the following purposes:

1.	to elect eleven persons to Whirlpool’s Board of Directors;

2.	to approve, on an advisory basis, Whirlpool’s executive compensation;

3.	to ratify the appointment of Ernst & Young LLP as Whirlpool’s independent registered public accounting firm for 2013;

4.	to approve the Whirlpool Corporation Amended and Restated 2010 Omnibus Stock and Incentive Plan;

5.	to vote on a stockholder proposal, if properly presented at the meeting, to require shareholder approval of certain executive agreements described in this proxy statement; and

6.	to transact such other business as may properly come before the meeting.
A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relevant to the meeting during ordinary business hours for at least ten days prior to April 16, 2013, at Whirlpool’s Administrative Center, 2000 North M-63, Benton Harbor, Michigan 49022-2692.

By Order of the Board of Directors
KIRSTEN J. HEWITT
Senior Vice President Corporate Affairs,
General Counsel, and Corporate Secretary                        March 4, 2013

i

ii

PROXY STATEMENT
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be Held on April 16, 2013:
This Proxy Statement and the Accompanying Annual Report are Available at:
www.whirlpoolcorp.com/annualreportandproxy

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Our 2013 annual meeting of stockholders will be held on Tuesday, April 16, 2013, at 8:00 a.m., Chicago time, at 120 East Delaware Place, 8th Floor, Chicago, Illinois. This proxy statement contains information about the matters being submitted to a vote of the stockholders. It also gives you information that we are required to provide under the U.S. Securities and Exchange Commission rules and which is intended to help you make informed voting decisions.
Why am I receiving these materials?
You received these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote your shares at our annual meeting of stockholders. By giving your proxy, you authorize persons selected by the Board to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder's specific voting instructions.
Why did I receive a Notice Regarding the Availability of Proxy Materials?
As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On or about March 7, 2013, we intend to mail to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote their shares online. If you receive a Notice Regarding the Availability of Proxy Materials (a “Notice”) by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice instructs you on how to review proxy materials and submit your voting instructions over the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions contained on the Notice for requesting such materials.
What is “householding” and how does it affect me?
The Securities and Exchange Commission's rules permit us to deliver a single Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice or set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions prior to the mailing date. If you prefer to receive separate copies of the Notice or proxy materials, contact Broadridge Investor Communication Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and we will deliver a separate copy promptly. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future notices or proxy materials for your household, please contact Broadridge at the above phone number or address.

What does it mean if I receive more than one Notice, proxy card or instruction form?
This means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and instruction forms. We encourage you to have all your accounts registered in the same name and address by contacting our transfer agent, Computershare Trust Company, N.A., Shareholder Services, at (877) 453-1504; TDD/TTY for hearing impaired: (800) 952-9245 or in writing at P.O. Box 43069, Providence, Rhode Island 02940-3069. If you hold your shares through a bank or broker, you can contact your bank or broker and request consolidation.
Who can vote on matters presented at the annual meeting?
Stockholders of record and beneficial owners of Whirlpool common stock as of the record date February 19, 2013, are entitled to vote at the annual meeting. Each of the approximately 78,587,529 shares of Whirlpool common stock issued and outstanding as of that date is entitled to one vote.
What is the difference between holding stock as a stockholder of record and as a beneficial owner?
If your shares are registered in your name with Whirlpool's transfer agent, Computershare Trust Company, N.A., you are the “stockholder of record” of those shares. If your shares are held in a stock brokerage account, bank or other holder of record, you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.
How do I vote my shares?
You may attend the annual meeting and vote your shares in person. You may vote without attending the annual meeting by granting a proxy for shares of which you are the stockholder of record or by submitting voting instructions to your broker or nominee for shares that you hold beneficially in street name. In most cases, you will be able to do this by using the Internet, by telephone, or by mail if you received a printed set of the proxy materials.
By Internet - If you have Internet access, you may submit your proxy by following the instructions provided in the Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.
By Telephone - If you have Internet access, you may obtain instructions on voting by telephone by following the Internet access instructions provided in the notice of electronic availability. If you received printed proxy materials, your proxy card or voting instruction card will provide instructions to vote by telephone.
By Mail - If you received printed proxy materials, you may submit your proxy by mail by signing your proxy card if your shares are registered in your name or, by following the voting instructions provided by your broker, nominee or trustee for shares held beneficially in street name, and mailing it in the enclosed envelope.
A Notice cannot be used to vote your shares. The Notice does, however, provide instructions on how to vote by using the Internet, or by requesting and returning a paper proxy card or voting instruction card.

What if I submit my proxy or voting instructions but do not specify how I want my shares to be voted?
If you are a stockholder of record and you do not specify how you want to vote your shares on your proxy card or by voting over the Internet or telephone, then the proxy holders will vote your shares in the manner recommended by the Board for all matters presented in this proxy statement and as they determine in their discretion with respect to other matters presented for a vote at the annual meeting. If you are a beneficial owner and you do not give specific voting instructions, the institution that holds your shares may generally vote your shares on routine matters, but may not vote your shares on non-routine matters. If you do not give specific voting instructions to the institution that holds your shares with respect to a non-routine matter, the institution will inform the inspector of election that it does not have authority to vote on this matter with respect to your shares. This is called a broker non-vote.
What if other business comes up at the annual meeting?

If any nominee named herein for election as a director is not available to serve, the accompanying proxy will be voted in favor of the remainder of those nominated and may be voted for a substitute person. Whirlpool expects all nominees to be available and knows of no matter to be brought before the annual meeting other than those covered in this proxy statement. If, however, any other matter properly comes before the annual meeting, we intend that the accompanying proxy will be voted thereon in accordance with the judgment of the persons voting such proxy.
What if I want to revoke my proxy or change my vote?
If you are a stockholder of record, you may revoke your proxy at any time before it is exercised in any of three ways: (1) by submitting written notice of revocation to Whirlpool's Corporate Secretary; (2) by submitting another proxy via the Internet, by telephone, or by mail that is dated as of a later date and, if by mail, that is properly signed; or (3) by voting in person at the meeting. You may change your vote by submitting another timely vote by any method mentioned above. If you are a beneficial owner, you must contact the institution that holds your shares to revoke your proxy or change your vote.
What if I hold shares through the Whirlpool 401(k) Retirement Plan?
If you participate in the Whirlpool 401(k) Retirement Plan and hold shares of Whirlpool stock in your plan account as of the record date, you will receive a request for voting instructions from the plan trustee (Vanguard) with respect to your plan shares. If you hold Whirlpool shares outside of the plan, you will vote those shares separately. You are entitled to direct Vanguard how to vote your plan shares. If you do not provide voting instructions to Vanguard by 11:59 p.m. Eastern time on April 11, 2013, the Whirlpool shares in your plan account will be voted by Vanguard in the same proportion as the shares held by Vanguard for which voting instructions have been received from other participants in the plan. You may revoke your previously provided voting instructions by filing with Vanguard either a written notice of revocation or a properly executed proxy dated as of a later date prior to the deadline for voting plan shares.
What if I want to vote my shares at the annual meeting?
If you are a stockholder of record, you have the right to vote in person at the meeting. If you are a beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the institution that holds your shares, giving you the right to vote the shares at the meeting.

What should I know about attending the annual meeting?
If you attend, please note that you will be asked to check in at the registration desk and present valid picture identification. If you are a beneficial owner, you also will also need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the record date. If you wish to designate someone as a proxy to attend the annual meeting on your behalf, that person must bring a valid legal proxy containing your signature and printed or typewritten name as it appears in the list of registered stockholders or on your account statement if you are a beneficial owner. Cameras, recording devices, cell phones, and other electronic devices will not be permitted at the meeting other than those operated by Whirlpool or its designees. All bags, briefcases, and packages will need to be checked at the door or will be subject to search.
Who will count the votes?
Broadridge Investor Communication Solutions, Inc. will act as the independent inspector of election and will certify the voting results.
Will my vote be confidential?
Whirlpool's Board has adopted a policy requiring all votes to be kept confidential from management except when disclosure is made public by the stockholder, required by law, and/or in other limited circumstances.
What is the quorum for the annual meeting?
Stockholders representing at least 50% of the common stock issued and outstanding as of the record date must be present at the annual meeting, either in person or represented by proxy, for there to be a quorum at the annual meeting. Abstentions and broker non-votes are counted as present for establishing a quorum.
How many votes are needed to approve the proposals?
Item 1 (Election of Directors). For the election of directors (provided the number of nominees does not exceed the number of directors to be elected), each director must receive the majority of the votes cast with respect to that director (number of shares voted “for” a director must exceed the number of votes cast “against” that director).
Item 2 (Advisory Vote to Approve Whirlpool's Executive Compensation). The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve Whirlpool's executive compensation.
Item 3 (Ratification of Ernst & Young LLP). The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the ratification of Ernst & Young LLP as Whirlpool's independent registered public accounting firm.
Item 4 (Amended and Restated 2010 Omnibus Stock and Incentive Plan). The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the Whirlpool Corporation Amended and Restated 2010 Omnibus Stock and Incentive Plan.

Item 5 (Stockholder Proposal). The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve the stockholder proposal, if properly presented at the meeting.
Other Business. The affirmative vote of a majority of the outstanding common stock present in person or represented by proxy at the annual meeting and entitled to vote is required to approve any other matter that may properly come before the meeting.
How are abstentions and broker non-votes treated?
Abstentions will have no effect on Item 1. Abstentions will be treated as being present and entitled to vote on Items 2, 3, 4, and 5 if properly presented at the annual meeting, and therefore, will have the effect of votes against such proposals. If you do not provide your broker or other nominee with instructions on how to vote your shares held in street name, your broker or nominee will not be permitted to vote them on non-routine matters, such as Items 1, 2, 4, and 5, which will result in a broker non-vote. Shares subject to a broker non-vote will not be considered entitled to vote with respect to Items 1, 2, 4, and 5, and will not affect the outcome on those Items. Please note that brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding how to vote your shares.
Who will pay for this proxy solicitation?
Whirlpool will pay the expenses of the solicitation of proxies. We expect to pay fees of approximately $13,500 plus certain expenses for assistance by D.F. King & Co., Inc. in the solicitation of proxies. Proxies may be solicited by directors, officers, and Whirlpool employees and by D.F. King & Co., Inc. personally and by mail, telephone, or other electronic means.
How do I submit a stockholder proposal for the 2014 annual meeting?
Our annual meeting of stockholders is generally held on the third Tuesday in April. Any stockholder proposal that you intend to have us include in our proxy statement for the annual meeting of stockholders in 2014 must be received by us by November 7, 2013 and must otherwise comply with the Securities and Exchange Commission's rules in order to be eligible for inclusion in the proxy statement and proxy form relating to this meeting. Other proposals or a nomination for director to be submitted from the floor of the annual meeting of stockholders in 2014 must be received by the Corporate Secretary of Whirlpool personally or by registered or certified mail by January 15, 2014, and satisfy the procedures set forth in Whirlpool's By-laws.

ITEM 1 – DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS
As the world’s leading manufacturer and marketer of major home appliances with revenues of over $18 billion and global operations, we believe our Board should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe experience, qualifications, or skills in one or more of the following areas are most important: international operations; marketing/branded consumer products; manufacturing; sales and distribution; legal/regulatory and government affairs; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; human resources and development practices; design, innovation, and engineering; and board practices of other major corporations. These areas are in addition to the personal qualifications described in the section entitled “Director Nominations to be Considered by the Board” later in this proxy statement. We believe that all our current Board members possess the professional and personal qualifications necessary for service on our Board and have highlighted certain particularly noteworthy attributes for each Board member in the individual biographies below. In addition, length of service on our Board has provided several directors with significant exposure during various economic cycles to both our business and the industry in which we compete.
We currently have 13 directors on the Board, however, two of our directors will be retiring effective as of the date of the 2013 annual meeting. Directors who are elected will serve until our next annual meeting of stockholders and stand for reelection annually. The Board recommends a vote FOR the election of each of the directors nominated below.

SAMUEL R. ALLEN, 59, has served as a director since 2010. Mr. Allen has been Chairman and Chief Executive Officer of Deere & Co., a farm machinery and equipment company, since February 2010, and a director since June 2009. Mr. Allen joined Deere & Co. in 1975 and since that time has held positions of increasing responsibility. As a result of these and other professional experiences, Mr. Allen possesses particular knowledge and experience in strategic planning and leadership of complex organizations; human resources and development practices; and design, innovation, and engineering that strengthen the Board’s collective qualifications, skills, and experience.

______________________

GARY T. DICAMILLO, 62, has served as a director since 1997. Mr. DiCamillo has been a Partner at Eaglepoint Advisors, LLC, a turnaround, restructuring, and crisis management firm, since January 2010. Prior to joining Eaglepoint Advisors, LLC, Mr. DiCamillo was President and Chief Executive Officer of Advantage Resourcing (formerly known as RADIA International), a professional and commercial staffing company, from 2005 until August 2009. Prior to holding that position, Mr. DiCamillo was President and Chief Executive Officer of TAC Worldwide Companies, a technical and professional staffing company, from 2002 to 2005. From 1995 to 2002, Mr. DiCamillo served as Chairman and Chief Executive Officer of Polaroid Corporation. Mr. DiCamillo is a director of Pella Corporation (1993 to 2007, and 2010 to present), The Sheridan Group, Inc. (since 1989), and previously served as a director of 3Com Corporation (2000 to 2010). As a result of these and other professional experiences, Mr. DiCamillo possesses particular knowledge and experience in marketing/branded consumer products; strategic planning and leadership of complex organizations; and accounting, finance, and capital structure that strengthen the Board’s collective qualifications, skills, and experience.

______________________
DIANE M. DIETZ, 47, has served as a director since February 2013. Ms. Dietz has served as an Executive Vice President and Chief Marketing Officer of Safeway, Inc., a leading food and drug retailer, since July 2008. Prior to joining Safeway, Inc., Ms. Dietz held positions of increasing responsibility with Procter and Gamble from 1989 through 2008. As a result of these and other professional experiences, Ms. Dietz possesses particular knowledge and experience in marketing/branded consumer products; manufacturing; sales and distribution; and strategic planning and leadership of complex organizations that strengthen the Board's collective qualifications, skills, and experience. A third party search firm recommended Ms. Dietz to Whirlpool’s Corporate Governance and Nominating Committee and Board.

______________________
JEFF M. FETTIG, 56, has served as a director since 1999. Mr. Fettig has been Chairman of the Board and Chief Executive Officer of Whirlpool since 2004 after holding other positions of increasing responsibility since 1981. Mr. Fettig is also a director of The Dow Chemical Company (since 2003). As a result of these and other professional experiences, Mr. Fettig possesses particular knowledge and experience in marketing/branded consumer products; sales and distribution; and strategic planning and leadership of complex organizations that strengthen the Board’s collective qualifications, skills, and experience.

______________________

MICHAEL F. JOHNSTON, 65, has served as a director since 2003. Mr. Johnston retired from Visteon Corporation, an automotive components supplier, in 2008. At Visteon, he served as Chairman of the Board, Chief Executive Officer, President, and Chief Operating Officer at various times since 2000. In May 2009, Visteon filed for voluntary reorganization under Chapter 11 of the U.S. Bankruptcy Code. Before joining Visteon, Mr. Johnston held various positions in the automotive and building services industry. Mr. Johnston is also a director of Flowserve Corporation (since 1997) and Armstrong World Industries, Inc. (since 2010). As a result of these and other professional experiences, Mr. Johnston possesses particular knowledge and experience in manufacturing; design, innovation, and engineering; and accounting, finance, and capital structure that strengthen the Board’s collective qualifications, skills, and experience.

______________________
WILLIAM T. KERR, 71, has served as a director since 2006 after serving eight years on the board of Maytag Corporation. Mr. Kerr is the former President and Chief Executive Officer of Arbitron, Inc., a media and marketing services company, a position he held from January 2010 until his retirement in January 2013. Mr. Kerr has been a director of Arbitron since May 2007. From January 1998 to January 2010, Mr. Kerr was Chairman of the Board of Directors of Meredith Corporation, a diversified media company, and since 1991 held various other positions at Meredith, including Chief Executive Officer, President, and Chief Operating Officer, and was a director of Meredith from 1994 to February 2010. Mr. Kerr is also a director of Interpublic Group of Companies, Inc. (since 2006), and previously served as a director of The Principal Financial Group (2001 to 2010), and Storage Technology Corporation (1998 to 2005). As a result of these and other professional experiences, Mr. Kerr possesses particular knowledge and experience in marketing/branded consumer products; board practices of other major corporations; and legal/regulatory and government affairs that strengthen the Board’s collective qualifications, skills, and experience.

______________________
JOHN D. LIU, 44, has served as a director since 2010. Mr. Liu has been the Chief Executive Officer of Essex Equity Management, a financial services company, and Managing Partner of Richmond Hill Investments, an investment management firm, since March 2008. Prior to that time, Mr. Liu was employed for 12 years by Greenhill & Co. Inc., a global investment banking firm, in positions of increasing responsibility including Chief Financial Officer. As a result of these and other professional experiences, Mr. Liu possesses particular knowledge and experience in accounting, finance, and capital structure; strategic planning and leadership of complex organizations; and legal/regulatory and government affairs that strengthen the Board’s collective qualifications, skills, and experience.

______________________

HARISH MANWANI, 59, has served as a director since 2011. Mr. Manwani is the Chief Operating Officer of Unilever, a global consumer product brands company, a position he was appointed to in September 2011. Mr. Manwani joined Hindustan Lever (HUL) in 1976, becoming a member of the HUL board in 1995, and since that time has held positions of increasing responsibility in Unilever which have given him wide ranging international marketing and general management experience. He is also non-executive chairman of Hindustan Lever Limited. Mr. Manwani also previously served as a director of ING Group (2008 to 2010). He has also served on the boards of various other external bodies. As a result of these and other professional experiences, Mr. Manwani possesses particular knowledge and experience in international operations; sales and distribution; and strategic planning and leadership of complex organizations that strengthen the Board’s collective qualifications, skills, and experience.

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WILLIAM D. PEREZ, 65, has served as a director since 2009. Mr. Perez has been a Senior Advisor to Greenhill & Co., Inc., a global investment banking firm, since January 2010. Prior to joining Greenhill & Co., Inc., Mr. Perez was President and Chief Executive Officer of the Wm. Wrigley Jr. Company from 2006 to 2008, and President, Chief Executive Officer, and a member of the Board of Nike, Inc. from 2004 to 2006, after spending 34 years at S.C. Johnson at various positions, including Chief Executive Officer and President. Mr. Perez is also a director of Johnson & Johnson (since 2007) and previously served as a director of Kellogg Company (2000 to 2006) and Campbell Soup Company (2009 to 2012) . As a result of these and other professional experiences, Mr. Perez possesses particular knowledge and experience in sales and distribution; board practices of other major corporations; and international operations that strengthen the Board's collective qualifications, skills, and experience.

______________________
MICHAEL A. TODMAN, 55, has served as a director since 2006. Mr. Todman has been President, Whirlpool International since January 2010 after holding other positions of increasing responsibility since 1993. Mr. Todman is also a director of Newell Rubbermaid Inc. (since 2007). As a result of these and other professional experiences, Mr. Todman possesses particular knowledge and experience in international operations; sales and distribution; and manufacturing that strengthen the Board’s collective qualifications, skills, and experience.

______________________

MICHAEL D. WHITE, 61, has served as a director since 2004. Mr. White has been President and Chief Executive Officer of The DIRECTV Group, Inc., a leading provider of digital television entertainment services, since January 2010, Chairman of the Board since June 2010, and a director since November 2009. From February 2003 until December 2009, Mr. White was Chief Executive Officer of PepsiCo International and Vice Chairman, PepsiCo, Inc. after holding positions of increasing importance with PepsiCo since 1990. As a result of these and other professional experiences, Mr. White possesses particular knowledge and experience in marketing/branded consumer products; accounting, finance, and capital structure; and legal/regulatory and government affairs that strengthen the Board’s collective qualifications, skills, and experience.

______________________
The following Directors are not standing for reelection.
KATHLEEN J. HEMPEL, 62, has served as a director since 1994. Ms. Hempel retired from Fort Howard Corporation, a manufacturer of paper and paper products, in 1997. At Fort Howard Corporation, she served as Vice Chairman and Chief Financial Officer, among other positions, beginning in 1973. Ms. Hempel is also a director of Oshkosh Corporation (since 1997) and previously served as a director of Actuant Corporation (2000 to 2008). As a result of these and other professional experiences, Ms. Hempel possesses particular knowledge and experience in accounting, finance, and capital structure; board practices of other major corporations; and human resources and development practices that strengthen the Board’s collective qualifications, skills, and experience.

______________________
MILES L. MARSH, 65, has served as a director since 1990. Mr. Marsh retired from Fort James Corporation, a manufacturer and marketer of consumer paper products, in 2000. At Fort James Corporation, he served as Chairman of the Board, Chief Executive Officer, and President at various times beginning in 1995. Before joining Fort James Corporation, Mr. Marsh held various positions in the food products industry. He previously served as a director of GATX Corporation (1995 to 2006) and Morgan Stanley (1996 to 2005). As a result of these and other professional experiences, Mr. Marsh possesses particular knowledge and experience in international operations; accounting, finance, and capital structure; and strategic planning and leadership of complex organizations that strengthen the Board’s collective qualifications, skills, and experience.

______________________

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
During 2012, our Board met seven times and had four committees. The committees consisted of an Audit Committee, a Human Resources Committee, a Corporate Governance and Nominating Committee, and a Finance Committee. Each director attended at least 75% of the total number of meetings of the Board and the Board committees on which he or she served.
All directors properly nominated for election are expected to attend the annual meeting of stockholders. In 2012, all of our directors attended the annual meeting of stockholders.
The table below breaks down 2012 committee membership for each committee and each director.

Name	Audit	Human Resources	Corporate Governance and Nominating	Finance
Mr. Allen		X	X
Mr. DiCamillo	Chair			X
Mr. Fettig
Ms. Hempel	X			Chair
Mr. Johnston	X		Chair
Mr. Kerr		X	X
Mr. Liu	X			X
Mr. Manwani			X	X
Mr. Marsh	X	X
Mr. Perez		X		X
Mr. Todman
Mr. White		Chair	X
2012 Meetings	8	4	3	2
Audit Committee
The members of the Audit Committee are Messrs. DiCamillo (Chair), Johnston, Liu, and Marsh, and Ms. Hempel. Pursuant to a written charter, the Audit Committee provides independent and objective oversight of our accounting functions and internal controls and monitors the objectivity of our financial statements. The Audit Committee assists Board oversight of:

1.	the integrity of our financial statements;

2.	our compliance with legal and regulatory requirements;

3.	the independent registered public accounting firm’s qualifications and independence; and

4.	the performance of our internal audit function and independent registered public accounting firm.
In performing these functions, the Audit Committee is responsible for the review and discussion of the annual audited financial statements, quarterly financial statements and related reports with management, and the independent registered public accounting firm. These related reports include our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Audit Committee also monitors policies and guidelines with respect to risk assessment and risk management, assesses the adequacy of financial disclosure, retains and/or terminates our independent registered public accounting firm, and exercises sole authority to review and approve all audit engagement fees and terms. The Audit Committee approves in advance the nature, extent, and cost of all internal control-related and permissible non-audit services provided by the independent registered public accounting firm, and also reviews annual reports from the independent registered public accounting firm regarding its internal quality control procedures.
Under its charter, the Audit Committee is comprised solely of three or more independent directors who meet the enhanced independence standards for audit committee members set forth in the New York Stock Exchange (“NYSE”) listing standards (which incorporates the standards set forth in the rules of the Securities and Exchange Commission). The Board has determined that each member of the Audit Committee satisfies the financial literacy qualifications of the NYSE listing standards and that Mr. DiCamillo satisfies the “audit committee financial expert” criteria established by the Securities and Exchange Commission and has accounting and financial management expertise as required under the NYSE listing rules.
Human Resources Committee
The members of the Human Resources Committee are Messrs. White (Chair), Allen, Kerr, Marsh, and Perez. Pursuant to a written charter, the Human Resources Committee assures the adequacy of the compensation and benefits of Whirlpool’s officers and top management and compliance with any executive compensation disclosure requirements. In performing these functions, the Human Resources Committee has sole authority and responsibility to select, retain, and terminate any consulting firm assisting in the evaluation of director, CEO, or senior executive compensation. The Human Resources Committee has the following duties and responsibilities, among others:

1.
reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of these goals and objectives, and sets the CEO’s compensation level based on this evaluation and other relevant business information;

2.	determines and approves the compensation and other employment arrangements for Whirlpool’s executive officers;

3.	makes recommendations to the Board with respect to incentive compensation and equity-based plans; and

4.	determines and approves equity grants for executive officers and each individual subject to Section 16 of the Securities Exchange Act of 1934.
The Human Resources Committee has the authority to form subcommittees and delegate to those subcommittees certain actions. Under its charter, the Human Resources Committee is comprised solely of three or more independent directors who meet the independence standards under the NYSE listing standards. For information about the Human Resources Committee’s processes for establishing and overseeing executive compensation, refer to “Compensation Discussion and Analysis – Role of the Human Resources Committee.”

Corporate Governance and Nominating Committee
The members of the Corporate Governance and Nominating Committee are Messrs. Johnston (Chair), Allen, Kerr, Manwani, and White, and Ms. Dietz. Pursuant to a written charter, the Corporate Governance and Nominating Committee provides oversight on the broad range of issues surrounding the composition and operation of the Board, including:

1.	identifying individuals qualified to become Board members;

2.	recommending to the Board director nominees for the next annual meeting of stockholders;

3.	recommending to the Board a set of corporate governance principles applicable to Whirlpool; and

4.	recommending to the Board changes relating to director compensation.
The Corporate Governance and Nominating Committee also provides recommendations to the Board in the areas of committee selection and rotation practices, evaluation of the overall effectiveness of the Board and management, and review and consideration of developments in corporate governance practices. The Corporate Governance and Nominating Committee retains the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms. To assist the Corporate Governance and Nominating Committee in identifying potential director nominees who meet the criteria and priorities established from time to time and facilitate the screening and nomination process for such nominees, the Corporate Governance and Nominating Committee has retained third-party search firms. During 2012, we engaged RSR Partners and Heidrick & Struggles to assist the Corporate Governance and Nominating Committee in identifying and soliciting potential candidates to join our Board. On an annual basis, the Corporate Governance and Nominating Committee solicits input from the full Board and conducts a review of the effectiveness of the operation of the Board and Board committees, including reviewing governance and operating practices and the Corporate Governance Guidelines for Operation of the Board of Directors. Under its charter, the Corporate Governance and Nominating Committee is comprised solely of three or more independent directors who meet the independence standards under the NYSE listing standards.
Finance Committee

The members of the Finance Committee are Ms. Hempel (Chair), Ms. Dietz, and Messrs. DiCamillo, Liu, Manwani, and Perez. Pursuant to a written charter, the Finance Committee considers issues affecting our financial structure and makes recommendations to the Board. The Finance Committee develops capital policies and strategies to set an acceptable capital structure, regularly reviews dividend action, liquidity management, adequacy of insurance coverage, the annual business plan as it relates to funds flow, capital expenditure and financing requirements, capital investment projects, major financial transactions, and tax planning strategy and initiatives. The Finance Committee also provides oversight of the Pension Fund Committee with respect to pension plan investment policies and plan funding requirements.
Director Independence

The Corporate Governance and Nominating Committee conducts an annual review of the independence of the members of the Board and its committees, and reports its findings to the full Board.

Eleven of our 13 directors are nonemployee directors (all except Messrs. Fettig and Todman). Although the Board has not adopted categorical standards of materiality for independence purposes (other than those set forth in the NYSE listing standards), information provided by the directors and Whirlpool did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial), which would impair the independence of any of the nonemployee directors. Based on the report and recommendation of the Corporate Governance and Nominating Committee, the Board has determined that each of its nonemployee directors satisfies the independence standards set forth in the listing standards of the NYSE.
Board Leadership Structure
As noted above, our Board is currently comprised of 11 independent and two employee directors. Mr. Fettig has served as Chairman of the Board and Chief Executive Officer since July 2004, and has been a member of our Board since June 1999. Since 2003, the Board has designated one of the independent directors as Presiding Director. We believe that the number of independent, experienced directors that make up our Board, along with the independent oversight of our Presiding Director, benefits Whirlpool and its stockholders.
We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current Board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers, and other stakeholders that Whirlpool is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the company and the Board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for Whirlpool. We believe Whirlpool, like many U.S. companies, has been well-served by this leadership structure.
Because the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the Board believes it is appropriate for the independent directors to elect one independent Director to serve as a Presiding Director. In addition to presiding at executive sessions of nonemployee directors, the Presiding Director has the responsibility to: (1) coordinate with the Chairman of the Board and Chief Executive Officer in establishing the annual agenda and topic items for Board meetings; (2) retain independent advisors on behalf of the Board as the Board may determine is necessary or appropriate; (3) assist the Human Resources Committee with the annual evaluation of the performance of the Chairman of the Board and Chief Executive Officer, and in conjunction with the Chair of the Human Resources Committee, meet with the Chairman of the Board and Chief Executive Officer to discuss the results of such evaluation; and (4) perform such other functions as the independent directors may designate from time to time. Mr. Johnston is currently serving as the Presiding Director.
Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for Whirlpool and its stockholders. Our Corporate Governance Guidelines provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.
Risk Oversight
Our Board is responsible for overseeing Whirlpool’s risk management process. The Board focuses on Whirlpool’s general risk management strategy, the most significant risks facing Whirlpool, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.
The Board has delegated to the Audit Committee oversight of Whirlpool’s risk management process. Among its duties, the Audit Committee reviews with management: (1) Whirlpool policies with respect to risk assessment and management of risks that may be material to Whirlpool, (2) Whirlpool’s system of disclosure controls and system of internal controls over financial reporting, and (3) Whirlpool’s compliance with legal and regulatory requirements. The Audit Committee is also responsible for reviewing major legislative and regulatory developments that could materially impact Whirlpool’s contingent liabilities and risks. Our other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
Whirlpool’s management is responsible for day-to-day risk management. Our treasury, risk management, and internal audit areas serve as the primary monitoring and testing function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for the ongoing business of Whirlpool. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, and compliance and reporting levels.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing Whirlpool and that our Board leadership structure supports this approach.
Compensation Risk Assessment
Whirlpool regularly reviews its employee compensation programs based on several criteria, including the extent to which they may result in risk to the company. Our compensation function, with assistance from the risk management and internal audit functions, annually assesses whether our compensation programs create incentives or disincentives that materially affect risk taking or are reasonably likely to have a material adverse effect on the company. The Human Resources Committee, with the assistance of Frederic W. Cook & Co. (“Cook & Co.”), evaluates the results of this assessment. As part of this assessment, management and the Human Resources Committee considered the following features of our compensation programs: (1) annual and long-term performance metrics used in our global compensation programs are multiple, balanced and more heavily weighted toward corporate-wide, audited metrics; (2) the metrics used in the executive compensation programs are approved by the Human Resources Committee which is composed solely of independent directors; (3) the Human Resources Committee retains an independent advisor that is involved with an ongoing review of the executive compensation program; (4) long-term incentive compensation represents a significant portion of our compensation mix; (5) significant stock ownership guidelines for executives; (6) claw-back provisions for some compensation programs are in place to deal with misconduct; and (7) commission incentive programs are designed to pay out based on profitability and are subject to multiple layers of management review, including an annual review of plan design and results by regional senior management. Based on this assessment, the Human Resources Committee has concluded that our compensation programs do not create risks that would be reasonably likely to have a material adverse effect on the company.

Executive Sessions of Nonemployee Directors
The Board holds executive sessions of its nonemployee directors generally at each regularly scheduled meeting. The Presiding Director serves as the chairperson for these executive sessions.
Communications Between Stockholders and the Board
Interested parties, including stockholders, may communicate directly with the Chairman of the Audit Committee or the nonemployee directors as a group by writing to those individuals or the group at the following address: Whirlpool Corporation, 27 North Wacker Drive, Suite 615, Chicago, Illinois 60606-2800. This address is administered by an independent maildrop business. If correspondence is received by the Corporate Secretary, it will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the Board with a copy to the Presiding Director. When reporting a concern, please supply sufficient information so that the matter may be addressed properly. Although you are encouraged to identify yourself to assist Whirlpool in effectively addressing your concern, you may choose to remain anonymous, and Whirlpool will use reasonable efforts to preserve your anonymity to the extent appropriate or permitted by law.
Corporate Governance Guidelines for Operation of the Board of Directors
Whirlpool is committed to the highest standards of corporate governance. On the recommendation of the Corporate Governance and Nominating Committee, the Board adopted a set of Corporate Governance Guidelines for Operation of the Board of Directors. The desired experience and personal qualifications for director nominees are described in more detail below under the caption “Director Nominations to be Considered by the Board.”
Majority Voting for Directors; Director Resignation Policy
Whirlpool’s By-laws require directors to be elected by the majority of the votes cast with respect to such director in uncontested elections (number of shares voted “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), directors will be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our Board’s policy, any director who fails to be elected must offer to tender his or her resignation to the Board. The Board shall nominate for election or reelection as director only candidates who agree to tender, promptly following the annual meeting at which they are elected or reelected as director, irrevocable resignations that will be effective upon (1) the failure to receive the required vote at the next annual meeting at which they face reelection and (2) Board acceptance of such resignation. In addition, the Board shall fill director vacancies and new directorships only with candidates who agree to tender, promptly following their appointment to the Board, the same form of resignation tendered by other directors in accordance with this Board policy.
If an incumbent director fails to receive the required vote for reelection, the Corporate Governance and Nominating Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Board expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Corporate Governance and Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.
Code of Ethics
All of Whirlpool’s directors and employees, including its Chief Executive Officer, Chief Financial Officer, and other senior financial officers, are required to abide by our long-standing Code of Ethics, augmented to comply with the requirements of the NYSE and Securities and Exchange Commission, to ensure that Whirlpool’s business is conducted in a consistently legal and ethical manner. The Code of Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. We intend to disclose future amendments to, or waivers from, certain provisions of the Code of Ethics for executive officers and directors on the Whirlpool website within four business days following the date of any such amendment or waiver.
Director Nominations to be Considered by the Board
Stockholders entitled to vote in the election of directors of the Board may nominate director candidates at times other than at the annual meeting. For a nomination to be properly made by any stockholder, considered for recommendation by the Board to the stockholders, and included in our proxy statement for the 2014 annual meeting, written notice of such stockholder’s nomination must be given, either by personal delivery or by registered or certified United States mail, postage prepaid, to the Corporate Secretary of Whirlpool (and must be received by the Corporate Secretary) by November 7, 2013. Such notice shall set forth all of the information required by Article II, Section 11 of our By-laws. Our By-laws are posted for your convenience on the Whirlpool website: www.whirlpoolcorp.com. Whirlpool believes that all nominees must, at a minimum, meet the selection criteria established by the Corporate Governance and Nominating Committee. The Board evaluates director nominees recommended by stockholders in the same manner in which it evaluates other director nominees. Whirlpool has established through its Corporate Governance and Nominating Committee selection criteria that identify desirable skills and experience for prospective Board members, including those properly nominated by stockholders.
The Board, with the assistance of the Corporate Governance and Nominating Committee, selects potential new Board members using criteria and priorities established from time to time. Desired personal qualifications for director nominees include: intelligence, integrity, strength of character, and commitment. Nominees should also have the sense of timing required to assess and challenge the way things are done and recommend alternative solutions to problems; the independence necessary to make an unbiased evaluation of management performance and effectively carry out responsibilities of oversight; an awareness of both the business and social environment in which today’s corporation operates; and a sense of urgency and spirit of cooperation that will enable them to interact with other Board members in directing the future, profitable growth of Whirlpool. Desired experience for director nominees includes: at least ten years of experience in a senior executive role with a major business organization, preferably, as either Chief Executive Officer or Chairman (equivalent relevant experience from other backgrounds such as academics or government may also be considered); a proven record of accomplishment and line operating (or equivalent) experience; first-hand experience with international operations; a working knowledge of corporate governance issues and the changing role of the Board; and exposure to corporate programs designed to create shareholder value, while balancing the needs of all stakeholders. Director nominees should not be employed by or affiliated with any organization that has significantly competitive lines of business or that may otherwise present a conflict of interest. The composition, skills, and needs of the Board change over time and will be considered in establishing the profile of desirable candidates for any specific opening on the Board. The Corporate Governance and Nominating Committee has determined that it is desirable for the Board to have a variety of differences in viewpoints, professional experiences, educational background, skills, race, gender, age, and national origin, and considers issues of diversity and background in its selection process.
Available Information
Whirlpool’s current Corporate Governance Guidelines, Code of Ethics, and written charters for its Audit, Finance, Human Resources, and Corporate Governance and Nominating committees are posted on the Whirlpool website: www.whirlpoolcorp.com − scroll over the “Responsibility” dropdown menu, then “Governance,” then click on “Board of Directors.” Stockholders may also request a free copy of these documents from: Investor Relations, Whirlpool Corporation, 2000 North M-63, Mail Drop 1208, Benton Harbor, Michigan 49022-2692; (269) 923-2641.

NONEMPLOYEE DIRECTOR COMPENSATION
The elements of our 2012 director compensation are reflected in the table below. Only nonemployee directors receive compensation for their services as a director. We believe that it is important to attract and retain outstanding nonemployee directors. One way we achieve this goal is through a competitive compensation program. To that end, in 2012, management evaluated competitive market data on nonemployee director compensation with Cook & Co. Based on that review, a modest increase in both the annual cash and equity retainers was recommended to our Corporate Governance and Nominating Committee, which is responsible for making director compensation recommendations to the Board. These recommendations were made so that Whirlpool's nonemployee director compensation remains competitive with other large publicly-held companies. In December 2012 the Committee recommended and the Board approved, effective January 1, 2013, an increase in the annual cash retainer from $110,000 to $120,000, an increase in annual equity compensation, to be paid in Whirlpool common stock, from $110,000 to $120,000, and an increase in the Human Resources Committee Chair retainer from $10,000 to $15,000.

2012 Nonemployee Director Compensation
Type of Compensation	Amount
Annual Cash Retainer	$110,000
Annual Stock Awards Retainer*	1,617 shares
Annual Retainer for Committee Chair (in addition to other retainers):
Audit Committee	$20,000
All Other Committees	$10,000
Annual Retainer for Presiding Director (in addition to other retainers)	$20,000
*See “Nonemployee Director Equity” below for an explanation of how the number of shares was calculated for 2012.
Nonemployee Director Equity
In 2012, our nonemployee director compensation program included the following equity payments from Whirlpool’s Omnibus Stock and Incentive Plan: (1) a one-time grant of 1,000 shares of common stock made at the time a director first joins the Board; and (2) a grant of stock on the date of the annual meeting of stockholders, with the number of shares to be issued determined by dividing $110,000 by the price of a single share of Whirlpool common stock at the close of business on the day of the annual meeting of stockholders.

Deferral of Annual Retainer and Stock Grants
A nonemployee director may elect to defer any portion of the annual cash retainer and annual stock awards retainer until he or she ceases to be a director. Under this policy, when the director’s term ends, any deferred annual retainer will be made in a lump sum or in monthly or quarterly installments. In addition, payment of any deferred annual stock grant will be made as soon as is administratively feasible. Annual cash retainers deferred on or before December 31, 2004, accrue interest quarterly at a rate equal to the prime rate in effect from time to time. Annual cash retainers deferred after December 31, 2004, may be allocated to notional investments that mirror those available to participants in our U.S. 401(k) plan, with the exception of the Whirlpool stock fund.

Stock Ownership Guidelines
Stock ownership guidelines, which are approved by the Board, support the objective of increasing the amount of Whirlpool stock owned by nonemployee directors. Ensuring that our nonemployee directors have a significant stake in Whirlpool’s long-term success aligns the interests of such directors with those of our stockholders. These ownership guidelines are based on a review of competitive market practice conducted by Cook & Co.

The Board has established a guideline for nonemployee directors to have equity ownership of Whirlpool stock equal in value to five times the basic annual cash retainer, with a five-year timetable to obtain this objective. Each nonemployee director’s progress toward achieving the requisite level of ownership is reviewed annually. As of the end of 2012, all nonemployee directors met, or were on track to meet, this requirement.

Charitable Program
Through 2007, each nonemployee director, upon election or reelection to the Board, could choose to relinquish all or a portion of the annual cash retainer, in which case Whirlpool may, at its sole discretion, then make an award to a charitable organization upon the director’s death. Under the program, the election to relinquish compensation is irreversible, and Whirlpool may choose to make contributions in the director’s name to as many as three charities. The Board of Directors eliminated this program, prospectively, as of January 1, 2008. Mr. White is the only active director with an outstanding benefit under this program. In addition, a director’s qualifying charitable contributions of up to $10,000 will be matched by the Whirlpool Foundation annually.

Term Life and Travel Accident Insurance
Whirlpool pays the premiums to provide each nonemployee director who was on the Whirlpool Board as of January 1, 2011, with term life insurance while serving as a director, unless the director has opted out of coverage. The coverage amount is equal to one-tenth of the director’s basic annual cash retainer times the director’s months of service (not to exceed 120). In addition, Whirlpool also provides each nonemployee director who was on the Whirlpool Board as of January 1, 2011, with travel accident insurance of $1 million when traveling on Whirlpool business.

Whirlpool Appliances
For evaluative purposes, Whirlpool permits nonemployee directors to test Whirlpool products for home use. The cost to Whirlpool of this arrangement in 2012 (based on distributor price of products and delivery, installation, and service charges) did not exceed $19,280 for any one nonemployee director or $31,870 for all nonemployee directors as a group. Directors are not reimbursed for any income taxes they incur as a result of this policy.

Business Expenses
Whirlpool reimburses nonemployee directors for business expenses related to their attendance at Whirlpool meetings, including room, meals and transportation to and from Board and committee meetings (e.g., commercial or private flights, cars and parking). On rare occasions, a director’s spouse or other family member may accompany a director on a flight on Whirlpool aircraft. No additional operating cost is incurred in such situations and the director is taxed on the value of the benefit. Directors are reimbursed for attendance at qualified third-party director education programs.

Nonemployee Director Compensation Table

Name	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Samuel R. Allen	110,000	109,956	19,713	239,669
Gary T. DiCamillo	130,000	109,956	5,766	245,722
Kathleen J. Hempel	120,000	109,956	6,299	236,255
Michael F. Johnston	140,000	109,956	434	250,390
William T. Kerr	110,000	109,956	1,631	221,587
John D. Liu	110,000	109,956	2,778	222,734
Harish Manwani	110,000	109,956	200	220,156
Miles L. Marsh	110,000	109,956	2,541	222,497
William D. Perez	110,000	109,956	3,402	223,358
Michael D. White	120,000	109,956	27,808	257,764

(1)	The aggregate dollar amount of all fees earned or paid in cash for services as a director, including all annual retainer fees, before deferrals and relinquishments.

(2)
Reflects the fair value of shares of common stock, before deferrals, awarded in 2012 on the award date. The fair value of the stock awards for financial reporting purposes will likely vary from the amount the director actually receives based on a number of factors, including stock price fluctuations and timing of sale. See the “Share-based Incentive Plans” Note to the Consolidated Financial Statements contained in the Financial Supplement to this proxy statement for a discussion of the relevant assumptions used to account for these awards. As of December 31, 2012, none of our nonemployee directors was deemed to have outstanding stock awards because all stock awards vest immediately.

(3)	The table below presents an itemized account of “All Other Compensation” provided in 2012 to the nonemployee directors.

Name	Life Insurance Premiums ($)	Charitable Program (a) ($)	Whirlpool Appliances and Other Benefits ($)	Total ($)
Samuel R. Allen	−	−	19,713	19,713
Gary T. DiCamillo	−	−	5,766	5,766
Kathleen J. Hempel	2,107	−	4,192	6,299
Michael F. Johnston	−	−	434	434
William T. Kerr	1,255	−	376	1,631
John D. Liu	448	−	2,330	2,778
Harish Manwani	−	−	200	200
Miles L. Marsh	2,107	−	434	2,541
William D. Perez	535	−	2,867	3,402
Michael D. White	1,677	25,755	376	27,808

(a)	Includes 2012 interest cost related to the Charitable Program. The maximum amount payable under the Charitable Program upon Mr. White’s death is $1.5 million.

SECURITY OWNERSHIP
The following table presents the ownership on December 31, 2012, of the only persons known by us as of February 19, 2013, to beneficially own more than 5% of our common stock based upon statements on Schedule 13G filed by such persons with the Securities and Exchange Commission.

Schedule 13G Filed On	Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
2/14/2013	FMR LLC(1) 82 Devonshire Street Boston, MA 02109	5,358,907	6.82%
2/11/2013	The Vanguard Group Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	4,729,760	6.02%
1/30/2013	BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	4,240,202	5.40%

(1)
Based solely on a Schedule 13G filed with the SEC by FMR LLC (“FMR”) and Edward C. Johnson. Fidelity Management Trust Company (“Fidelity”), a registered investment advisor to various investment companies (“Fidelity Funds”) and a wholly-owned subsidiary of FMR, beneficially owns 5,266,813 shares. Mr. Johnson and FMR, through its control of Fidelity, and the Fidelity Funds each has sole power to dispose of 5,266,813 shares owned by the Fidelity Funds. Neither Mr. Johnson nor FMR has the sole power to vote or direct the voting of the shares owned directly by Fidelity Funds. The sole voting power of all shares directly owned by Fidelity Funds resides with the Board of Trustees of such funds. Mr. Johnson and FMR, through its control of Fidelity, has sole dispositive and voting power over 24,321 shares. Mr. Johnson and FMR, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive and voting power over 65,107 shares. Strategic Advisers, Inc., a wholly-owned subsidiary of FMR and a registered investment advisor, beneficially owns 2,666 shares.

(2)
Based solely on a Schedule 13G/A filed with the SEC by The Vanguard Group Inc. (“Vanguard Group”), a registered investment advisor. Vanguard Group has sole voting power with respect to 136,033 shares, sole dispositive power with respect to 4,602,154 shares, and shared dispositive power with respect to 127,606 shares.

(3)	Based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. (“BlackRock”). BlackRock has sole voting and dispositive power with respect to all shares.

BENEFICIAL OWNERSHIP

The following table reports beneficial ownership of common stock by each director, nominee for director, the Chief Executive Officer, Chief Financial Officer, and the three other most highly compensated executive officers, and all directors and executive officers of Whirlpool as a group, as of February 19, 2013. Beneficial ownership includes, unless otherwise indicated, all shares with respect to which each director or executive officer, directly or indirectly, has or shares the power to vote or to direct the voting of such shares or to dispose or direct the disposition of such shares. The address of all directors and executive officers named below is c/o Whirlpool Corporation, 2000 North M-63, Benton Harbor, Michigan 49022-2692.

	Shares Beneficially Owned (1)	Deferred Stock Units (2)	Shares Under Exercisable Options (3)	Total (4)	Percentage
Samuel R. Allen	8,894	-	-	8,894	*
Marc R. Bitzer	67,472	33,489	86,998	187,959	*
Gary T. DiCamillo	6,125	11,947	12,337	30,409	*
Diane M. Dietz	1,000	-	-	1,000	*
Jose A. Drummond	43,374	-	10,270	53,644	*
Jeff M. Fettig	278,200	205,401	799,164	1,282,765	1.61%
Kathleen J. Hempel	13,368	4,686	12,937	30,991	*
Michael F. Johnston	3,000	8,861	9,937	21,798	*
William T. Kerr	8,161	-	8,768	16,929	*
John D. Liu	1,000	2,994	-	3,994	*
Harish Manwani	1,831	-	-	1,831	*
Miles L. Marsh	17,810	6,352	14,137	38,299	*
William D. Perez	10,414	-	1,357	11,771	*
Roy W. Templin (5)	49,171	2,902	52,747	104,820	*
Michael A. Todman	28,234	51,409	136,862	216,505	*
Larry M. Venturelli	6,737	5,251	26,527	38,515	*
Michael D. White	2,700	8,360	9,337	20,397	*
All directors and executive officers as a group (19 persons)	599,380	343,303	1,267,501	2,210,184	2.76%
*Less than 1%.

(1)
Does not include 1,801,271 shares held by the Whirlpool 401(k) Trust (but does include 7,195 shares held for the accounts of executive officers). Includes restricted stock units that become payable within 60 days of February 19, 2013, before deferrals and tax liabilities.

(2)
Represents the number of shares of common stock, based on deferrals made into the Deferred Compensation Plan II for Nonemployee Directors, one of the executive deferred savings plans, or the terms of deferred stock awards, that we are required to pay to a nonemployee director when the director leaves the Board or to an executive officer when the executive officer is no longer an employee. None of these deferred stock units have voting rights.

(3)	Includes shares subject to options that will become exercisable within 60 days of February 19, 2013.

(4)	May include restricted stock units and option shares which cannot be voted until vesting or exercise, as applicable.

(5)	Reflects Mr. Templin's beneficial ownership as of his last day of employment, March 31, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Whirlpool’s directors and executive officers and persons who own more than 10% of Whirlpool’s common stock (each a reporting person) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Whirlpool’s common stock. Based solely on its review of the copies of such reports furnished to or prepared by Whirlpool and written representations that no other reports were required, Whirlpool believes that all Section 16(a) filing requirements applicable to reporting persons were complied with during the fiscal year ended December 31, 2012, except that Mr. Todman's brokerage firm did not timely report to Whirlpool the sale of 9,882 shares of stock, resulting in the filing of a Form 4 one day late. In addition, due to an administrative error, restricted stock unit awards were omitted from Form 4 filings for the following officers in the following amounts: 4,003 for David T. Szczupak, 4,602 for Jose A. Drummond, and 784 for Christopher J. Kuehn.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Overview
Whirlpool is dedicated to global leadership and to delivering superior shareholder value. To achieve our objectives, we implement a “pay-for-performance” philosophy using the following guiding principles:

•	compensation should be incentive-driven with both a short-term and long-term focus;

•	a significant portion of pay should be performance-based, with the proportion varying in direct relation to an executive's level of responsibility;

•	components of compensation should be linked to the drivers of shareholder value over the long-term; and

•
components of compensation should be tied to an evaluation of business and individual performance measured against financial, customer, quality, and employee-related objectives - a “balanced scorecard” approach.

The 2012 fiscal year demonstrated our continued commitment to these principles and illustrated how our program responds to changes in business performance. Because 2012 performance exceeded objectives, short-term incentive compensation payouts were above target in 2012.

•	Whirlpool achieved 120% shareholder return for the year driven by strong operating results.

•
Whirlpool's success in 2012 was a result of aggressive actions implemented to expand our operating margins and improve our earnings. These actions included implementation of our previously announced cost-based price increases, continued investment in new product innovation, execution of cost and capacity reductions, continued productivity improvements and legal actions taken to promote fair trade within the industry.

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Whirlpool's strong operating profit, increase in earnings per share and strong underlying cash generation in 2012 resulted in performance that was above our financial objectives established under the Global Balanced Scorecard.

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Whirlpool's leadership continued to focus on innovation, another 2012 Global Balanced Scorecard objective, and yielded a significant number of new product launches in 2012 that enabled the company to support price and mix improvement in key markets while increasing price margin realization.

•	Quality improvement, another 2012 Global Balanced Scorecard objective, improved once again globally during 2012.

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In support of our pay-for-performance philosophy, performance-based compensation in the form of short-term and long-term incentives constituted over 88% of 2012 total target compensation for our CEO and an average of 76% of 2012 total target compensation for our other Named Executive Officers ("NEOs").

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We continue to be recognized externally as a company in a positive way. The multiple recognitions received in 2012 include being listed in Forbes and Reputation Institute's "Top 25 Most Respected U.S. Companies from 2008-2012," #1 in Fortune's list of "Most Admired Companies" in the Home Equipment/Furnishings category, Corporate Responsibility Magazine's "100 Best Corporate Citizens," and ENERGY STAR Partner of the Year award for Sustained Excellence. The company has been honored with 24 ENERGY STAR awards overall, more than any other appliance manufacturer, including the ENERGY STAR "Manufacturer of the Year" for the past four years.

Compensation Practices
The Human Resources Committee continues to evaluate and make changes to programs to ensure the company has the appropriate compensation programs in place to most effectively link pay to performance, to create shareholder value over the long term, and to be consistent with good governance practices. Beginning in 2012, the performance period for long-term incentive grants was extended from one year to three years. This change in the structure of our long-term incentive grants was implemented by the company to further the goal of providing a competitive pay-for-performance package that supports the company's long-term value creation objectives.
Also in 2012, the Human Resources Committee approved trading guidelines for Whirlpool stock prohibiting hedging by any employee or Director, and pledging or trading on margin for executive officers and Directors.
Other policies and provisions that the Human Resources Committee has adopted in recent years that are intended to support best practices in executive compensation include:

•	Elimination of "golden parachute" excise tax gross-ups and adoption of double-trigger change in control equity vesting;

•	Adoption of significant stock ownership guideline levels to reinforce the link between the interests of our NEOs (7 times salary for our CEO) and those of stockholders;

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Implementation of claw-back provisions in both our Performance Excellence Plan (“PEP”) and omnibus stock incentive plans under which the repayment of awards may be required in certain circumstances; and

•	Formation of a fully independent compensation committee, which is advised by an independent compensation consultant that only provides services to such committee.

Compensation Elements
The Human Resources Committee sets compensation using a market-based approach, with differentiation based on individual and company performance. The elements of our compensation program reflect our “pay-for-performance” philosophy. The Human Resources Committee creates a compensation package for each NEO that contains a mix of compensation elements that it believes best addresses the NEO's responsibilities and best achieves our overall compensation objectives. In establishing target compensation, the Human Resources Committee considers factors discussed below such as market compensation values and job responsibility.
Our compensation program is designed so that an individual's target compensation level rises as job responsibility increases, with the portion of performance-based compensation rising as a percentage of total target compensation. This ensures that the senior-most executives who are responsible for development and execution of our strategic plan are held most accountable for operational performance results and changes in shareholder value over time. As a result, actual total compensation of an executive in relation to the total compensation of his or her subordinates is more dependent on performance, resulting in larger increases and decreases in realized pay relative to target during periods of above-target and below-target performance. In addition, the Human Resources Committee makes distinctions in the mix of cash and equity components based on job responsibility in shaping each executive officer's compensation package. Generally, the proportion of equity compensation rises with increasing job responsibility to ensure strong alignment between executive and long-term stockholder interest.

Element	Characteristics
Base Salary	• Fixed component based on responsibility, experience and performance • Target is the median range for similar positions in the comparator group and is influenced by performance and experience
Short-term Incentives	• Performance-based variable cash incentives based on annual performance • Target is the median range for similar positions in the comparator group
Long-term Incentives
• Performance-based variable equity and cash incentives in the form of performance restricted stock units, restricted stock units, performance cash units, and stock options for certain positions
• Target is the median range for similar positions in the comparator group

Other Benefits	• Health and welfare benefits available to substantially all salaried employees • Very limited perquisites designed to support a market-competitive compensation package
Retirement Benefits	• NEOs participate in tax-qualified and non-qualified defined benefit and defined contribution plans • Target is the median income replacement ratio for a broad-based group of companies

Compensation Process and Methodology
Role of the Human Resources Committee
The Human Resources Committee has overall responsibility for Whirlpool's executive compensation programs. Typically, the Human Resources Committee adopts the compensation goals and objectives for awards under our short-term and long-term incentive plans at its meeting in February of each year. The Human Resources Committee considers and makes decisions on the principal elements of each executive officer's compensation package at this meeting. The Human Resources Committee also performs its evaluation of CEO performance for the most recently completed year and establishes target CEO compensation for the current year at this meeting. Throughout the year, the Human Resources Committee evaluates the overall effectiveness of our compensation philosophy and programs. In addition, the Human Resources Committee reviews management's recommendations regarding hiring, promotion, retention, severance, and individual executive compensation packages related to those events.
In making its determinations, the Human Resources Committee reviews and considers various factors and assigns different weightings to these factors depending on the type of determination and the circumstances related to each specific action. For example, in determining base salary, the Human Resources Committee may rely more heavily on market data and the guidance of its independent compensation consultant. Likewise, in determining the payout of incentive awards, the Human Resources Committee's consideration of company performance and management's assessment of individual performance may predominate. As a final example, in setting long-term compensation, the Human Resources Committee may give more weight to the scope and complexity of the individual's position and impact on overall company results. While the Human Resources Committee solicits and reviews recommendations from its independent compensation consultant, and in some circumstances management, ultimately the Human Resources Committee makes decisions regarding these matters in the exercise of its sole discretion.
Role of Consultants
The Human Resources Committee establishes target compensation levels using a market-based approach. Each year, the Human Resources Committee engages an independent compensation consultant to advise the Human Resources Committee on Whirlpool's executive compensation program. The Human Resources Committee has the sole authority to approve the independent compensation consultant's fees and terms of engagement. The Human Resources Committee retained Frederic W. Cook & Co. (“Cook & Co.”) as its independent compensation consultant because of its extensive expertise and its independence due to the lack of an existing business relationship with Whirlpool.
Cook & Co. did not perform any services for Whirlpool in 2012, other than those related to executive compensation for the Human Resources Committee as discussed below and reviewing director compensation for the Corporate Governance and Nominating Committee. In 2012, Cook & Co. advised the Human Resources Committee on the design of an amended and restated 2010 Omnibus Stock and Incentive Plan, and assisted the Human Resources Committee in designing the terms and performance goals in the new 3-year performance-based restricted stock unit plan. Cook & Co. also analyzed effectiveness of pay-for-performance programs and assisted the Human Resources Committee with a variety of other ongoing items, including review of materials prepared by management in advance of Human Resources Committee meetings and the review of public disclosures, including this Compensation Discussion and Analysis and the accompanying tables and narrative footnotes.

The Human Resources Committee has determined that the work of Cook & Co. did not raise any conflicts of interest in 2012. In making this assessment, the Human Resources Committee considered the independence factors enumerated in new Rule 10C-1(b) under the Securities Exchange Act of 1934, including the fact that Cook & Co. does not provide any other services to Whirlpool, the level of fees received from Whirlpool as a percentage of Cook & Co.'s total revenue, policies and procedures employed by Cook & Co. to prevent conflicts of interest, and whether the individual Cook & Co. advisors to the Human Resources Committee own any Whirlpool stock or have any business or personal relationships with members of the Human Resources Committee or our executive officers.
As part of its ongoing role in supporting the Human Resources Committee, Cook & Co. assists the Human Resources Committee in reviewing executive compensation market practices and trends in general, and designing and recommending the compensation packages provided to the NEOs and other senior executives based on a marketplace assessment of the compensation for the NEOs and other senior executives in comparison to the compensation for comparable positions within the comparator group. With respect to the CEO, Cook & Co. provides alternatives, without the CEO's input, to the Human Resources Committee regarding the CEO's compensation package (base salary, target incentive award levels, and mix of pay components).
Role of Management
Each year, the CEO and Chief Human Resources Officer make recommendations to the Human Resources Committee regarding the compensation and benefit programs for all executive officers. In addition, the CEO makes recommendations with respect to base salary, annual cash incentives, equity compensation, and the total compensation levels for executive officers other than himself, based on his assessment of individual performance and contribution to Whirlpool. The CEO and Chief Human Resources Officer recommend the performance metrics to be used in establishing performance goals for the annual cash incentive and long-term equity and cash incentive programs for adoption by the Human Resources Committee. The Human Resources Committee has authority to adopt or modify these metrics in its sole discretion. In addition, the CEO assesses the individual performance of the executive officers to assist the Human Resources Committee in making determinations regarding awards to be paid out under incentive programs.
Benchmarking
For 2012, the Human Resources Committee utilized the comparator group listed below to benchmark executive compensation. These 18 companies were selected because they have national and global business operations and are similar to Whirlpool in sales volumes, margins, employment levels, lines of business, and required management skills. Additionally, companies in the comparator group are recognized for their excellence in the areas of consumer focus and trade partner relations, and for possessing highly complex global supply chains and manufacturing footprints. This is the same peer group used in 2011. Whirlpool's revenues are between the median and 75th percentile of the revenues for the comparator group.
We use publicly disclosed compensation data contained in proxy statements, as well as proprietary surveys purchased from third-party consulting firms to acquire market compensation data for companies in the comparator group, as well as broader general industry practice. These independently conducted surveys generally include data from numerous organizations from across various industry groupings and specific international regions and also allow for comparisons to be made on the basis of job scope and other measures relevant to Whirlpool.

2012 Comparator Group
3M Company	Illinois Tool Works, Inc.
Cummins Inc.	Ingersoll-Rand plc
Colgate-Palmolive Company	Johnson Controls
Deere & Company	Kellogg Company
Eaton Corporation	Motorola Solutions Inc.
Emerson Electric Co.	Parker Hannifin
The Goodyear Tire & Rubber Company	Stanley Black & Decker Inc.
H.J. Heinz Company	Textron
Honeywell International Inc.	Xerox
Base Salary
Consistent with the CEO's recommendations, the Human Resources Committee maintained year-end 2011 salary levels and authorized no salary increases in 2012 for Messrs. Fettig, Todman, Bitzer and Drummond due to the challenging economic environment at that time. In recognition of his promotion to Chief Financial Officer in January 2012, the Human Resources Committee approved a salary of $525,000 for Mr. Venturelli, effective January 16, 2012.
Short-term Incentives
Consistent with Whirlpool's pay-for-performance philosophy, substantially all salaried employees, including our NEOs, are eligible to participate in the stockholder-approved PEP, our annual cash incentive program. PEP is designed to focus attention on short-term drivers of shareholder value creation and reflect company and individual performance as measured against financial, customer, quality, and employee-related objectives. PEP ensures that a significant portion of our NEOs' annual cash compensation is directly tied to key performance measurements and therefore variable.
To maximize tax deductibility, awards granted to NEOs under the terms of PEP are designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. The Human Resources Committee established a 2012 Return on Equity (“ROE”) target of 8% as the objective performance measure for PEP, which was met with an actual 2012 ROE achievement level of 9.5%. As in prior years, achievement of the ROE target established the maximum award level for each NEO with actual payouts based on consideration of other performance metrics and the exercise of negative discretion by the Human Resources Committee.
At the beginning of fiscal 2012, the Human Resources Committee established annual incentive target opportunities as a percentage of an executive's base salary for each NEO. The Human Resources Committee established PEP target award levels for the NEOs taking into account comparative market data. The target award levels are generally set at the median of the comparator group and are as follows for each NEO:

NEO	PEP Target Award (as % of salary)
Jeff M. Fettig	150%
Larry M. Venturelli	100%
Michael A. Todman	100%
Marc R. Bitzer	100%
Jose A. Drummond	90%

Illustration of Whirlpool's 2012 Short-term Incentive Award for NEOs
In determining actual payouts for executive officers, the Human Resources Committee first confirmed that the 8% ROE goal was attained, which, as described above, funded the overall payouts at the maximum award opportunity for each executive under Section 162(m). The Human Resources Committee then adjusted the maximum down to the actual payout by applying negative discretion based on the Company Performance Factor and Individual Performance Factor as illustrated in the preceding table. In doing so, the Human Resources Committee reviewed performance under previously established, equally weighted Company Performance and Individual Performance Factors for each executive officer, each with a range of 0% to 200%. In defining the Company Performance Factor for 2012, the Human Resources Committee determined that company performance in line with expected performance would result in a Performance Factor of 100%. Company performance substantially above expected performance could result in a Performance Factor of up to 200%, and performance below expected performance could result in a Performance Factor as low as 0%, with no award being paid out under PEP.
2012 Company Performance
The Human Resources Committee approved formulas and metrics at its February 2012 meeting after reviewing the 2012 business plan and program design alternatives with management. The performance metrics selected by the Human Resources Committee reflect Whirlpool's priorities and critical objectives for 2012.
As the basis for determining the Company Performance Factor, the Human Resources Committee set objectives to establish the Global Balanced Scorecard multiplier. The Human Resources Committee adopted Balanced Scorecard measures, consisting of Financial (representing 60% of the Scorecard allocation) and Customer, Quality, and Employee measures (together representing the remaining 40% Scorecard allocation), for purposes of determining the Global Balanced Scorecard multiplier.
With respect to the Global Balanced Scorecard objectives, the Human Resources Committee determined that company-level objectives based on Employee Measures, consisting of talent development and employee engagement, were achieved above target. Quality Measures, consisting of improvements in total cost of quality and service incident rate, as well as Customer Measures, which include market share, innovation pipeline objectives, and price margin realization objectives, were also achieved above target.
With respect to the Financial Measures under the Global Balanced Scorecard, above-target performance was achieved. As discussed above, Whirlpool expanded margins significantly in 2012, reduced costs and increased cash flow resulting in total shareholder return of 120%.

When setting financial objectives and evaluating actual results, the Human Resources Committee determined target financial objectives to exclude items which do not reflect ongoing business performance. For purposes of the Global Balanced Scorecard target objectives and final results, the Adjusted Net Earnings Per Share, Adjusted Revenue Growth, and Adjusted Operating Profit Margin metrics were based on reported (GAAP) diluted Net Earnings Per Share, Net Sales, and Operating Profit Margin respectively as disclosed in our Form 10-K, excluding restructuring costs and Brazilian (BEFIEX) tax credits which are also separately disclosed in our Form 10-K. For purposes of the Global Balanced Scorecard target objectives and final results, the Adjusted Free Cash Flow metric was based on Free Cash Flow as defined in our Form 10-K, excluding U.S. pension contributions. For purposes of the North America Regional Scorecard target objectives and final results, the Adjusted Operating Profit Margin metric was based on reported (GAAP) Operating Profit as disclosed in our Form 10-K, excluding a benefit plan curtailment gain. For purposes of the Latin America Regional Scorecard target objectives and final results, the Adjusted Operating Profit Margin metric was based on reported (GAAP) Operating Profit as disclosed in our Form 10-K, excluding Brazilian (BEFIEX) tax credits.
The Human Resources Committee determined levels of achievement based on the company's financial results as follows:

•	Adjusted Net Earnings per share of $6.86 per share was at the higher end of the established target range of $5.50 to $7.00 per share;

•	Adjusted Revenue Growth of -1.6% was below the established target of 1.8%;

•	Adjusted Operating Profit Margin of 5.9% was at the higher end of the established target range of 5.0 to 6.0%;

•	Adjusted Free Cash Flow of $397 million was above the established target range of $220 to $370 million;

Based on these performance results, the Human Resources Committee determined a Global Balanced Scorecard multiplier of 115%.
The 2012 North America Regional Balanced Scorecard metrics consisted of Adjusted Operating Profit and Adjusted Free Cash Flow, with a possible multiplier score of 0% to 200%. Net sales grew slightly during the year while margins significantly increased compared to 2011 primarily due to the favorable impact from previously announced cost-based price increases and mix, cost and capacity reduction initiatives, and ongoing productivity programs. Strong regional Adjusted Operating Profit totaled $797 million and exceeded the target objective of $700 million. The same factors positively impacted Adjusted Free Cash Flow and the free cash flow objective established for the region was significantly exceeded. Considering these results, the Human Resources Committee approved a North America Regional Balanced Scorecard multiplier of 200%.
The 2012 Latin America Regional Balanced Scorecard consisted of Operating Profit, Free Cash Flow, market share and total cost of quality objectives, with a possible multiplier score of 0% to 200%. In Latin America, net sales grew 13.9% during 2012 when excluding the impact of foreign currency and Brazilian (BEFIEX) tax credits. Margins expanded in Latin America due to product price/mix and continued productivity and cost reduction initiatives. Regional Adjusted Operating Profit grew, which totaled $439 million, slightly below the target objective of $445 million. The same factors significantly impacted Free Cash Flow and the Free Cash Flow objective established for the region was achieved. Market share and total cost of quality was slightly below targeted levels for 2012. Considering these results, the Human Resources Committee approved a Latin America Regional Balanced Scorecard multiplier of 136%.
The 2012 Company Performance Factor for Messrs. Fettig, Todman, and Venturelli, was determined by reference to the Global Balanced Scorecard due to their global responsibilities, resulting in a 115% Company Performance Factor. For each NEO with specific regional responsibilities, the Company Performance Factor is based on an average of the Global Balanced Scorecard multiplier and the applicable Regional Balanced Scorecard multiplier. For 2012, Mr. Bitzer's responsibilities included North America, and the overall Company Performance Factor used in calculating his PEP award was 157.5%. Mr. Drummond began 2012 with responsibility for the Latin America region, later accepting an assignment in the Europe, Middle East, Africa region. The Latin America Regional multiplier was used in his PEP calculation and the overall Company Performance Factor used in calculating his PEP award was 125.5%.
2012 Individual Performance Assessment
The Human Resources Committee annually reviews each executive officer's individual performance based on a review of individual achievements during the performance period relative to established goals. With respect to NEOs other than the CEO, the Human Resources Committee takes into account the assessment of individual performance provided by the CEO. Executive officers are reviewed based on established criteria for results, leadership, talent development, and demonstration of Whirlpool values.
As a result of this process, each NEO receives one of the following performance ratings:

Individual Performance Description	Individual Performance Factor (Individual Multiplier)
Extraordinary Results	200% of target amount
Very Strong Results	150% of target amount
Strong Results	100% of target amount
Results Need to Be Improved	50% to 75% of target amount
Unacceptable Results	0% - No award given

The Human Resources Committee retains the discretion to reduce Individual Performance Factors within the ranges set forth above. In determining the individual performance rating, the CEO and the Human Resources Committee consider each NEO's absolute performance, performance relative to internal peers, any unforeseen factors that influenced the results of each NEO, and the extent to which the leadership of each NEO has contributed to Whirlpool's success during the performance period based on qualitative measures. For 2012, each NEO received a performance rating of “Strong Results” or higher.
Based on this review, the Human Resources Committee determined the actual PEP payout to each NEO by multiplying the NEO's Target Award by the applicable Company Performance Factor and Individual Performance Factor. For 2012, the Human Resources Committee applied a maximum payout cap of 150% and 200% of the Target Award for Messrs. Fettig and Bitzer respectively.
Long-term Incentives
Long-term incentive opportunities are tied directly to Whirlpool's financial and strategic performance over a preset period beginning each January 1 and continuing for three years or longer. Each set of performance measures rewards the achievement of specific long-term strategic goals designed to deliver long-term shareholder value. The length of the performance period as well as the performance measures are established by the Human Resources Committee.
Long-term awards typically consist of a combination of stock options, and performance restricted stock units which are distributed in stock. Depending on a NEO's responsibilities, part of the long-term award may be granted in performance cash units and restricted stock units. Generally, the Human Resources Committee grants these equity awards to employees, including NEOs, on a single date at its regularly scheduled meeting in February. This meeting usually occurs after we release our final earnings for the prior fiscal year, which permits material information regarding our performance for the prior fiscal year to be disclosed to the public before equity-based grants are made. The Human Resources Committee determines equity award values based on the closing stock price on the date of grant. Because the Human Resources Committee determines the number of any stock options to be granted, and the target number of any restricted stock units, based on the closing stock price on the date of grant, these numbers of shares granted may vary significantly from year to year as a result of changes in the stock price.
Illustration of Whirlpool's 2012 Long-term Performance Incentive Award
Establishing Award Levels and Equity Values
The Human Resources Committee establishes long-term incentive target opportunities as a percentage of each NEO's base salary. Taking into account comparative market data, the Human Resources Committee targeted the median level of our comparator group and established 2012 long-term incentive target award levels for the NEOs as follows:

NEO	Long-term Incentive Target Award (as % of salary)
Jeff M. Fettig	600%
Larry M. Venturelli	200%
Michael A. Todman	250%
Marc R. Bitzer	250%
Jose A. Drummond	150%
The Human Resources Committee allocated each NEO's 2012 long-term incentive target award among performance-based restricted stock units, restricted stock units, performance cash units, and stock options based on the officer's position and ability to impact components of company performance and stock value over the longer term. The 2012 long-term incentive target award allocations for each NEO were as follows:

NEO	Performance-Based Restricted Stock Units as % of Target Award	Stock Options as % of Target Award	Performance Cash Units as % of Target Award	Restricted Stock Units as % of Target Award
Jeff M. Fettig	50%	50%	—	—
Larry M. Venturelli	50%	50%	—	—
Michael A. Todman	50%	50%	—	—
Marc R. Bitzer	50%	50%	—	—
Jose A. Drummond	25%	25%	25%	25%
The Human Resources Committee determined the number of stock options, the number of restricted stock units, and the target number of performance-based restricted stock units granted to each NEO based on the closing price of Whirlpool stock on the date in February 2012 when the long-term incentive awards were established under the terms of the 2010 Omnibus Stock and Incentive Plan.
Because the value of stock options is inherently linked to Whirlpool's stock performance, the number of stock options to be awarded is not determined over the course of a performance period. For award determination purposes, the value of stock options was set at 27.48% of face value, using a Black-Scholes option valuation methodology. The option exercise price of the February 2012 option grants was $71.03 per share, the closing price of Whirlpool stock on the NYSE on February 17, 2012. Stock options generally vest over a three-year term in equal annual installments and are exercisable over a ten-year period, promoting a focus on long-term stock value creation, as well as executive retention. Time-based restricted stock units also vest in equal installments over a three-year period and promote retention of top talent.
Establishing Performance Measures and Reviewing Outcomes
For 2012, the Human Resources Committee selected a three-year performance period for the achievement of performance goals, with the number of performance-based restricted stock units and performance cash units earned, to be determined and vested in 2015 based on 2012 through 2014 performance.
As with PEP, the Human Resources Committee established an ROE target as the objective performance measure for long-term incentives. Achievement of the ROE target will establish the maximum award level for each NEO. Actual payouts will be based on consideration of other performance metrics and the exercise of negative discretion by the Human Resources Committee.
For 2012, the Human Resources Committee established that performance in line with long-term incentive performance expectations would result in a payout equal to 100% of the target award, while performance substantially above expected performance could result in a maximum payout of up to 200% of the target award. Performance below expected performance could result in no long-term incentive award payout.
For awards granted in 2012, the performance goals were identical for the performance-based restricted stock units and performance cash units and consisted of equally weighted operating profit and free cash flow targets. These goals will be measured over a three-year performance period, and the Human Resources Committee established ranges from 0% to 200% for performance against each of these measures. These metrics were chosen because they represent critically important measures of profitability and liquidity, which are key drivers of sustainable shareholder value creation. Final award determination will be made after the completion of the 2012-2014 performance period, with awards vesting in 2015.

Special Recognition and Retention Awards
The Human Resources Committee periodically grants additional “off-cycle” awards to key employees, including NEOs, in connection with promotions, recruitment and retention efforts, succession planning, or significant accomplishments or achievements. In 2012, in recognition of leadership contributions and for purposes of retention, the Human Resources Committee granted restricted stock unit awards of 25,000 each to Messrs. Todman, Bitzer, and Drummond; and 10,000 restricted stock units to Mr. Venturelli.  Mr. Todman's award will vest in 2015, provided that he remains in the continued service of the company on the vesting date and will be distributed in installments in 2015 and 2016.  Messrs. Bitzer, Drummond, and Venturelli will have awards vest and be distributed in installments in 2015 and 2017, provided that they remain in the continued service of the company on the vesting dates. In 2013, in recognition of leadership contributions and for purposes of retention, the Human Resources Committee granted 10,000 restricted stock units to Mr. Bitzer. Mr. Bitzer's award will vest in 2016 provided he remains in the continued service of the company on the vesting date.
Limited Perquisites
We provide limited perquisites to executives, including financial planning services, limited use of Whirlpool owned and leased property, product discounts, home security, relocation assistance, and comprehensive health evaluations. These perquisites are designed to support a market-based competitive total compensation package, which serves our overall attraction and retention objectives, enhances the efficiency of our management team by enabling them to focus their efforts on Whirlpool business, and ensures that Whirlpool derives the most value from our overall compensation and benefits expenditures. For purposes of personal security, Messrs. Fettig and Todman may use company aircraft for personal use, and other executives may be granted limited use of the aircraft with the permission of the CEO. Mr. Drummond is eligible to receive the use of a company car and driver in Brazil for security reasons and consistent with prevailing market practices in Latin America, and a car and driver in Europe as part of an expatriate agreement.
Post-termination Payments
Our U.S.-based NEOs are eligible to receive benefits under a severance policy generally available to U.S. salaried employees. Consistent with prevailing market practice, Mr. Drummond is entitled to contractual severance and, as required by law in Brazil, statutory severance. We have also entered into Compensation Benefits and Assurance Agreements with each executive officer, including each NEO, to provide benefits in the event of a qualifying termination following a change in control of Whirlpool. These agreements are intended to ensure that our NEOs are not deterred from exploring opportunities that will result in maximum value for stockholders, including actions that may result in a change in their position or standing within Whirlpool, and to promote orderly succession of talent and support our overall attraction and retention objectives. These agreements align the company's change in control severance program with current best practices in this area by requiring consummation of a merger or consolidation transaction to trigger the protections afforded under the program and imposing a “double-trigger” requirement under which benefits are triggered only upon the occurrence of both a change in control event and the termination of the employment relationship by the company or by the executive for good reason. The agreements do not provide "golden parachute" excise tax gross-ups.

Retirement Benefits
NEOs are eligible for retirement benefits designed to provide, in total, a market-competitive level of income replacement upon achieving retirement eligibility by using a combination of qualified and non-qualified plans. These plans are intended to attract and retain high quality executives by providing market-competitive benefit levels, and also support our leadership development objectives by ensuring that senior executives have sufficient resources to retire from the company at appropriate times, thereby enabling an orderly succession of talent throughout the organization.
We assess retirement benefits for the company's senior leaders, including each of the NEOs, against data provided to the Towers Watson Employee Benefits Information Center (“Towers Watson”) by other U.S. companies that provide survey data on executive benefits. In 2012 we reviewed with Towers Watson comparisons of data obtained from over 300 companies, approximately a third of which were companies with revenues of $10 billion or more. Accordingly, this survey tool includes data on a much broader base of companies than those included in the executive compensation comparator group.
This review is an important factor used in determining the median retirement income replacement ratio among similarly situated executives at such companies and in setting the target amount of total retirement benefits for our NEOs. As a result of the current mix of our retirement plans, we believe that total retirement benefits for the NEOs are currently at a competitive level when compared to the other companies in the survey. Executive officers in locations outside the United States receive retirement benefits designed to be competitive with benefits provided to executives in comparable positions within their regions.
Mr. Templin voluntarily resigned from Whirlpool on March 31, 2012 and forfeited all of his unvested equity awards.  In consideration of the significant value Mr. Templin provided during his long standing service as Chief Financial Officer and the limited exercise windows available to executive officers due to access to insider information, the Human Resources Committee determined that Mr. Templin's earned vested stock options will be treated on the same basis as those of other retirees of Whirlpool.  As a result, his outstanding vested stock options will remain exercisable until the earlier to occur of five years following separation and the original expiration date of the applicable options.
Stock Ownership Guidelines
Stock ownership guidelines, which are approved by the Human Resources Committee, support the objective of increasing the amount of Whirlpool stock owned by the company's senior leaders. Ensuring that our NEOs and other senior leaders have a significant stake in Whirlpool's long-term success aligns the interests of executives with those of our stockholders. These ownership guidelines take into account a review of competitive market practice conducted by Cook & Co. The guidelines for stock ownership are expressed as multiples of base salary and vary based on an individual's level in the organization. Ownership guidelines for the NEOs are listed below:

CEO:	7 times base salary
President:	5 times base salary
Executive Vice Presidents:	4 times base salary

The guidelines state that each executive should achieve the respective level of stock ownership within five years. For these guidelines, ownership consists of shares purchased on the open market,

shares owned jointly with spouses and children, shares held in the Whirlpool 401(k) Retirement Plan, shares obtained through stock option exercises (but not including unexercised stock options), stock award distributions, and vested stock units (including those on which the executive has deferred distribution).
The Human Resources Committee, as well as Whirlpool's senior leadership, annually reviews each executive officer's progress towards achieving the applicable level of ownership. During the Human Resources Committee's most recent review of ownership levels, it was determined that each NEO currently meets or is on track to meet the applicable stock ownership guideline during the stated timeframe.
Recovery of Previously Paid Executive Compensation
The PEP and omnibus stock incentive plans include “claw-back” provisions under which the repayment of awards may be required under certain circumstances. Under these plans, the Human Resources Committee may require repayment of an award if the participant is terminated or otherwise leaves employment with the company within two years following the vesting date of the award and such termination of employment is in any way connected with any misconduct or violation of company policy. Subject to shareholder approval in April 2013, the Amended and Restated 2010 Omnibus Stock and Incentive Plan contains provisions which include the potential claw-back of granted equity in the event of a material financial restatement. Moreover, these plans provide that the Human Resources Committee may require repayment of awards if a participant becomes employed with a competitor within the two-year period following termination of employment, or for any other reason considered by the Human Resources Committee in its sole discretion to be detrimental to the company or its interests.
Deductibility of Executive Compensation
The Human Resources Committee intends to preserve the tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code to the extent practicable while focusing on consistency with its compensation philosophy, the needs of Whirlpool, and stockholder interests. Whirlpool's stockholders have approved PEP and our omnibus stock and incentive plans that award our short-term cash and long-term incentives to executives. Many of the types of awards authorized in these stockholder-approved plans would be considered qualifying “performance-based” compensation for purposes of Section 162(m). As a result, such performance-based awards are excluded in the determination of the $1 million deduction limit under Section 162(m). However, the Human Resources Committee retains the ability to make payments in one or more of the programs as previously discussed that may not qualify for tax deductibility under Section 162(m).

HUMAN RESOURCES COMMITTEE REPORT

The Human Resources Committee of Whirlpool’s Board of Directors reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement.
Based upon this review and discussion, the Human Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Whirlpool’s Annual Report on Form 10-K for the year ended December 31, 2012, as incorporated by reference from this proxy statement.
HUMAN RESOURCES COMMITTEE
Michael D. White, Chair
Samuel R. Allen
William T. Kerr
Miles L. Marsh
William D. Perez

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table
The following table sets forth compensation information for our NEOs during the 2012, 2011, and 2010 fiscal years; however, information is not provided for Mr. Venturelli in 2011 and 2010, and Mr. Drummond in 2011 because each was not a NEO during those fiscal years. On January 16, 2012, Mr. Venturelli succeeded Mr. Templin as Executive Vice President and Chief Financial Officer and Mr. Templin retired on March 31, 2012. The table may not reflect the actual compensation received by any NEO for the periods indicated. For example, amounts recorded in the stock awards and options columns reflect the fair market value of the awards at the award date and the targeted compensation for certain performance-based equity awards. The actual value of compensation realized by a NEO will likely vary from any targeted equity award amount due to company performance relative to established incentive award criteria, the stock price on award distribution dates, and differences between the original stock option valuation assumptions and the stock price on exercise.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (5) ($)	All Other Compensation (6) ($)	Total ($)
Jeff M. Fettig Chairman of the Board and Chief Executive Officer	2012	1,375,000	—	4,124,996	4,124,999	3,100,000	3,037,608	200,943	15,963,546
	2011	1,368,333	—	4,124,928	3,412,265	513,125	2,680,384	230,458	12,329,493
	2010	1,325,000	—	7,676,247	—	1,802,250	3,424,664	212,536	14,440,697
Larry M. Venturelli Executive Vice President, and Chief Financial Officer	2012	519,792	—	1,235,283	524,984	597,760	283,121	48,286	3,209,226
Roy W. Templin Executive Vice President, and Chief Financial Officer (retired)	2012	181,250	—	—	365,747	—	219,705	17,812	784,514
	2011	720,833	—	543,718	449,798	612,173	280,800	71,292	2,678,614
	2010	691,667	—	1,049,934	—	1,217,850	240,842	62,291	3,262,584
Michael C. Todman President, Whirlpool International	2012	855,000	—	2,844,467	1,068,746	983,250	981,950	171,128	6,904,541
	2011	850,000	—	1,068,723	884,084	212,500	891,265	129,394	4,035,966
	2010	825,000	—	2,062,449	—	742,500	727,967	113,401	4,471,317
Marc R. Bitzer President, Whirlpool North America	2012	800,000	—	2,775,710	1,000,000	1,600,000	145,148	110,596	6,431,454
	2011	791,667	—	999,936	827,207	197,917	83,583	93,040	2,993,350
	2010	750,000	—	3,924,546	—	487,500	44,754	207,675	5,414,475
Jose A. Drummond Executive Vice President, and President Whirlpool Europe, Middle East, and Africa (7)	2012	850,872	—	2,516,912	326,924	921,752	—	797,726	5,414,186
	2010	837,403	—	2,721,038	—	1,707,258	—	280,198	5,545,897

(1)
Salary adjustments for Messrs. Fettig, Templin, Todman, Bitzer, and Drummond were made in March 2011 and continued unchanged through 2012. Mr. Venturelli received an increase in January 2012, corresponding with his promotion to Chief Financial Officer.

(2)
Reflects fair value of target performance-based restricted stock unit awards and time-based restricted stock unit awards on the award date. See our “Share-based Incentive Plans” Note to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the applicable fiscal year for a discussion of the relevant assumptions used to account for these awards. Performance-based restricted stock units have a potential payout of 0% to 200% of the target amount. The fair values of the maximum possible performance-based restricted stock unit awards as of the award dates are as follows:

Name	2010 ($)	2011 ($)	2012 ($)
Jeff M. Fettig	15,352,494	8,249,856	8,249,992
Larry M. Venturelli	—	—	1,049,965
Roy W. Templin	2,099,868	1,087,437	—
Michael A. Todman	4,124,898	2,137,446	2,137,435
Marc R. Bitzer	3,749,892	1,999,872	1,999,921
Jose A. Drummond	1,342,876	—	828,564

For the actual number of performance-based restricted stock units earned in the 2010 and 2011 periods and target for 2012, see the “Outstanding Equity Awards at Fiscal Year-End” table.

(3)
Reflects the fair value of stock option awards on the award date. See our “Share-based Incentive Plans” Note to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the applicable fiscal year for a discussion of the relevant assumptions used in calculating these values. For Mr. Templin, this amount for 2012 reflects the incremental fair value assigned to treating his earned, outstanding stock options on the same basis as those of other retirees.

(4)	The following represents the sum of cash incentive awards earned in 2012 under PEP, Whirlpool's annual cash bonus program:

Name	2012 PEP Award ($)
Jeff M. Fettig	3,100,000
Larry M. Venturelli	597,760
Roy W. Templin	—
Michael A. Todman	983,250
Marc R. Bitzer	1,600,000
Jose A. Drummond	921,752

(5)
Reflects the change in actuarial present value of these benefits from December 31, 2011 to December 31, 2012. See the “Pension Benefits” table for the actuarial present value of these benefits. None of our NEOs received above-market earnings on their non-qualified deferred compensation accounts.

(6)	The following table presents an itemized account of the amounts shown in the “All Other Compensation” column for each NEO in 2012:

Name	Personal Use of Whirlpool Aircraft (a) ($)	Car & Driver (b) ($)	Other Perquisites (c) ($)	Insurance Premiums (d) ($)	Defined Contribution Plan Contributions (e) ($)	Relocation (f) ($)	Total ($)
Jeff M. Fettig	79,977	—	24,716	—	96,250	—	200,943
Larry M. Venturelli	—	—	11,719	—	36,567	—	48,286
Roy W. Templin	—	—	5,124	—	12,688	—	17,812
Michael A. Todman	33,762	—	75,758	—	61,608	—	171,128
Marc R. Bitzer	29,305	—	24,230	—	57,061	—	110,596
Jose A. Drummond	—	231,990	6,327	54,665	126,019	378,725	797,726

(a)
Our incremental cost for personal use of Whirlpool aircraft is calculated by multiplying the aircraft's hourly variable operating cost by a trip's flight time, which includes any flight time of an empty return flight. Variable operating costs are based on industry standard rates of variable operating costs, including fuel costs, trip-related maintenance, landing/ramp fees, and other miscellaneous variable costs. On certain occasions, a spouse or other family member may accompany one of our NEOs on a flight. No additional operating cost is incurred in such situations under the foregoing methodology. We do not pay our NEOs any amounts in connection with taxes on income imputed to them for personal use of our aircraft.

(b)
For Mr. Drummond, this amount includes the incremental cost to Whirlpool for providing a car and driver for security reasons and local prevailing market practices in Brazil and a car and driver while on an expatriate assignment in Europe.

(c)
Represents the incremental cost to Whirlpool of: Whirlpool products offered at discounted prices, financial planning and tax services, personal use of property that we own or lease primarily for business purposes, comprehensive health evaluations, and home security. Individually, none of these categories of perquisites or personal benefits exceeded $25,000 for any single NEO, except for Mr. Todman who received estate planning and tax services in the amount of $25,107 and $37,906 respectively.

(d)	Represents Whirlpool's payments to provide life, medical, and dental insurance programs to Mr. Drummond, consistent with those programs provided for individuals at his position level in Brazil.

(e)
Represents Whirlpool's contributions to the 401(k) Retirement Plan and the 401(k) Restoration Plan for our NEOs. The amount for Mr. Drummond includes Whirlpool's contributions to a defined contribution plan account maintained in Brazil.

(f)
For Mr. Drummond, this includes $378,725 for relocation expenses as part of his assignment from Brazil to Italy. Included is airfare, housing, tax assistance, shipment of goods, and other costs typical for an international assignee.

(7)	Compensation values shown for Mr. Drummond in 2012 have been converted from Brazilian Reais to U.S. Dollars using the monthly average currency conversion rate for 2012.

Grants of Plan-Based Awards
The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. In February 2012, we granted short-term cash incentives to our NEOs under the PEP and long-term incentives using performance-based restricted stock units, performance cash units, restricted stock units, and non-qualified stock options under the Whirlpool Corporation 2010 Omnibus Stock and Incentive Plan. Information regarding the terms of these awards is set forth below and under the "Potential Post-Termination Payments" section later in proxy statement.
The Human Resources Committee established both target and maximum award levels of performance-based restricted stock units and performance cash units with actual awards to be determined based on the achievement of specified objectives over a three-year performance period (2012-2014). Upon completion of the performance period, the Human Resources Committee will approve award amounts in February 2015, basing the number of performance-based restricted stock units and performance cash units awarded on the level of achievement of performance period objectives. These awards, once determined, vest three years from the date the terms of the award are established.

Generally, an executive must be employed by Whirlpool on the last day of the performance period in order to obtain PEP, performance-based restricted stock unit, or performance cash unit awards. However, if an executive retires after a minimum of six months of the first year of the performance period has elapsed, but prior to the end of the performance period, and at the end of the performance period the Human Resources Committee determines that the performance objectives have been met, the Human Resources Committee may determine to award the executive or his beneficiaries, if applicable, a portion of the award.
With respect to performance-based restricted stock unit and performance cash unit awards, if an executive dies, or becomes disabled during the performance period, the award is prorated based on service over the three year performance period. With respect to restricted stock unit awards, if an executive dies, becomes disabled, or retires during the performance period, but prior to the vesting date of the award, vesting and distribution are accelerated.
Stock option grants are issued with an exercise price equal to the closing price of Whirlpool common stock on the NYSE on the award date. The option term is ten years and options vest in three equal annual installments. If the executive dies, becomes disabled, or retires, the stock options (whether vested or unvested) become vested and may be exercised until the earlier of the expiration date and three years from the date of death or disability or five years from the date of retirement, as applicable, provided that in the event of death or disability some options provide for an exercise period of at least one year from termination due to death or disability. In other instances, vested stock options expire immediately upon termination of employment.
In February 2012, the Committee also granted restricted stock unit awards to Messrs. Todman, Bitzer, Venturelli, and Drummond under the Whirlpool Corporation 2010 Omnibus Stock and Incentive Plan. For Messrs. Bitzer, Venturelli, and Drummond, 50% of the restricted stock units will vest and be distributed in February 2015, and the remaining 50% will vest and be distributed in 2017. Mr. Todman's award will vest in 2015, provided he remains in the continued service of the company and will be distributed in installments in 2015 and 2016. Upon vesting, restricted stock units convert on a one-for-one basis to shares of common stock. There are no dividend amounts credited to the restricted stock units during the vesting period. If these NEOs die or become disabled prior to the vesting date of the award, vesting and distribution are accelerated. Any unvested award amounts are otherwise forfeited upon termination of employment.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (1) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeff M. Fettig
PEP - Cash (2)	—	0	2,062,500	5,000,000	—	—	—	—	—	—	—
Performance RSUs (3)	2/20/2012	—	—	—	0	58,074	116,148	—	—	—	4,124,996
Stock Options	2/20/2012	—	—	—	—	—	—	—	211,332	71.03	4,124,999
Larry M. Venturelli
PEP - Cash (2)	—	0	525,000	2,100,000	—	—	—	—	—	—	—
Performance RSUs (3)	2/20/2012	—	—	—	0	7,391	14,782	—	—	—	524,983
Stock Options	2/20/2012	—	—	—	—	—	—	—	26,896	71.03	524,984
Restricted Stock Units (4)	2/20/2012	—	—	—	—	—	—	10,000	—	—	710,300
Roy W. Templin		—	—	—	—	—	—	—	—	—	—
Michael A. Todman
PEP - Cash (2)	—	0	855,000	3,420,000	—	—	—	—	—	—	—
Performance RSUs (3)	2/20/2012	—	—	—	0	15,046	30,092	—	—	—	1,068,717
Stock Options	2/20/2012	—	—	—	—	—	—	—	54,754	71.03	1,068,746
Restricted Stock Units (4)	2/20/2012	—	—	—	—	—	—	25,000	—	—	1,775,750
Marc R. Bitzer
PEP - Cash (2)	—	0	800,000	3,200,000	—	—	—	—	—	—	—
Performance RSUs (3)	2/20/2012	—	—	—	0	14,078	28,156	—	—	—	999,960
Stock Options	2/20/2012	—	—	—	—	—	—	—	51,232	71.03	1,000,000
Restricted Stock Units (4)	2/20/2012	—	—	—	—	—	—	25,000	—	—	1,775,750
Jose A. Drummond
PEP - Cash (2)	—	0	734,463	2,937,852	—	—	—	—	—	—	—
Performance RSUs (3)	2/20/2012	—	—	—	0	5,951	11,902	—	—	—	414,282
Stock Options	2/20/2012	—	—	—	—	—	—	—	16,749	71.03	326,924
Restricted Stock Units (4)	2/20/2012	—	—	—	—	—	—	29,602	—	—	2,102,630
Performance Cash Units (5)	2/20/2012	0	286,017	572,034	—	—	—	—	—	—	—

(1)
Represents the fair value at the award date for the stock options. For the performance-based restricted stock units for each NEO, the amount represents the fair market value at the award date based upon the probable outcome of the performance conditions.

(2)
Represents estimated possible payouts of short-term incentive awards for 2012 under PEP. See the column captioned “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for the actual payout amounts for 2012.

(3)
Represents target performance-based restricted stock unit (performance RSU) grants made in 2012. Final award determination will be made in 2015 by the Human Resources Committee. Target grants may be adjusted upward or downward depending on performance.

(4)
Represents the fair value on the award date for the restricted stock unit awards granted by the Human Resources Committee on February 20, 2012. Half the grant to Messrs. Venturelli, Bitzer, and Drummond vests in 2015, and half in 2017. Mr. Todman's grant vests in 2015, and will be distributed in 2015 and 2016. Mr. Drummond's grant of 4,602 restricted stock units vesting in 2013, 2014 and 2015 is also included in the table.

(5)
Represents target performance cash unit grant made in 2012. Final award determination will be made in 2015 by the Human Resources Committee. Target grants may be adjusted upward or downward depending on performance. In 2012, Mr. Drummond was the only NEO who received a performance cash unit award as part of his long-term incentives.

Outstanding Equity Awards at Fiscal Year-End
The table below lists outstanding equity grants for each NEO as of December 31, 2012. The table includes outstanding equity grants from past years, as well as the current year.

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeff M. Fettig
Stock Options
2004	40,000	—		72.94	2/16/2014
2006	83,200	—		89.16	2/20/2016
2007	91,000	—		94.47	2/19/2017
2008	120,700	—		88.49	2/18/2018
2009	300,000	—		31.82	2/16/2019
2011	46,895	91,030		85.45	2/14/2021
2012	—	211,332		71.03	2/20/2022
Performance RSUs
2010						107,242(3)	10,911,874(4)
2011						22,350(5)	2,274,113
2012						58,074(6)	5,909,030
RSUs						15,507(7)	1,577,837
Larry M. Venturelli
Stock Options
2006	2,153	—		89.16	2/20/2016
2007	2,631	—		94.47	2/19/2017
2008	3,390	—		88.49	2/18/2018
2009	6,220	—		31.82	2/16/2019
2011	1,516	2,942		85.45	2/14/2021
2012	—	26,896		71.03	2/20/2022
Performance RSUs
2010						3,068(3)	312,169(4)
2011						721(5)	73,362
2012						7,391(6)	752,034
RSUs						30,000(8)	3,052,500

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Roy W. Templin
Stock Options
2007	10,600	—		94.47	2/19/2017
Michael A. Todman
Stock Options
2006	19,200	—		89.16	2/20/2016
2007	19,100	—		94.47	2/19/2017
2008	30,700	—		88.49	2/18/2018
2009	25,301	—		31.82	2/16/2019
2011	12,151	23,584		85.45	2/14/2021
2012	—	54,754		71.03	2/20/2022
Performance RSUs
2010						28,813(3)	2,931,723(4)
2011						5,790(5)	589,133
2012						15,046(6)	1,530,931
RSUs						61,103 (9)	6,217,230
Marc R. Bitzer
Stock Options
2004	3,563	—		75.32	2/16/2014
2006	6,932	—		89.16	2/20/2016
2007	9,145	—		94.47	2/19/2017
2008	11,596	—		88.49	2/18/2018
2009	15,939	—		31.82	2/16/2019
2011	11,370	22,066		85.45	2/14/2021
2012	—	51,232		71.03	2/20/2022
Performance RSUs
2010						26,194(3)	2,665,240(4)
2011						5,418(5)	551,282
2012						14,078(6)	1,432,437
RSUs						73,812(10)	7,510,371

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#) (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jose A. Drummond
Stock Options
2011	—	9,150		85.45	2/14/2021
2012	—	16,749		71.03	2/20/2022
Performance RSUs
2010						9,380(3)	954,415(4)
2011						2,246(5)	228,531
2012						5,951(6)	605,514
RSUs						64,602(11)	6,573,254

(1)
As shown in the table above, each NEO, other than Mr. Templin, has two awards with remaining unvested stock options listed in this column. These awards represent grants from 2011 and 2012. Stock options generally vest and become exercisable in equal installments on the first, second, and third anniversary of the grant date. As of the last day of our 2012 fiscal year, the awards made in 2011 have two remaining vesting dates, February 14, 2013, and February 14, 2015, while the awards made in 2012 have three vesting dates remaining, February 20, 2013, February 20, 2014, and February 20, 2015.

(2)
Represents unvested restricted stock units multiplied by the closing price of our common stock on December 31, 2012, the last trading day of the year ($101.75). The ultimate value of the awards will depend on the value of our common stock on the actual vesting date.

(3)
Represents performance restricted stock units earned for 2010 performance, but subject to time-based vesting and are unvested as of December 31, 2012. Shares of common stock were distributed on February 15, 2013.

(4)	The value of the awards vesting February 15, 2013 are as follows: Mr. Fettig, $11,939,252; Mr. Venturelli, $341,560; Mr. Todman, $3,207,751; Mr. Bitzer, $2,916,178; and Mr. Drummond, $1,044,275.

(5)
Represents earned but unvested performance restricted stock units granted for 2011 performance. Although earned in 2011, these restricted stock units are subject to time-based vesting and shares will not be distributed until February 14, 2014.

(6)
Represents target performance restricted stock units granted in 2012, with a performance period of 2012-2014. Final award determination will be made after the completion of the 2014 performance year, and any distribution will be made on February 20, 2015.

(7)
Represents unvested time-based restricted stock units that will vest and be distributed in shares of common stock upon retirement. Units vesting upon retirement are credited with dividend equivalents until distribution.

(8)
Represents unvested time-based restricted stock units that will vest and be distributed in shares of common stock as follows: 7,500 shares on February 15, 2014 and 2016; 5,000 shares on February 20, 2015 and 2017; 5,000 shares on June 18, 2014.

(9)
Includes 36,103 unvested time-based restricted stock units that will vest and be distributed in shares of common stock upon retirement. Units vesting upon retirement are credited with dividend equivalents until distribution. Also included are

25,000 time-based restricted stock units which vest February 20, 2015, and will be distributed in equal installments in 2015 and 2016.

(10)
Includes 28,812 unvested time-based restricted stock units that will vest and be distributed in shares of common stock upon retirement. Units vesting upon retirement are credited with dividend equivalents until distribution. Also included time-based restricted stock units which vest as follows: 12,500 on February 20, 2015; 10,000 on June 15, 2015; 12,500 on February 20, 2017; 10,000 on June 15, 2020.

(11)
Represents time-based restricted stock units that will vest and be distributed in shares of common stock as follows: 1,566 on February 20, 2013; 1,518 on February 20, 2014; 5,000 on June 18, 2014; 14,018 on February 20, 2015; 10,000 on June 15, 2015; 12,500 on February 20, 2017; 10,000 on October 1, 2018; 10,000 on June 15, 2020.

Option Exercises and Stock Vested
The table below summarizes the value received from stock option exercises and restricted stock units vested in 2012.

Name	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise(1) (#)	Value Realized on Exercise(2) ($)	Number of Shares Acquired on Vesting(3) (#)	Value Realized on Vesting(4) ($)

Jeff M. Fettig	70,000	3,357,025	144,206	10,189,596
Larry M. Venturelli	—	—	3,793	268,013
Roy W. Templin	81,056	1,865,107	15,660	1,106,536
Michael A. Todman	70,282	4,257,008	51,637	3,468,188
Marc R. Bitzer	10,000	634,311	27,196	1,801,347
Jose A. Drummond	14,209	555,658	9,873	674,416

(1)
Option awards exercised by Mr. Fettig were granted on February 17, 2003 (70,000). Option awards exercised by Mr. Templin were granted on July 1, 2003 (10,000), February 16, 2004 (2,664), February 20, 2006 (9,300), February 18, 2008 (14,000), February 16, 2009 (38,909), and February 14, 2011 (6,183). Option awards exercised by Mr. Todman were granted on February 16, 2004 (10,282), and February 16, 2009 (60,000). Option awards exercised by Mr. Bitzer were granted on February 16, 2009 (10,000). Option awards exercised by Mr. Drummond were granted on February 19, 2008 (2,219), February 16, 2009 (7,275), and February 14, 2011 (4,715).

(2)
The dollar value realized on the exercise of stock options represents the pre-tax difference (fair market value of Whirlpool common stock on the exercise date minus the exercise price of the option) multiplied by the number of shares of common stock covered by the stock options held by the respective NEO.

(3)
Reflects vesting of restricted stock unit awards as shown below. Under the terms of the restricted stock unit awards of Messrs. Bitzer and Todman, installments vest but are not distributed until termination of employment.

Name	2009 Performance Restricted Stock Unit Awards	Restricted Stock Unit Awards	Total Shares Vested
Jeff M. Fettig	144,206	—	144,206
Larry M. Venturelli	3,793	—	3,793
Roy W. Templin	15,660	—	15,660
Michael A. Todman	34,333	17,304	51,637
Marc R. Bitzer	15,660	11,536	27,196
Jose A. Drummond	8,873	1,000	9,873

(4)
The dollar value realized represents the pre-tax value received by each NEO upon the vesting of the stock unit awards. The value realized is based on the closing stock price of Whirlpool stock on the NYSE on the vesting date. Under the terms of the restricted stock unit awards of Messrs. Bitzer and Todman, installments vest but are not distributed until termination of employment.
Pension Benefits
Messrs. Fettig, Venturelli, Templin, and Todman accrued benefits under the Whirlpool Employees Pension Plan (“WEPP”) and the associated Whirlpool Retirement Restoration Plan (the “Pension Restoration Plan”) through December 31, 2006, when plan benefits were frozen. Messrs. Fettig, Templin, Todman, Bitzer, and Venturelli, participated in the Supplemental Executive Retirement Plan (“SERP”). These plans provide a defined benefit upon retirement relative to salary and annual cash incentives earned during the employment period. The following table describes the estimated actuarial present value of accrued pension benefits through the end of our 2012 fiscal year for each of our NEOs listed in the table. Messrs. Fettig and Todman are eligible for retirement benefits as of the last day of our 2012 fiscal year. The number of years of service credited to each NEO equals the NEO's length of eligible service with Whirlpool. Whirlpool currently has a policy against crediting additional years of service under its pension plans.
WEPP is a qualified plan that provided all eligible employees, which included most Whirlpool salaried employees in the United States, with a defined pension benefit upon reaching retirement eligibility. For benefits under WEPP, the formula is:
2% x years of credited service x average base salary
In this formula:

•
“years of credited service” for salaried employees is generally based on hours worked as a salaried employee and also includes hours paid but not worked (such as vacations and holidays), hours of military service required to be recognized under federal law, and hours for up to 24 months of long-term disability;

•
“average base salary” generally means the average of base salary in effect during the 60 sequential (but not necessarily consecutive) full calendar months of a participant's last 120 or fewer consecutive full calendar months of service before retirement or other termination of service that will produce the largest average monthly amount; and

•	the maximum number of years of service credited under the plan is 30 years.

Retirement benefits under this formula are limited by the Internal Revenue Code. Benefits can be paid to plan participants in a variety of annuity forms or as a lump sum amount. The benefits payable to our NEOs from this plan were frozen as of December 31, 2006.
After reaching age 55 and completing five years of service with Whirlpool, salaried participants in this plan are eligible for early retirement benefits under the plan. Benefits paid prior to age 65 are reduced. The factors used to determine this reduction vary with the participant's age. For example, for salaried participants whose benefits have vested and who retire from active service at age 55, their retirement benefits are reduced to 55% of the full retirement benefit payable at age 65. As of the close of our 2012 fiscal year, Messrs. Fettig and Todman are eligible for retirement benefits under WEPP.
Under the Pension Restoration Plan, the retirement eligibility and benefit formula are the same as under WEPP, except that in this plan statutory benefit limitations are not applied in calculating benefits under the formula. With respect to our NEOs who participate in this plan, payments under this plan are made in accordance with their distribution elections. Participants in this plan may select among the following payment distribution options: lump sum seven months following termination, lump sum in April following the first anniversary of termination, or ten annual installments commencing seven months after termination. The benefits payable to our NEOs from this plan were frozen as of December 31, 2006.
SERP is a non-qualified plan that provides benefits in excess of Internal Revenue Code limitations under WEPP. SERP provides a benefit based on annual cash incentive compensation which supplements the benefit calculated on base salary under WEPP. With respect to benefits under SERP, the formula is:
2% x years of credited service x average of the highest 5 PEP awards received over the last ten years
In this formula:

•	“years of credited service” has the same meaning as it does under WEPP described above; and

•	the maximum number of years of service credited under the plan is 30 years.

Mr. Bitzer became eligible to participate in SERP in 2009, but will not be vested until December 31, 2013, as he must complete five years of credited U.S. service in the plan. After completing five years of service, our NEOs are eligible for benefits under SERP upon termination of employment for any reason except a termination for cause, provided they have received one or more PEP awards within the last ten calendar years preceding their termination of employment. Participants in this plan may select among the following payment distribution options: lump sum seven months following termination, lump sum in April following the first anniversary of termination, or ten annual installments commencing seven months after termination.
The actuarial present values of benefits under these plans are calculated in accordance with the following assumptions: (1) discount rate: 2012 - 4.05% and 2011 - 4.85%; (2) assumed retirement age: 65; (3) no pre-retirement decrements; (4) assumed form of payment: lump sum, determined as equal to the present value of the life annuity provided by the plans' formulas and calculated based on the plans' provisions, including an interest rate based on high-quality corporate bond yields (assumed to be 4.05%) and mortality assumption that is based on the RP-2000 Table. The actuarial increase during our 2012 fiscal year of the projected retirement benefits can be found in the Summary Compensation Table in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column (all amounts reported under that heading represent actuarial increases in our plans).

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Jeff M. Fettig	WEPP	26		978,764	—
	DB Restoration	26		3,070,257	—
	SERP	30		13,552,242	—
			Total	17,601,263
Larry M. Venturelli	WEPP	5		139,217	—
	DB Restoration	5		4,714	—
	SERP	11		610,954	—
			Total	754,885
Roy W. Templin	WEPP	4		116,520	—
	DB Restoration	4		105,238	—
	SERP	9		969,871	—
			Total	1,191,629
Michael A. Todman	WEPP	14		512,971	—
	DB Restoration	14		816,956	—
	SERP	20		3,381,925	—
			Total	4,711,852
Marc R. Bitzer	WEPP	—		—	—
	DB Restoration	—		—	—
	SERP	4		282,833	—
			Total	282,833
Defined Contribution Plans
The Whirlpool 401(k) Retirement Plan provides a defined contribution retirement benefit qualified under Section 401(k) of the Internal Revenue Code. This plan offers participants a pre-tax retirement savings vehicle plus employer contributions that encourage participant retirement savings and provide additional assets for employees' retirement. Most U.S.-based employees of Whirlpool, including the NEOs, are eligible to participate in this plan, although different levels of employer contributions apply to different groups. This plan provides an automatic employer contribution of 3% of pay. The 401(k) plan provides for an employer match of up to 4% of pay, provided that participants contributed at least 5% of pay on a pre-tax basis to the plan and subject to contribution and benefit limitations under the Internal Revenue Code.
Mr. Drummond participates in a defined contribution pension plan in Brazil. The plan offers participants a retirement savings vehicle plus employer contributions to encourage participant savings and provide additional assets for retirement, as well as certain death and disability benefits. Under the plan, a participant may elect, on an annual basis, to contribute up to a maximum of 5.5% of monthly salary into the plan. Based on the age of the employee, Whirlpool makes an employer contribution within a range of 50% to 200% of the employee's contribution level, but in no case less than 1% of the employee's salary. The plan benefit upon retirement is based on the level of contributions over the participant's period of participation in the plan. As the participant's account is comprised of both individual and employer contributions, restrictions apply to the respective balances for any in-service withdrawals and distributions commencing upon resignation.

Whirlpool contributions to these plans are reported in the Summary Compensation Table and its accompanying footnotes.
Non-Qualified Deferred Compensation
The table below provides information about the non-qualified defined contribution deferred compensation plans in which our NEOs participate. Some of our U.S.-based NEOs participate in the Whirlpool Corporation Executive Deferred Savings Plan (“EDSP I”) and the Whirlpool Corporation Executive Deferred Savings Plan II (“EDSP II”). EDSP I was designed to provide executives with pre-tax deferral opportunities beyond those offered by the Whirlpool 401(k) Retirement Plan. Participants may no longer make deferrals to EDSP I. EDSP II became effective January 1, 2005, to comply with the requirements of Section 409A of the Internal Revenue Code.
EDSP II includes two components: the traditional component is known as EDSP II and the added component is known as the Whirlpool Executive Restoration Plan (the “401(k) Restoration Plan”). The traditional EDSP II is designed to provide executives with pre-tax deferral opportunities beyond those offered by the Whirlpool 401(k) Retirement Plan and the 401(k) Restoration Plan. Eligible executives may elect to contribute up to 75% of their short-term incentives and long-term incentives under this component. For our NEOs, the 401(k) Restoration Plan treats base salary as the only form of compensation eligible for deferral under the plan.
An EDSP I participant may elect distribution following termination of employment in the form of a lump sum or in a number of monthly installments designated by the participant. A participant in EDSP II may select among the following post-termination distribution options: lump sum seven months following termination, lump sum in April following the first anniversary of termination, or ten annual installments commencing seven months following termination. EDSP I and EDSP II (including both the traditional component and the 401(k) Restoration Plan component) are unfunded non-qualified plans that are secured by our general assets. Amounts deferred are credited to recordkeeping accounts for participants, and the recordkeeping balances are credited with earnings and losses measured by investments generally similar to those selected by executives and available in the Whirlpool 401(k) Retirement Plan. Participants may not make withdrawals during their employment, except in the event of hardship, as approved by the Human Resources Committee.

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Jeff M. Fettig
EDSP I	—	—	935,356	—	2,299,862
EDSP II	—	—	6,088,706	—	11,162,312
401(k) Restoration	46,250	45,000	105,251	—	793,860
Total	46,250	45,000	7,129,313	—	14,256,034
Larry M. Venturelli
EDSP I	—	—	—	—	—
EDSP II	285,383	—	352,150	—	1,528,461
401(k) Restoration	3,620	10,896	34,760	—	265,917
Total	289,003	10,896	386,910	—	1,794,378
Roy W. Templin
EDSP I	—	—	—	—	—
EDSP II	—	—	181,075	—	526,992
401(k) Restoration	—	—	28,606	—	340,547
Total	—	—	209,681	—	867,539
Michael A. Todman
EDSP I	—	—	248,608	—	814,287
EDSP II	—	—	53,274	—	202,116
401(k) Restoration	21,505	25,204	28,126	—	287,793
Total	21,505	25,204	330,008	—	1,304,195
Marc R. Bitzer
EDSP I	—	—	—	—	—
EDSP II	—	—	—	—	—
401(k) Restoration	23,377	22,302	21,238	—	211,513
Total	23,377	22,302	21,238	—	211,513

(1)
The amount of the contributions made by each NEO, as reported above, is also included in each NEO's compensation reported under the Summary Compensation Table, either as “Salary,” “Non-Equity Incentive Plan Compensation,” or “Stock Awards.”

(2)
Represents the amount of the contributions made by Whirlpool to each NEO under the 401(k) Restoration Plan. These amounts are also reflected in the “All Other Compensation” column of the Summary Compensation Table.

(3)	The aggregate earnings (and losses) are not reported in the Summary Compensation Table.

(4)
The aggregate balance at December 31, 2012, as reported above, reflects amounts that either are currently reported or were previously reported as compensation in the Summary Compensation Table for 2012 or prior years, except for the aggregate earnings on deferred compensation.

Potential Post-Termination Payments
The tables below describe compensation and benefits payable to each of our NEOs in each of the following circumstances: involuntary termination by Whirlpool for cause, involuntary termination by Whirlpool without cause, resignation, retirement, death, disability, and change in control (with and without a qualifying termination). The amounts shown in the tables below assume that termination of employment or a change in control occurred as of December 31, 2012, and estimate certain amounts which would be paid to our NEOs upon the specified event. The amounts shown in the tables below are calculated using the December 31, 2012 closing stock price. Due to the number of factors that affect the nature and amounts of compensation and benefits provided upon the events discussed below, the actual amounts paid or distributed may be different. Factors that could greatly affect these amounts include the timing during the year of any such event, Whirlpool's stock price, and the NEO's age.
The narrative disclosure and tables below describe and quantify the compensation and benefits that are paid in addition to compensation and benefits generally available to salaried employees. Examples of compensation and benefits generally available to salaried employees, and thus not included below, are distributions under the Whirlpool 401(k) Retirement Plan, accrued vacation pay, amounts payable under the U.S. salaried employee severance plan and, in certain circumstances, vested equity.
Also, information previously disclosed under the “Pension Benefits” and “Deferred Compensation” tables is not repeated, except to the extent that the amounts payable to the NEO would be enhanced by the termination event described.
Involuntary Terminations and Resignation
Generally, we provide no additional benefits to any of our NEOs in the event that the NEO resigns from Whirlpool. We do not have employment agreements with any of our U.S.-based NEOs that would provide benefits in the event that we terminate the NEO's employment involuntarily for cause. As is customary for executives in Brazil, Mr. Drummond would be entitled to a special severance payment equal to 12 months of his base salary upon contract termination by Whirlpool, under the terms of his employment agreement. In addition, under Brazilian law, Mr. Drummond is also entitled to certain statutory severance benefits upon termination by the company. Upon resignation and involuntary termination for cause, and in accordance with the terms of the long-term incentive awards granted under our incentive programs, our NEOs forfeit all unvested performance-based restricted stock units and performance cash units, as well as all unvested, and vested but unexercised, options. Certain legacy time-based restricted stock units accelerate upon an involuntary termination without cause. Generally, in the event we terminate the employment of an NEO involuntarily without cause, the payment of the value of these unvested time-based restricted stock units is the only benefit to which the NEO is entitled. The Human Resources Committee may, in its discretion, approve severance benefits designed to mitigate economic injury to the NEO as a direct result of involuntary termination.
Retirement
As of the last day of our 2012 fiscal year, Messrs. Fettig and Todman were retirement eligible. If any of our other NEOs chose to “retire” as of the last day of our 2012 fiscal year, the effect of that “retirement” would be the same as if the NEO had resigned, as described immediately above. The following quantification of estimated compensation and benefits payable at retirement, as well as the accompanying narrative disclosure, assumes that each of our NEOs was retirement-eligible as of the end of our 2012 fiscal year.

In the event of retirement, our NEOs may be entitled to certain short-term and long-term incentive awards. The possible short-term incentive payout, if approved by the Human Resources Committee, would consist of a prorated cash payout under PEP for the fiscal year in which the NEO retires, provided that the objective performance goal for that year is met. Proration is based on the ratio of the number of days worked during the performance period to the total number of days in the performance period. The Human Resources Committee met on February 18, 2013, and determined the PEP awards earned for 2012. A NEO who retired during 2012 would receive a payout based on the amounts approved by the Human Resources Committee.
For the purposes of the table below and consistent with our assumption that each of our NEOs is retirement-eligible, we include a value showing the full vesting of certain unvested long-term incentive awards. A retirement-eligible NEO would receive accelerated vesting of all applicable unvested stock option awards upon retirement. Stock options must be exercised within five years of retirement or before the original expiration date or the unexercised stock options will be cancelled. Depending on the type of award, restricted stock units may accelerate or be forfeited upon retirement.
With respect to performance-based restricted stock units and performance cash unit awards, provided that the objective performance goal is met, a retirement-eligible NEO receives a prorated award based on his period of service during the performance period, if the NEO retires at least six months into, but prior to the completion of, the performance period. If the NEO retires at least one year after the beginning of the performance period, the NEO receives the full amount of the award. In either case, the amount of the award received is based on actual performance as determined by the Human Resources Committee following completion of the performance period. The amount of any 2012 performance awards which are earned upon retirement will be determined by the Human Resources Committee in 2015.
Death and Disability
In the event of death or disability, an NEO may receive an award under PEP at the discretion of the Human Resources Committee, provided that the objective performance goal is met and that the award shall be based on the actual amount the NEO would have received if the performance period had been completed.
Upon the death or disability of one of our NEOs, performance-based restricted stock unit and performance cash unit awards granted in 2012 would be prorated based on the NEO's period of service during the performance period. Performance-based restricted stock unit and performance cash unit awards granted in 2010 and 2011 fully vest in the event of death or disability. In either case, the amount of the award received is based on actual performance as determined by the Human Resources Committee following completion for the performance period. The amount of any 2012 performance awards payable in the event of death or disability will be determined by the Human Resources Committee in 2015. Depending on the type of award, restricted stock unit awards may vest or be forfeited in the event of death or disability prior to vesting.
The vesting of stock options accelerates upon death or disability. In the event of disability, stock options must be exercised by the earlier of three years from the date of termination due to disability and the expiration date. In the event of death, stock option awards granted in 2012 and prior years provide that options must be exercised by the earlier of the third anniversary of death or the one year anniversary of the expiration date. Stock option awards granted in 2013 provide for exercise of options by the earlier of the third anniversary of death or the expiration date. Options which are not exercised within the applicable period are cancelled. In no event may an option be exercised within one year of the grant date.

The following table shows the possible payouts to each of our NEOs for the specified type of employment termination. As detailed above, the values for the retirement portion of the table assume that our NEOs were retirement-eligible as of the last day of the 2012 fiscal year. The designated beneficiaries of our U.S. based NEOs would receive the same life insurance benefits generally available to all salaried employees. The company pays premiums for a life insurance policy for Mr. Drummond, which is consistent with benefits typically provided to Brazilian executives.

Name	RESIGNATION	INVOLUNTARY TERMINATION		RETIREMENT						DISABILITY	DEATH
	($)	With Cause ($)	Without Cause ($)	Short-term Incentives	Long-term Incentives				TOTAL ($)	TOTAL ($)	TOTAL ($)
				PEP ($)	Performance RSUs ($) (1)	Performance Cash ($)	Stock Options ($) (2)	RSUs ($)
Jeff M. Fettig	—	—	1,577,837	3,100,000	19,095,016	—	7,975,908	1,577,837 (3)	31,748,761	27,789,712	27,789,712
Larry M. Venturelli	—	—	—	597,760	1,137,565	186,280	874,200	—	2,795,805	4,835,692	4,835,692
Roy W. Templin	365,747 (4)	—	—	—	—	—	—	—	—	—	—
Michael A. Todman	—	—	3,673,480	983,250	5,051,786	—	2,066,462	3,673,480 (3)	11,774,978	13,293,005	13,293,005
Marc R. Bitzer	—	—	2,931,621	1,600,000	4,648,958	—	1,933,523	2,931,621 (3)	11,114,102	14,733,120	14,733,120
Jose A. Drummond	—	—	1,366,768 (5)	921,752	1,788,460	811,334 (1)	663,674	468,254	6,020,242	10,001,577	12,543,950 (6)

(1)	These amounts assume that the 2012 objective performance goal is met and these awards pay out at target in 2015.

(2)	These amounts assume options are exercised on December 31, 2012.

(3)	These amounts reflect awards that vest only at retirement after age 60.

(4)	This amount reflects the incremental fair value assigned to treating Mr. Templin's earned, outstanding stock options on the same basis as those of other retirees.

(5)	This amount reflects Mr. Drummond's contractual indemnity and statutory severance in Brazil.

(6)
This amount includes $2.5 million of life insurance benefits payable upon natural death under a policy typically provided for executives in Brazil. Under the policy, the insurance carrier would pay an additional $2.5 million in the event of an accidental death.

Change in Control
Upon the occurrence of a qualifying termination following a change in control, our NEOs may receive accelerated vesting and payout of previously unvested, performance cash units, performance-based restricted stock units, stock options, and restricted stock units under the terms of those awards. In the event a successor corporation does not assume or substitute for unvested equity awards those awards may accelerate vesting and become exercisable. Certain legacy restricted stock unit awards with extended vesting periods would accelerate and be paid out upon a change in control. The values of these legacy awards as of December 31, 2012 are as follows: Mr. Fettig, $1,577,837; Mr. Venturelli, $508,750; Mr. Todman, $3,673,480; Mr. Bitzer, $2,931,621; and Mr. Drummond, $1,526,250.

As provided in the table below, additional equity awards become payable only upon a qualifying termination following a change in control. In addition, we have change in control agreements with NEOs. A “change in control” in accordance with these agreements is generally defined to include the acquisition by any person or group of 30% or more of Whirlpool's voting securities, a change in the composition of the Board such that the existing Board or persons who were approved by a majority of directors or their successors on the existing Board no longer constitute a majority, and consummation of a merger or consolidation of Whirlpool. These agreements contain a “best net” approach to address the potential for any excise tax to be imposed for severance payments and benefits that would constitute an “excess parachute payment” under Section 4999 of the Internal Revenue Code. We will not provide a gross-up payment and will instead reduce payments to the NEO such that the aggregate amount equals the maximum amount that can be paid without triggering imposition of the excise tax, if the net amount received by the NEO on an after-tax basis would be greater than it would be absent such a reduction.
Under these agreements, benefits are payable to our NEOs after a change in control, but only after a qualifying termination occurs. Qualifying terminations include: involuntary termination of the NEO by Whirlpool; voluntary termination by the NEO for good reason, as defined in the agreement; or a material breach of the change in control agreement by Whirlpool.
Cash severance arising from these change in control agreements is paid out in a lump sum payment equal to:

•	the NEO's unpaid base salary;

•	unreimbursed business expenses; and

•	all other items earned by and owed to the NEO through and including the date of the termination.

These agreements also provide for the lump sum cash payment of:

•
for Messrs. Fettig, Todman and Bitzer, the greater of three times the NEO's base salary on the date of the termination or the NEO's base salary at any time during the 12 months prior to the change in control; for Messrs. Templin, Venturelli and Drummond, the greater of two times the NEO's base salary on the date of the termination or the NEO's base salary at any time during the 12 months prior to the change in control;

•
for Messrs. Fettig, Todman and Bitzer, the greater of three times the current target bonus opportunity (in terms of a percentage of base salary) under PEP or the NEO's highest target bonus opportunity at any time during the 12 months prior to the change in control; for Messrs. Templin, Venturelli and Drummond, the greater of two times the current target bonus opportunity (in terms of a percentage of base salary) under PEP or the NEO's highest target bonus opportunity at any time during the 12 months prior to the change in control; and

•
the greater of the NEO's pro rata target bonus opportunity (in terms of a percentage of base salary) under PEP or the highest target bonus opportunity at any time during the 12 months prior to the change in control, or the actual bonus earned through the date of the termination under PEP based on the NEO's current level of goal achievement.

Our NEOs are also entitled to receive continued health and life benefits for 18 months in connection with a termination after a change in control. The severance benefits provided to the NEOs in the event of a change in control include an amount, payable at the same time and in the same form as if paid from the non-qualified defined benefit pension plans, equal to the additional benefits to which the NEO would be entitled under our non-qualified defined benefit pension plans if the NEO's benefits had fully vested.
The continuation of the NEO's benefits will be calculated at the same cost and at the same level of coverage as in effect on the date of termination.
The amount of cash severance and benefits will be offset by any other severance-type payments the NEO may be eligible or entitled to receive from any other sources.
The following table shows possible payouts to our NEOs as of December 31, 2012, triggered upon the occurrence of a change in control and a subsequent qualifying termination. For Mr. Bitzer this amount reflects accelerated vesting under SERP.

Name	CHANGE IN CONTROL WITH QUALIFYING TERMINATION
	EQUITY PAYOUTS TOTAL ($)	Cash Compensation			Health, Welfare and Other Benefits ($)	Enhanced Pension Benefits ($)	Incremental Excise Tax Gross-Up ($)	TOTAL ($)
		Severance Payments ($)	Annual Incentives ($)	Long-term Incentive Cash
Jeff M. Fettig	27,070,925	10,312,500	3,100,000	—	15,657	—	—	40,499,082
Larry M. Venturelli	2,011,765	2,079,168	597,760	186,280	11,553	—	—	4,886,526
Roy W. Templin	—	—	—	—	—	—	—	—
Michael A. Todman	7,118,249	5,130,000	983,250	—	13,155	—	—	13,244,654
Marc R. Bitzer	6,582,482	4,800,000	1,600,000	—	17,892	282,833	—	13,283,207
Jose A. Drummond	2,452,134	3,220,340	921,752	811,334	81,998	—	—	7,487,558

ITEM 2 – ADVISORY VOTE TO APPROVE WHIRLPOOL’S EXECUTIVE COMPENSATION
Item 2 - Advisory Vote to Approve Whirlpool's Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our NEOs as disclosed in this proxy statement.
As discussed in detail above under the caption “Compensation Discussion and Analysis,” we are dedicated to global leadership and to delivering superior shareholder value. Our executive compensation philosophy supports these objectives by attracting and retaining the best management talent and by motivating these employees to achieve business and financial goals that create value for stockholders in a manner consistent with Whirlpool's focus on its enduring values: respect, integrity, diversity and inclusion, teamwork, and the spirit of winning.
To achieve our objectives, we implement a “pay-for-performance” philosophy using the following guiding principles:

•	compensation should be incentive-driven with both a short-term and long-term focus;

•	a significant portion of pay should be performance-based, with the proportion varying in direct relation to an executive's level of responsibility;

•	components of compensation should be linked to the drivers that change shareholder value over the long term; and

•
components of compensation should be tied to an evaluation of business and individual performance measured against financial, customer, quality, and employee-related objectives - a “balanced scorecard” approach.

In support of our pay-for-performance philosophy, performance-based compensation in the form of annual and long-term incentives constituted over 88% of 2012 total target compensation for our CEO and an average of 76% of 2012 total target compensation for our other NEOs. Whirlpool delivered strong operating results while facing continued uncertainty across much of the world in 2012. Whirlpool's success in 2012 was driven by aggressive actions implemented to expand our operating margins and improve our earnings. These actions included implementation of our previously announced cost-based price increases, continued investment in new product innovation, execution of cost and capacity reductions, continued productivity improvements and legal actions taken to promote fair trade within the industry. Whirlpool's execution on these items during 2012 helped drive 120% total shareholder return for the year.
Our policies and provisions that are intended to support best practices in executive compensation include, among others:

•	Elimination of "golden parachute" excise tax gross-ups and adoption of double-trigger change in control equity vesting;

•	Approval of trading guidelines for Whirlpool stock prohibiting hedging by any employee or Directors and pledging or trading on margin for executive officers and Directors;

•	Adoption of significant stock ownership guideline levels to reinforce the link between the interests of our NEOs (7x for our CEO) and those of stockholders;

•
Implementation of claw-back provisions in both our Performance Excellence Plan (“PEP”) and omnibus stock incentive plans under which the repayment of awards may be required in certain circumstances; and

•	a fully independent compensation committee advised by an independent compensation consultant that only provides services to such committee.
For the reasons discussed above, we are asking our stockholders to indicate their support for our NEO compensation as described in this proxy statement by voting “FOR” the following resolution. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this proxy statement.
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Whirlpool Corporation's Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table, and the other related tables and disclosure.”
This vote is advisory, and therefore not binding on Whirlpool, the Board, or the Human Resources Committee. The Board and the Human Resources Committee value the opinions of Whirlpool's stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this proxy statement, we will consider such stockholders' concerns and the Human Resources Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends a vote FOR Item 2 on the accompanying proxy or voting instruction card for the approval of the compensation of Whirlpool's NEOs, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

RELATED PERSON TRANSACTIONS
Procedures for Evaluating Related Person Transactions
The Board has adopted written procedures relating to the Corporate Governance and Nominating Committee’s review and approval of transactions with related persons that are required to be disclosed in proxy statements by Securities and Exchange Commission regulations (“related person transactions”). A “related person” is defined under the applicable Securities and Exchange Commission regulation and includes our directors, executive officers, and owners of 5% or more of our common stock. The Corporate Secretary administers procedures adopted by the Board with respect to related person transactions and the Corporate Governance and Nominating Committee reviews and approves all such transactions. At times, it may be advisable to initiate a transaction before the Corporate Governance and Nominating Committee has evaluated it, or a transaction may begin before discovery of a related person’s participation. In such instances, management consults with the Chairman of the Corporate Governance and Nominating Committee to determine the appropriate course of action. Approval of a related person transaction requires the affirmative vote of the majority of disinterested directors on the Corporate Governance and Nominating Committee. In approving any related person transaction, the Corporate Governance and Nominating Committee must determine that the transaction is fair and reasonable to Whirlpool. The Corporate Governance and Nominating Committee periodically reports on its activities to the Board. The written procedures relating to the Corporate Governance and Nominating Committee’s review and approval of related person transactions is available on our website: www.whirlpoolcorp.com – scroll over the “Leadership” dropdown menu, then “Board of Directors,” then “Corporate Governance Guidelines and Policies,” then click on “Procedures for Evaluating Related Person Transactions.”

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Human Resources Committee was at any time during 2012 an officer or employee of Whirlpool and no member of the Human Resources Committee has formerly been an officer of Whirlpool. In addition, no “compensation committee interlocks” existed during fiscal year 2012.
EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2012, with respect to Whirlpool’s compensation plans under which equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (1)
Equity compensation plans approved by security holders	4,543,638(2)	74.05(3)	1,820,746
Equity compensation plans not approved by security holders	−	−	−
Total	4,543,638	74.05	1,820,746

(1)
Excluding securities in the “Number of securities to be issued upon exercise of outstanding options, warrants and rights” column. Represents shares available under Whirlpool’s 2010 Omnibus Stock and Incentive Plan.

(2)
This amount includes 3,053,604 shares subject to outstanding stock options with a weighted average remaining contractual term of 6.2 years and 1,490,034 shares subject to outstanding restricted stock units.

(3)	The weighted-average exercise price information does not include any outstanding restricted stock units.

MATTERS RELATING TO
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees
In the years indicated, Ernst & Young LLP billed Whirlpool the following fees (in millions):

	Year ended December 31
	2011	2012
Audit Fees	$9.5	$10.0
Audit Related Fees	$0.5	$0.4
Tax Fees	$2.8	$3.4
All Other Fees	$0.1	$0.0
Total	$12.9	$13.8

Audit-related fees are principally comprised of fees for services provided in connection with employee benefit plan audits and consultation with management as to the accounting or disclosure treatment of various transactions or events. Tax fees are principally comprised of fees for services provided in connection with worldwide tax planning and compliance services, and assistance with tax audits and appeals. All other fees are principally comprised of fees for providing access to an online research tool and services provided to comply with local statutory, regulation and attestation requirements.

Advance Approval Policy for Independent Registered Public Accounting Firm Services
Pursuant to its written charter, the Audit Committee, or a subcommittee thereof, is responsible for approving in advance all audit, internal control-related, and permitted non-audit services the independent registered public accounting firm performs for us. In recognition of this responsibility, the Audit Committee has established a policy to approve in advance all audit, internal control-related, and permissible non-audit services the independent registered public accounting firm provides. Prior to engagement of the independent registered public accounting firm for the next year’s audit, management or the independent registered public accounting firm submits to the Audit Committee a request for approval of services expected to be rendered during that year. This request outlines each of the four categories listed above, and the Audit Committee approves these services by category. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original advance approval. In those instances, the Audit Committee requires specific approval in advance before engaging the independent registered public accounting firm. The Audit Committee may delegate authority to make advance approval to one or more of its members. The member or members to whom such authority is delegated must report, for information purposes only, any such approval decisions to the Audit Committee at its next scheduled meeting. A copy of the Audit Committee Pre-Approval Policy for Independent Registered Public Accounting Firm Services appears on Whirlpool’s website: www.whirlpoolcorp.com − scroll over the “Leadership” dropdown menu, then “Board of Directors,” then “Corporate Governance Guidelines and Policies,” then click on “Audit Committee Pre-Approval Policy.”

AUDIT COMMITTEE REPORT
The Audit Committee provides independent oversight of Whirlpool’s accounting functions and monitors the objectivity of the financial statements prepared under the direction of Whirlpool’s management. In addition, the Audit Committee retains our independent registered public accounting firm; reviews major accounting policy changes by Whirlpool; reviews and approves the scope of the annual internal and independent audit processes; reviews and monitors our assessment of internal controls; approves in advance audit, permitted non-audit, and internal control-related services provided by the independent registered public accounting firm; approves all fees paid to the independent registered public accounting firm; and monitors our activities designed to assure compliance with legal and regulatory requirements as well as Whirlpool’s ethical standards. The Audit Committee is composed of five directors who have been determined by the Board to be “independent” and “financially literate” pursuant to the NYSE listing requirements. The Audit Committee operates under a written charter adopted by our Board.
The Audit Committee has reviewed our audited consolidated financial statements for 2012 with management, and management has represented to the Audit Committee that these financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with management the quality and the sufficiency of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.
The Audit Committee also reviewed our consolidated financial statements for 2012 with Ernst & Young LLP ("Ernst & Young"), our independent registered public accounting firm for 2012, which is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. Further, the Audit Committee reviewed with Ernst & Young its judgment as to the quality, not just the acceptability, of Whirlpool’s accounting principles. In addition, the Audit Committee met with Ernst & Young, with and without management present, to discuss the results of its examinations, its evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee met eight times during the fiscal year ended December 31, 2012.
The Audit Committee has received the written disclosures and the Rule 3526 letter from Ernst & Young required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, as modified or supplemented, and has discussed with Ernst & Young its independence. The Audit Committee considered the compatibility of non-audit services Ernst & Young provided to us with Ernst & Young’s independence. Finally, the Audit Committee discussed with Ernst & Young the matters required to be discussed under Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the Securities and Exchange Commission. The Audit Committee has selected Ernst & Young as our independent registered public accounting firm for 2013.

AUDIT COMMITTEE
Gary T. DiCamillo, Chair
Kathleen J. Hempel
Michael F. Johnston
John D. Liu
Miles L. Marsh

ITEM 3 – RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS WHIRLPOOL’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RESOLVED, that the appointment of Ernst & Young LLP to audit the Consolidated Financial Statements and related internal control over financial reporting of Whirlpool and its subsidiaries for fiscal 2013, made by the Audit Committee with the concurrence of the Board, is hereby ratified.
The Audit Committee has appointed, and the Board has concurred subject to stockholder ratification, Ernst & Young LLP to audit and report on the Consolidated Financial Statements and related internal control over financial reporting of Whirlpool and its subsidiaries for fiscal 2013. Ernst & Young LLP served as Whirlpool’s independent registered public accounting firm for fiscal 2012.
Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For Ernst & Young LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing.
Representatives of Ernst & Young LLP will attend the annual meeting of stockholders and may make a statement if they wish. They will be available to answer appropriate questions at the annual meeting. To pass, this proposal requires the affirmative vote of a majority of the outstanding common stock present in person or by proxy at the annual meeting and entitled to vote. In the event that the selection of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will take that event into account in connection with any future decisions as to the selection of a firm to serve as Whirlpool’s independent registered public accounting firm, although by law the Audit Committee has final authority over the determination of whether to retain Ernst & Young LLP or another firm at any time.

The Board of Directors recommends that stockholders vote FOR Item 3, which ratifies the selection of Ernst & Young LLP as the independent registered public accounting firm for Whirlpool and its subsidiaries for fiscal 2013.

ITEM 4 - MANAGEMENT'S PROPOSAL TO APPROVE THE WHIRLPOOL CORPORATION AMENDED AND RESTATED 2010 OMNIBUS STOCK AND INCENTIVE PLAN
RESOLVED, that the amendment and restatement of the Whirlpool Corporation 2010 Omnibus Stock and Incentive Plan is hereby approved.
Overview
On February 19, 2013, the Board unanimously approved the amendment and restatement of the Whirlpool Corporation 2010 Omnibus Stock and Incentive Plan (the “2010 Incentive Plan”), subject to the approval of our stockholders. The 2010 Incentive Plan includes authorization for a variety of awards designed to advance Whirlpool's interests and long-term success by encouraging stock ownership among Whirlpool's officers and other key executives, employees, nonemployee directors, consultants and other advisors, and otherwise linking the compensation of such persons to share price performance or the achievement of specified corporate objectives. These awards include equity and cash awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The 2010 Incentive Plan was initially adopted by the Board on February 16, 2010, and approved by our shareholders at our annual meeting on April 20, 2010. Upon the approval of the 2010 Incentive Plan, Whirlpool ceased granting equity awards under its prior equity plans, such as the 2007 Omnibus Stock and Incentive Plan and Nonemployee Director Equity Plan (together, the “Prior Plans”).
Executive Summary of Proposed Changes
The Board has approved the amendment and restatement of the 2010 Incentive Plan to provide increased flexibility to structure and grant equity awards that will be responsive to Whirlpool's needs, as well as to respond to emerging corporate governance best practices. The principal changes in the amendment and restatement of the 2010 Incentive Plan are as follows:
Share Reserve:

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Share Reserve: As of December 31, 2012, there were approximately 1.8 million shares remaining available for issuance under the 2010 Incentive Plan, plus any shares that become available for issuance as a result of the forfeiture, cancellation or cash-settlement of awards under the 2010 Incentive Plan or the Prior Plans in accordance with our share counting rules, as described in more detail below. We are proposing to add 7.47 million shares for issuance under the 2010 Incentive Plan. The 2010 Incentive Plan represents an important use of stockholder and company resources, and the Board of Directors believes that it is in the best interests of the company to reserve an additional 7.47 million shares. Our "Share-based Incentive Plans" Note to our 2012 consolidated financial statements included in the Financial Supplement to our Annual Report on Form 10-K and this proxy statement sets forth additional information concerning our historical granting practices and outstanding equity-based compensation awards.

•
Share Counting: The share counting methodology that we will use under the 2010 Incentive Plan, as amended, is different from that used previously. In particular, under the prior version of the 2010 Incentive Plan, each share of Whirlpool common stock subject to a stock option or SAR award counted against the aggregate 2010 Incentive Plan limit as one share, and each share of Whirlpool common stock granted subject to an award other than a stock option or SAR under the 2010 Incentive Plan counted against the aggregate 2010 Incentive Plan limit as 1.75 shares, even though only one share was actually granted. Under the amended 2010 Incentive Plan, shares subject to stock options and SARs granted after December 31, 2012 will continue to count as one share, however, each share of Whirlpool common stock that is subject to an award other than a stock option or SAR granted after December 31, 2012 will count against the aggregate 2010 Incentive Plan limit as 2.5 shares. Shares that become available for grant under the 2010 Incentive Plan due to the forfeiture, expiration, cancellation or cash-settlement of an award after December 31, 2012 (regardless of when the award was granted) will be counted in the same manner as shares subject to awards of the same type granted after December 31, 2012.
A detailed explanation of the share counting provisions of the amended and restated 2010 Incentive Plan is set out in the summary of the 2010 Incentive Plan below.

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Addition of a Clawback: The company is proposing to amend the 2010 Incentive Plan to provide that award agreements issued under it may provide for the cancellation or clawback of certain awards or a portion of the realized gain if, prior to a change in control, there is an accounting restatement due to material noncompliance by the company with any financial reporting requirement under the securities laws which reduces the amount of the awards that would have been paid or vested had the financial results been properly reported, or if the company is otherwise required by applicable law or company policy to recoup any such amounts.

•
Limit on Awards to Directors: The amended and restated 2010 Incentive Plan will limit the aggregate grant date fair value of awards issued to a nonemployee director in any year to $300,000, excluding awards made at a director's election in lieu of annual and committee cash retainers.

•
Change in Control Triggers: The amended and restated 2010 Incentive Plan changes the triggering events that constitute a change in control event by raising the ownership threshold required to trigger a "change in control" from the acquisition of beneficial ownership of 25% of our common stock to 30%, and eliminating the 24 month look-back period around changes in the composition of our Board. These changes are detailed below.

•
Minimum Vesting Period of Certain Awards: Certain awards granted under the 2010 Incentive Plan (other than stock options and stock appreciation rights) that vest based solely on continued service must be granted with an overall vesting term of at least three years, although vesting may be pro rata or graded over the three year period, and the Human Resources Committee of the Board (the "Committee") may accelerate vesting in the event of a participant's death, disability or retirement or on a change in control of Whirlpool. The amended and restated 2010 Incentive Plan provides additional flexibility to accelerate or waive the vesting restrictions due to other special circumstances. It also provides that the minimum vesting provisions will not apply to awards to nonemployee directors, consultants or advisors or awards that are assumed, converted or substituted pursuant to a merger, acquisition or other similar corporate transaction, or that are issued under a stockholder approved plan assumed by the company in a merger, acquisition or other similar corporate transaction.

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Stock Option Term: The 2010 Incentive Plan provides for the extension of the term of outstanding options and stock appreciation rights for up to 30 days if, on the last business day of the term, the exercise of the award is prohibited by applicable law, company policy or due to the application of a contractual lock-up restriction in order to comply with the requirements of Section 409A of the Code and prevent the inadvertent expiration of the term under those circumstances.

In addition to the items described above, we have proposed increasing the maximum individual limits that will apply to awards granted to a participant under the 2010 Incentive Plan during the first calendar year in which the participant commences employment with us, as described in the summary below. Approval of the amendment and restatement of the 2010 Incentive Plan will constitute an approval of the limits and this increase, and will also constitute the re-approval of our performance measures and other material terms and conditions of the 2010 Incentive Plan for purposes of Section 162(m) of the Code, as discussed in more detail below. We are not proposing any changes to the individual performance measures that were previously approved by our shareholders as part of the amendment and restatement of the 2010 Incentive Plan, but we have clarified the impact that certain unusual, nonrecurring or extraordinary items will have on our determination of these goals.
Each of these changes is discussed below in the context of a more detailed summary of the terms of the 2010 Incentive Plan. This summary is qualified in its entirety by reference to the complete text of the 2010 Incentive Plan as set forth in Annex A to this proxy statement. You should read the complete text of the 2010 Incentive Plan for more details regarding the operation of the 2010 Incentive Plan.
Summary of the 2010 Incentive Plan
The Board and the Committee recommend that the stockholders approve the amendment and restatement of the 2010 Incentive Plan. If the holders of a majority of the shares of common stock which are represented and actually voted at the annual meeting, and which constitute a majority in interest of all of the shares of common stock entitled to vote thereon, vote FOR the 2010 Incentive Plan, the changes incorporated in the amendment and restatement will immediately become effective. If Whirlpool's stockholders do not approve the 2010 Incentive Plan, the amendment and restatement of the 2010 Incentive Plan will not become effective, the prior version of the 2010 Incentive Plan will continue in effect in accordance with its terms and the Committee may continue to issue awards under the 2010 Incentive Plan as in effect prior to the amendment and restatement.
As of December 31, 2012, under the 2010 Incentive Plan, stock options with respect to 1.25 million shares of Whirlpool's common stock were outstanding with a weighted average exercise price of $77.19 and a weighted average remaining term of 8.72 years, and there were 0.73 million restricted stock units and 0.27 million performance units outstanding. As of December 31, 2012, under the Prior Plans, stock options with respect to 1.80 million shares of Whirlpool's common stock were outstanding with a weighted average exercise price of $71.77 and a weighted average remaining term of 4.5 years, and there were 0.48 million restricted stock units outstanding. The closing price of Whirlpool common stock on December 31, 2012 was $101.75 per share.
Purpose
The Board believes that the amended and restated 2010 Incentive Plan fosters and promotes the long-term financial success of Whirlpool and materially increases stockholder value by:

•	strengthening Whirlpool's capability to develop, maintain, and direct an outstanding management team;

•	motivating superior performance by means of long‑term performance related incentives;

•	encouraging and providing for obtaining an ownership interest in Whirlpool;

•	attracting and retaining outstanding executive and director talent by providing compensation opportunities competitive with other major companies; and

•	enabling executives and directors to participate in the long‑term growth and financial success of Whirlpool.
Plan Term
The amendment and restatement of the 2010 Incentive Plan will be effective upon stockholder approval at the annual meeting. No new awards may be granted under the amended and restated 2010 Incentive Plan after the tenth anniversary of the date that the stockholders approve its amendment and restatement. However, the term and exercise of awards granted before then may extend beyond that date. The Board may terminate the 2010 Incentive Plan at any time with respect to all awards that have not been granted.
Eligibility
The officers, executives, and other employees of Whirlpool or its subsidiaries and Whirlpool's nonemployee directors may be selected by the Committee to receive awards under the amended and restated 2010 Incentive Plan. In addition, the Committee may select certain consultants and advisors providing services to Whirlpool or its subsidiaries to receive awards under the 2010 Incentive Plan. The Committee determines which eligible persons will receive awards and the size, terms, conditions and restrictions of such awards. Whirlpool refers to eligible persons who have been approved to receive awards under the 2010 Incentive Plan as participants. The number of persons eligible to participate in the amended and restated 2010 Incentive Plan is estimated to be approximately 3,000 people.
Administration
The 2010 Incentive Plan is administered by the Committee. The Committee may grant awards to eligible persons and, to the extent permitted by applicable law, may delegate to (1) a committee of one or more directors of Whirlpool any of the authority of the Committee under the 2010 Incentive Plan or (2) one or more executive officers, or a committee of executive officers, the right to grant awards to employees who are not directors or executive officers of Whirlpool and the authority to take action on behalf of the Committee pursuant to the 2010 Incentive Plan to cancel or suspend awards to employees who are not directors or executive officers of Whirlpool. The Committee is authorized to interpret the 2010 Incentive Plan and related agreements and documents and to take various other actions with respect thereto.
Available Awards
The 2010 Incentive Plan authorizes Whirlpool to provide equity‑based compensation in the form of (1) stock options, including incentive stock options (“ISOs”), entitling the optionee to favorable tax treatment under Section 422 of the Code; (2) stock appreciation rights (“SARs”); (3) restricted stock and restricted stock units (“RSUs”); (4) other share-based awards; and (5) performance awards. Each type of award is described below under “Types of Awards Authorized Under the 2010 Incentive Plan.” Each award granted under the 2010 Incentive Plan will be evidenced by an award agreement containing such terms and provisions, consistent with the 2010 Incentive Plan, as the Committee may approve.
Shares Available for Issuance Under the 2010 Incentive Plan
Subject to adjustment as provided for in the 2010 Incentive Plan, the number of shares of Whirlpool common stock that will be authorized for awards under the amended and restated 2010 Incentive Plan will be 9,291,000 reduced by one share for every share subject to options or stock appreciation rights granted after December 31, 2012, and by 2.5 shares for every share subject to awards other than options or stock appreciation rights granted after December 31, 2012, plus any shares that become available as a result of the forfeiture, expiration or cash-settlement of awards, in accordance with the principles discussed more fully under the subheading "Share Counting."
As described more fully under the subheading "Share Counting," shares that are subject to stock options or stock appreciation rights, regardless of when granted, will count as one share for every share granted under the 2010 Incentive Plan limit. Shares of stock that are subject to an award other than an option or stock appreciation right granted after December 31, 2012 will count as 2.5 shares for every 1 share granted.
Shares issued under the 2010 Incentive Plan may be of original issuance, treasury shares or other shares, or a combination of the foregoing.
Award Limitations
Subject to certain adjustments as provided for in the 2010 Incentive Plan:

•	No participant may be granted stock options or SARs for more than 1,200,000 shares of Whirlpool common stock for each type of award during any 36‑month period.

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No participant may be granted restricted stock, RSUs, performance shares or other share-based awards for more than 1,200,000 shares of Whirlpool common stock for each type of award during any 36-month period if the award is intended to be "performance-based compensation" under Section 162(m) of the Code.

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The maximum dollar value that may be earned by any participant for any 12-month performance period (as established by the Committee) with respect to performance awards which are denominated in cash and intended to be “performance-based compensation” under Section 162(m) of the Code is $5,000,000.

These limits are not being changed in the proposed amendment and restatement of the 2010 Incentive Plan, except that we have revised the 2010 Incentive Plan to provide that each of the above limits may be doubled for awards granted during the calendar year in which a participant commences employment, to provide the Committee with sufficient flexibility in connection with new hires.
Limit on Director Awards
In addition to the general plan limitations described above, we have added a new limit on awards to our nonemployee directors. The amended and restated 2010 Incentive Plan provides that the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all awards granted to any nonemployee directors during any single calendar year, excluding awards made at the election of the director in lieu of all or a portion of annual and committee cash retainers) will not exceed $300,000.
Share Counting
Consistent with the changes described above under the subheading “Shares Available for Issuance Under the 2010 Incentive Plan”, the amended and restated 2012 Incentive Plan also includes a number of changes to our share counting methodology.
Under the original version of the 2010 Incentive Plan, each share of Whirlpool common stock subject to a stock option or SAR counted against the aggregate 2010 Incentive Plan limit as one share, and each share of Whirlpool common stock subject to an award granted prior to December 31, 2012, other than a stock option or SAR, counted against the aggregate 2010 Incentive Plan limit as 1.75 shares. If stockholders approve the amendment and restatement of the 2010 Incentive Plan, shares subject to options and SARs granted after December 31, 2012 will continue to count against the plan limit as one share, however, each share subject to an award other than a stock option or SAR that is granted after December 31, 2012 will count against the aggregate 2010 Incentive Plan limit as 2.5 shares.
Shares subject to awards that are forfeited, expire, or are settled for cash (with certain exceptions described below for stock options and SARs) after December 31, 2012, will be "added back" and become available for future awards at the following ratio: 1 share in respect of each share subject to an option or SAR, and 2.5 shares for each share subject to any award other than an option or SAR, regardless of when the applicable award was granted. Shares subject to awards granted under the Prior Plans that are forfeited, expire or are settled for cash after December 31, 2012 will also be available for issuance under the 2010 Incentive Plan using the same share counting principles.
In addition, if, after December 31, 2012, withholding tax liabilities arising from an award other than a stock option or SAR, or an award other than a stock option or SAR that was granted under the Prior Plans, are satisfied by the tendering of shares or the withholding of shares by the company, these shares will be added back and available for grant under the amended and restated 2010 Incentive Plan, counted as described above. Despite these general principles, the following shares of Whirlpool common stock will not be "added back" or otherwise increase the number of shares available for grant under the amended and restated 2010 Incentive Plan:

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any shares of Whirlpool common stock tendered by a participant or withheld by Whirlpool in full or partial payment of the exercise price of stock options or, after December 31, 2012, an option granted under the Prior Plans;

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shares of Whirlpool common stock tendered by a participant or withheld by Whirlpool to satisfy any tax withholding obligation with respect to an option or SAR granted under the 2010 Incentive Plan or, after December 31, 2012, an option or SAR granted under the Prior Plans;

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shares of Whirlpool common stock subject to a SAR granted under the 2010 Incentive Plan or, after December 31, 2012, a stock appreciation right under the Prior Plans that are not issued in connection with its stock settlement on exercise; and

•	Whirlpool common stock reacquired by Whirlpool on the open market or otherwise using cash proceeds from the exercise of stock options granted either under the 2010 Incentive Plan or the Prior Plans.

Shares of Whirlpool common stock issued as substitution awards in connection with Whirlpool's merger with or acquisition of a company will not decrease the number of shares available for grant under the 2010 Incentive Plan, but shares of Whirlpool common stock subject to substitution awards will not be available for further awards under the 2010 Incentive Plan if the substitution awards are forfeited, expire or are settled in cash. Whirlpool may use shares under a pre-existing, stockholder approved plan of a company acquired by Whirlpool for awards under the 2010 Incentive Plan, which shares will not decrease the number of shares available for grant under the 2010 Incentive Plan, but such shares may only be used for grants of awards made prior to the expiration of the pre-existing plan and to persons who were not employees or directors of Whirlpool or any subsidiary prior to such acquisition.
Clawback
As part of the amendment and restatement of the 2010 Incentive Plan, the company is proposing to add a "clawback" feature. As amended and restated, the 2010 Incentive Plan provides that award agreements issued under it may provide for the cancellation or clawback of certain awards or a portion of the realized gain if, prior to a change in control of the company, there is an accounting restatement due to material noncompliance by the company with any financial reporting requirement under the securities laws which reduces the amount of the awards that would have been paid or vested had the financial results been properly reported or if the company is otherwise required by applicable law or company policy to recoup any such amounts.
Section 162(m) of the Code
The 2010 Incentive Plan is designed to allow Whirlpool to grant awards that satisfy the requirements for the performance-based compensation exclusion from the deduction limitations under Section 162(m) of the Code. The Board and the Committee believe that it is in Whirlpool's interests and the interests of Whirlpool's stockholders to maintain an equity and long-term cash compensation plan under which compensation awards made to Whirlpool's named executive officers can qualify for deductibility for federal income tax purposes. Accordingly, the 2010 Incentive Plan has been structured in a manner such that awards under it can be eligible to satisfy the requirements for the performance-based compensation exclusion from the deduction limitations under Section 162(m) of the Code.
In order for awards to be eligible to satisfy the requirements for the performance-based compensation exclusion from the deduction limitations under Section 162(m) of the Code, the 2010 Incentive Plan specifies performance measures and other material terms that must be approved by Whirlpool's stockholders. Approval of the amendment and restatement of the 2010 Incentive Plan by the required vote of Whirlpool's stockholders described above is intended to constitute such approval.
Repricing Prohibited
Except in connection with an adjustment involving a corporate transaction or event as provided for in the 2010 Incentive Plan, the Committee may not authorize the amendment of any outstanding stock option or SAR to reduce the exercise or base price, and no outstanding stock option or SAR may be cancelled in exchange for other awards, or cancelled in exchange for stock options or SARs having a lower exercise or base price, or cancelled in exchange for cash, without the approval of Whirlpool's stockholders.

Types of Awards Authorized Under the 2010 Incentive Plan
Stock Options. Stock options may be granted that entitle the optionee to purchase shares of Whirlpool common stock at a price not less than fair market value per share as of the date of grant (except for substitution awards). The maximum term for stock options is 10 years. ISOs granted to any person who owns, as of the date of grant, stock possessing more than 10% of the total combined voting power of all classes of our stock, however, must have an exercise price that is not less than 110% of the fair market value of Whirlpool common stock on the date of grant and may not have a term extending beyond the fifth anniversary of the date of grant. The maximum aggregate number of shares of Whirlpool common stock that may be issued pursuant to ISOs granted under the 2010 Incentive Plan is 3,000,000 shares. Stock options may be granted as ISOs, nonqualified stock options, or combinations of the foregoing. Each grant of stock options will specify whether the exercise price is payable: (1) in cash or by cash equivalents; (2) by the transfer to Whirlpool of previously acquired shares of Whirlpool common stock owned by the optionee; (3) with the consent of the Committee, by delivery of other consideration having a fair market value on the exercise date equal to the total purchase price; (4) pursuant to a net exercise arrangement whereby the participant directs Whirlpool to deduct from shares issuable upon exercise of his or her stock options a number of shares having an aggregate fair market value equal to the sum of the total purchase price; (5) by such other methods as may be specified in the award agreement; or (6) by a combination of such payment methods.
The 2010 Incentive Plan provides for the extension of the term of outstanding options for up to 30 days if, on the last business day of the term, the exercise of the award is prohibited by applicable law, company policy or due to the application of a contractual lock-up restriction in order to comply with the requirements of Section 409A of the Code and prevent the inadvertent expiration of the term under those circumstances.
SARs. A SAR is a right, exercisable by surrender of the SAR and the related stock option (if granted in tandem with a stock option) or by surrender of the SAR only (if granted as a free-standing SAR), to receive from Whirlpool an amount equal to the number of shares of Whirlpool common stock subject thereto multiplied by the difference between the fair market value of Whirlpool common stock on the date of exercise and the grant price of the SAR. The grant price of a free-standing SAR may not be less than the market value per share at the date of grant (except for substitution awards). Any grant may specify that the amount payable on exercise of a SAR may be paid by Whirlpool in cash, in shares of Whirlpool common stock or other property, or in any combination thereof, in the sole discretion of the Committee. No SAR may be exercisable more than 10 years from the date of grant.
The 2010 Incentive Plan provides for the extension of the term of outstanding SARs for up to 30 days if, on the last business day of the term, the exercise of the award is prohibited by applicable law, company policy or due to the application of a contractual lock-up restriction in order to comply with the requirements of Section 409A of the Code and prevent the inadvertent expiration of the term under those circumstances.
Restricted Stock and RSUs. A grant of restricted stock involves the immediate transfer by Whirlpool to a participant of ownership of a specified number of restricted shares of Whirlpool common stock in consideration of the performance of service. The participant is entitled immediately to voting, dividend and other ownership rights in such shares; provided, however, that at least a portion of the restricted stock covered by such issuance or transfer must be subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code for a period to be determined by the Committee at the date of grant or to the achievement of specified performance measures. An RSU represents the right of the grantee of the RSU to receive from Whirlpool a payment upon or after vesting of the RSU equal to the per share value of Whirlpool common stock as of the date of grant, vesting date, or other date determined by the Committee at the date of grant of the RSU. At the discretion of the Committee, RSUs may be settled in cash, shares of Whirlpool common stock or any combination thereof. RSUs may entitle the participant to receive credits for dividend equivalents, but not voting or other rights as a stockholder.
If the restricted stock or RSUs vest upon the passage of time rather than the achievement of performance measures, the period of time for such vesting may not be shorter than three years from the date of grant (with the possibility of ratable vesting during such three year period). If the restricted stock or RSUs vest upon the achievement of performance measures, the restrictions may not terminate sooner than one year after the date of grant. In each case awards are subject to accelerated vesting in the Committee's discretion in the event of a change of control (as defined in the 2010 Incentive Plan) or the death, disability, or retirement of the participant. Further, the restrictions described in this paragraph do not apply to grants of up to 5% of the number of shares of Whirlpool common stock available for awards on the effective date of the 2010 Incentive Plan.
The amended and restated version of the 2010 Incentive Plan will also provide the Committee with discretion to accelerate the vesting of time-based restricted stock or RSU awards as a result of other special circumstances, and clarifies that the minimum vesting provisions will not apply to (1) awards to nonemployee directors, consultants or advisors, (2) awards that are assumed, converted or substituted pursuant to a merger, acquisition or other similar corporate transaction, or (3) awards that are issued under a stockholder approved plan assumed by the company in a merger, acquisition or other similar corporate transaction.
Other Share‑Based Awards. The Committee may, subject to limitations under applicable law, grant to any participant other share-based awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Whirlpool common stock or other property, including deferred stock units, in the sole discretion of the Committee. The Committee will determine the terms and conditions of these awards.
If other share based awards (except for awards in the form of deferred stock units granted to directors in lieu of all or a portion of their fees for serving as directors) vest upon the passage of time rather than the achievement of performance measures, the period of time for such vesting may not be shorter than three years (with the possibility of ratable vesting during such three year period). If other share-based awards vest upon the achievement of performance measures, the restrictions may not terminate sooner than one year after the date of grant. In each case awards are subject to accelerated vesting in the Committee's discretion in the event of a change of control (as defined in the 2010 Incentive Plan) or the death, disability, or retirement of the participant. Further, the restrictions described in this paragraph do not apply to grants of up to 5% of the number of shares of Whirlpool common stock available for awards on the effective date of the 2010 Incentive Plan.
The amended and restated version of the 2010 Incentive Plan will also provide the Committee with discretion to accelerate the vesting of other share-based awards subject to the time-based vesting restrictions described above as a result of other special circumstances, and clarifies that the minimum vesting provisions will not apply to (1) awards to nonemployee directors, consultants or advisors, (2) awards that are assumed, converted or substituted pursuant to a merger, acquisition or other similar corporate transaction, or (3) awards that are issued under a stockholder approved plan assumed by the company in a merger, acquisition or other similar corporate transaction.
Performance Awards. The Committee may grant to any participant performance awards in the form of performance shares or performance units, as determined by the Committee in its sole discretion.

Performance shares entitle the grantee to units valued by reference to a designated number of shares of Whirlpool common stock. Performance units entitle the grantee to units valued by reference to a designated amount of cash or property other than shares of Whirlpool common stock. The performance period for performance shares payable in Whirlpool common stock may not be shorter than one year. Each performance award will specify one or more performance measures that must be satisfied within a specified period (referred to as the performance period) in order for the performance awards to be earned.
To the extent earned, the performance awards will be paid to the participant at the time and in the manner determined by the Committee. Any grant may specify that the amount payable with respect thereto may be paid by Whirlpool in cash, shares of Whirlpool common stock or other property or any combination thereof at the discretion of the Committee. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
Performance Measures
Performance measures are measurable performance objectives established by the Committee for participants who have received awards under the 2010 Incentive Plan. Performance measures may be described in terms of either company-wide objectives or objectives that are related to the performance of the individual participant or of the subsidiary or division, business segment or business unit within Whirlpool or a subsidiary in which the participant is employed. The company is not proposing any changes to the performance measures that may be used under the amended and restated 2010 Incentive Plan although the company is proposing changes that clarify the affect of the negative impact of certain unusual, non-recurring or extraordinary items on its determinations. Performance measures applicable to any award or portion of an award that is intended to be a qualified performance-based award to a participant who is, or is determined by the Committee to be likely to become, a “covered employee” will be based on the attainment of specified levels of one or any combination of the following:

• revenue	• net income per share	• pre‑tax profits
• net earnings	• net income	• operating income
• earnings before interest and taxes	• earnings before interest	• earnings before taxes
• earnings before interest, taxes, depreciation and amortization	• total stockholder return relative to assets	• total stockholder return relative to peers
• customer satisfaction	• customer growth	• employee satisfaction
• gross margin	• revenue growth	• stock price
• cash flow per share	• return on investment	• year end cash
• free cash flow	• cash flow	• earnings or loss
• market share	• sales	• economic value added
• return on equity	• cost reductions	• earnings per share
• product revenue growth	• pre‑ or after‑tax income or loss	• appreciation in and/or maintenance of the price of common stock
• return on assets	• strategic and operational initiatives	• return on capital
• gross profits	• comparisons with various stock market indices	• operating margin
• cash flow return on investment	• improvement in or attainment of expense levels or working capital levels	• stockholders equity
• cash margin	• debt reduction	• research and development achievements
• operating efficiencies	• strategic partnerships or transactions	• supply chain achievements
• manufacturing achievements	• financial ratios	• financing and other capital raising transactions
• co‑development, co‑marketing, profit sharing, joint venture or other similar arrangements	• cost of capital	• other measurable objectives the Committee deems appropriate
In making determinations about the level of achievement of the performance measures described above, the Committee will exclude the negative impact of unusual, non-recurring or extraordinary items attributable to (a) acquisitions of stock or assets, (b) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board, Public Company Accounting Oversight Board or adopted by the company, the subsidiaries or any applicable division, business segment or business unit after the goal is established, (c) restructuring activities, (d) disposal of a segment of a business, (e) discontinued operations, (f) the refinancing or repurchase of bank loans or debt securities, (g) unbudgeted capital expenditures, (h) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, and (i) conversion of some or all of convertible securities to common stock and (j) any business interruption event. The Committee may determine within ninety (90) days after the start of a performance period to exclude such other items, each determined according to Generally Accepted Accounting Principles (to the extent applicable) as identified in the company's accounts, financial statements, notes thereto, or management discussion and analysis as may be permitted by Section 162(m) of the Code.

Dividends and Dividend Equivalents on Performance Awards
Any dividends or dividend equivalents provided with respect to performance awards, as well as with respect to restricted stock, RSU and other stock-based awards that are subject to the attainment of performance measures, will be subject to the same restrictions and risk of forfeiture as the underlying awards.
Amendment and Termination of the 2010 Incentive Plan
The Board may alter, amend, suspend or terminate the 2010 Incentive Plan from time to time, except that no amendment that requires stockholder approval under applicable law, including the rules and regulations of the principal U.S. national securities exchange on which shares of Whirlpool common stock are traded, will be effective unless such stockholder approval is obtained. The Board may not amend the 2010 Incentive Plan to impair the rights of a participant in any material respect under any award previously granted without such participant's consent.
The original 2010 Incentive Plan listed a number of specific amendments to the 2010 Incentive Plan that, under applicable law, could only be effective upon stockholder approval. For ease of administration, the amended and restated 2010 Incentive Plan includes a more general reference to all amendments that would require stockholder approval under applicable law.
Vesting and Exercise of an Award
The applicable award agreement governing an award will specify the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of an award will occur or may accelerate. No portion of an award which is not vested at the time of participant's termination of service with us will subsequently become vested, except as may be otherwise provided in the agreement relating to the award or determined by the Committee.
Generally, a stock option or SAR may only be exercised while a participant remains an officer, executive, or other employee of Whirlpool or its subsidiaries or a nonemployee director of Whirlpool or for a specified period of time (up to the remainder of the term of the award as established on the date of grant) following the participant's termination of service with Whirlpool or any of its subsidiaries. An award may be exercised for any vested portion of the shares subject to such award until the award expires or as otherwise determined by the Committee.
If permitted by applicable law, in the case of a termination of employment by reason of the death, disability, or retirement of a participant who holds any restricted stock or RSUs as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or other stock-based awards that have not been fully earned, or who holds shares of Whirlpool common stock subject to any other transfer restriction imposed pursuant to the 2010 Incentive Plan, the Committee may, in its sole discretion, take such action as it deems equitable in the circumstances or in the best interests of Whirlpool, including waiving or modifying any vesting, performance or other period, any performance measure or any other requirement, condition, restriction or limitation applicable to any such award.
Unless otherwise provided in the applicable award agreement, in the event of a change of control of Whirlpool in which the successor company assumes or substitutes for options rights, SARs, restricted stock or RSUs or other share-based awards, if a participant's employment is terminated within 24 months following a change of control, (1) stock options will immediately vest and become exercisable for 24 months following the date of such change of control; (2) the restrictions, limitations and other conditions applicable to any restricted stock or RSUs as of the date of such termination of employment will lapse and the restricted stock or RSUs will become vested; and (3) the restrictions, limitations and other conditions applicable to any other share-based awards will lapse and the other share-based awards will become fully vested and transferable to the full extent of the original grant.
Change in Control Definition
Under the original version of the 2010 Incentive Plan, a change in control of Whirlpool was defined to include the occurrence of any of the following triggering events:

1.
The acquisition by any individual, entity or group of beneficial ownership of 25% or more of the outstanding shares of company common stock or the combined voting power of the then-outstanding voting securities of the company entitled to vote generally in the election of directors, with certain enumerated exceptions;

2.
During any 24 month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, except that individuals whose election or nomination was approved by a vote of at least a majority of the Incumbent Directors then on the Board (other than in connection with an actual or threatened election contest) are treated as Incumbent Directors;

3.
Consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction, unless (1) the individuals and entities who beneficially owned the company's outstanding common stock and voting securities prior to such transaction continue to beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting entity and the combined voting power of the outstanding voting securities of the relevant entity in substantially the same proportions as their ownership immediately prior to such transaction, (2) no person is or becomes the beneficial owner, directly or indirectly, of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the resulting relevant entity and (3) at least a majority of the members of the Board of Directors of the resulting relevant entity were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or

4.	The approval of a complete liquidation or dissolution of the company or consummation of a sale of all or substantially all of the company's assets.
As part of the amendment and restatement of the 2010 Incentive Plan, we have amended the four change in control triggers described above as follows:

•	The beneficial ownership acquisition threshold included for purposes of determining whether a change in control has occurred under triggering events 1 and 4 is being raised from 25% to 30%;

•
Instead of providing a 24 month look-back period for changes in the composition of the Board, these changes will be measured from the effective date of the amendment and restatement of the 2010 Incentive Plan; and

•
Certain substantial asset sales will be excluded from the definition of a change in control to the extent the company's stockholders immediately prior to the transaction control the entity that acquires the assets.

The 2010 Incentive Plan generally provides the Committee with flexibility to determine the effects of a change in control on outstanding awards. Unless otherwise expressly provided in a Participant's award agreement or other individually negotiated arrangement (or as otherwise may be determined by the Committee), if a successor company assumes or substitutes outstanding awards as of a change in control, then the awards will continue to remain outstanding in the ordinary course, subject to accelerated vesting or settlement if a Participant's employment terminates within twenty-four months following the change in control, or such other period as may be specified in the Participant's award agreement, which may include a termination during a period of time prior to the change in control. If a successor does not assume or substitute awards in a change in control, the vesting and/or exercisability of awards will generally be accelerated as of immediately prior to the change in control.
Adjustments
The number and kind of shares covered by outstanding awards, and the performance criteria applicable to awards, under the 2010 Incentive Plan and, in the case of stock options and SARs, the exercise or base prices applicable thereto, must be adjusted as the Committee, in its sole discretion exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of participants or optionees in the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares of common stock or the value thereof. In the event of any such transaction or event or in the event of a change in control of Whirlpool (as defined in the 2010 Incentive Plan), the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the 2010 Incentive Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced in a manner that complies with Section 409A of the Code. In addition, for each stock option or SAR with an exercise price or base price greater than the consideration offered in connection with any such transaction or event or change in control, the Committee may in its sole discretion elect to cancel such stock option or SAR without any payment to the person holding such stock option or SAR. The Committee shall also make or provide for such adjustments in the number of shares available under the 2010 Incentive Plan, including the individual participant limits described in the 2010 Incentive Plan, as the Committee may determine appropriate to reflect any transaction or event described above, except that any such adjustment will be made only to the extent that it would not cause any stock option intended to qualify as an ISO to fail to so qualify. Additionally, Whirlpool may eliminate fractional shares or settle fractional shares in cash.
Limited Transferability
No award and no shares of Whirlpool common stock that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such award may be exercised during the life of the participant only by the participant or the participant's guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a participant may assign or transfer an award to: (1) the participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (2) a trust for the benefit of one or more of the participant or the persons referred to in clause (1); (3) a partnership, limited liability company or corporation in which the participant or the persons referred to in clause (1) are the only partners, members or shareholders; or (4) for charitable donations; provided that in each case such permitted assignees are bound by and subject to all of the terms and conditions of the 2010 Incentive Plan and the award agreement relating to the transferred award and shall execute an agreement satisfactory to Whirlpool evidencing such obligations.
Withholding Taxes
To the extent that Whirlpool is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a participant or other person under the 2010 Incentive Plan, and the amounts available to Whirlpool for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the participant or such other person make arrangements satisfactory to Whirlpool for payment of the balance of such taxes required to be withheld, which arrangements (in the discretion of the Committee) may include relinquishment of a portion of such benefit. In certain circumstances, Whirlpool may withhold from wages amounts otherwise payable to participant, or shares of common stock that are deliverable to a participant, to settle tax withholding obligations. Participants may elect to have shares of common stock withheld by Whirlpool or may deliver other shares of common stock to satisfy tax withholding obligations, but the value of any shares withheld will not exceed the minimum amount of taxes required to be withheld.
Compliance with Section 409A of the Internal Revenue Code
To the extent applicable, it is intended that the 2010 Incentive Plan and any grants made thereunder comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2010 Incentive Plan and any grants made under the 2010 Incentive Plan shall be administered in a manner consistent with this intent.
Termination
No grant will be made under the amended and restated 2010 Incentive Plan more than 10 years after the date on which the amended and restated 2010 Incentive Plan is first approved by Whirlpool's stockholders, but all grants made on or prior to such ten‑year anniversary of stockholder approval will continue in effect after such date subject to the terms thereof and of the 2010 Incentive Plan. In addition, no incentive stock options will be granted under the amended and restated 2010 Incentive Plan more than 10 years after the date on which the amended and restated 2010 Incentive Plan was originally approved by stockholders.
Federal Income Tax Consequences
The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2010 Incentive Plan based on federal income tax laws in effect on January 1, 2013. This summary is not intended to be complete and does not describe any gift, estate, social security or state or local tax consequences. It is not intended as tax guidance to participants in the 2010 Incentive Plan.
Tax Consequences to Participants
Nonqualified Stock Options. A recipient of stock options will not realize any taxable income upon the grant of a nonqualified stock option and Whirlpool will not receive a deduction at the time of such grant unless such stock option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), Whirlpool will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income. Officers and directors of the company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their options.
ISOs. In general, a recipient will not realize taxable income upon either the grant or the exercise of an ISO and Whirlpool will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an ISO (determined at the time of exercise) over the exercise price of the ISO will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the ISO within either (1) two years after the date of the grant of the ISO, or (2) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to Whirlpool.
If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the ISO within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (1) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (2) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), Whirlpool generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
SARs. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free‑standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Whirlpool common stock received on the exercise.
Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the “Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.
RSUs. No income generally will be recognized upon the award of RSUs. The recipient of an award of RSUs generally will be subject to tax at ordinary income rates on the cash or the fair market value of the property (for example, the unrestricted shares of Whirlpool common stock) on the date that such cash or property is transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for any such property will also commence on such date.
Performance Awards. No income generally will be recognized upon the grant of performance shares pursuant to a performance award. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Whirlpool common stock or other property received.
New 2010 Incentive Plan Benefits
The following table sets forth the amount of options previously received under the 2010 Incentive Plan by each current director and named executive officer; all current executive officers as of December 31, 2012 as a group; all current directors as of December 31, 2012, who are not executive officers, as a group; each nominee for election as a director; each other person who received or is to receive 5% of such option rights; and all employees, including all current officers who are not executive officers as of December 31, 2012, as a group.

Name and Principal Position	Date of Grant	Exercise Price	Number of Options Granted	Number of Options Outstanding
Executive Officers
Jeff M. Fettig Chairman of the Board and Chief Executive Officer	2/14/2011	$85.45	137,925	137,925
	2/20/2012	$71.03	211,332	211,332
Total			349,257	349,257
Larry M. Venturelli Executive Vice President, and Chief Financial Officer	2/14/2011	$85.45	4,458	4,458
	2/20/2012	$71.03	26,896	26,896
Total			31,354	31,354
Michael C. Todman President, Whirlpool International	2/14/2011	$85.45	35,735	35,735
	2/20/2012	$71.03	54,754	54,754
Total			90,489	90,489
Marc R. Bitzer President, Whirlpool North America	2/14/2011	$85.45	33,436	33,436
	2/20/2012	$71.03	51,232	51,232
Total			84,668	84,668
Jose A. Drummond Executive Vice President, and President Whirlpool Europe, Middle East, and Africa	2/14/2011	$85.45	13,865	9,150
	2/20/2012	$71.03	16,749	16,749
Total			30,614	25,899
Named Executive Officers Total			586,382	581,667
Executive Officers Total			632,973	628,258

Current Outside Directors * Nominee for election as director
Gary T. DiCamillo*	4/20/2010	$96.09	1,357	1,357
Kathleen J. Hempel	4/20/2010	$96.09	1,357	1,357
Michael F. Johnston*	4/20/2010	$96.09	1,357	1,357
William T. Kerr*	4/20/2010	$96.09	1,357	1,357
Miles L. Marsh	4/20/2010	$96.09	1,357	1,357
William D. Perez*	4/20/2010	$96.09	1,357	1,357
Michael D. White*	4/20/2010	$96.09	1,357	1,357
Outside Directors Total			9,499	9,499
5% Holders - None
—	—	—	—	—
All Other Employees as a Group (Excluding Executive Officers)
02/14/2011 Total	2/14/2011	$85.45	367,666	258,524
04/01/2011 Total	4/1/2011	$86.03	10,074	6,017
02/20/2012 Total	2/20/2012	$71.03	379,264	338,811
04/01/2012 Total	4/1/2012	$76.86	6,794	6,171
All Other Employees Total			763,798	609,523

NEW PLAN BENEFITS
If the amended and restated 2010 Incentive Plan is approved, each nonemployee director will receive a stock award with a value of $120,000. The following table illustrates these grants. The number of shares to be issued will be determined by dividing $120,000 by the price of a single share of Whirlpool common stock at the close of business on the day of the annual meeting of stockholders.

Name and Position	Dollar Value ($)	Number of Shares
Nonemployee Director Group	1,080,000	Based on FMV
No awards have been granted subject to shareholder approval of the amended and restated 2010 Incentive Plan, and the amount of future awards to our named executive officers and other employees under the 2010 Incentive Plan are not determinable. For additional information regarding grants made during Whirlpool's fiscal year 2012 to Whirlpool named executive officers, please see the 2012 Grants of Plan‑Based Awards table earlier in this proxy statement.

The Board of Directors recommends a vote FOR approval of Item 4, which approves the amendment and restatement of the Whirlpool Corporation 2010 Omnibus Stock and Incentive Plan.

ITEM 5 – STOCKHOLDER PROPOSAL
Item 5 - Stockholder Proposal Regarding Payments Upon Death of A Senior Executive
We have been advised that the following non-binding stockholder proposal will be presented at the annual meeting. The proposal will be voted on at the annual meeting if the proponent (who owns 59 shares of our common stock as of November 2012), or a qualified representative, is present at the meeting and submits the proposal for a vote. Following the stockholder proposal is our statement in opposition. We will provide to stockholders the name and address of the proponent upon receiving an oral or written request.
For the reasons set forth below in our Board's statement in opposition to the stockholder proposal, our Board of Directors recommends a vote AGAINST Item 5.
The text of the stockholder proposal and supporting statement appear below as received by us and Whirlpool assumes no responsibility for its content or accuracy.
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Resolved: The shareholders of Whirlpool Corporation (the “Company”) urge the Board of Directors (the “Board”) to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the Company to make payments, grants or awards following the death of a senior executive in the form of unearned salary or bonuses; accelerated vesting of awards or benefits, or the continuation of unvested equity grants; perquisites; and other payments or benefits in lieu of compensation. This policy would not affect compensation that the executive earns and chooses to defer during his or her lifetime. As used herein, “future agreements” include modifications, amendments or extensions of existing agreements.
SUPPORTING STATEMENT
We support a compensation philosophy that motivates and retains talented executives and ties their pay to the long-term sustainable performance of the Company. We believe that such an approach is needed to align the interests of executives with those of shareholders.
We believe that “golden coffin” agreements, however, provide payment without performance, after an executive is dead. Companies claim that these agreements are designed to retain executives. But death defeats this argument. “If the executive is dead, you're certainly not retaining them,” said Steven Hall, a compensation consultant. (The Wall Street Journal, 6/10/2008)
Senior executives have ample opportunities to provide for their estate by contributing to a pension fund, purchasing life insurance, voluntarily deferring compensation, or through other estate planning strategies. Often, these services are provided by or subsidized by their company.
The problem is well illustrated at our Company. As of December 31, 2011, the Company's five named executive officers were entitled to receive posthumous benefits valued at a total of more than $34.5 million, including accelerated equity awards. Company Chairman and CEO Jeff Fettig alone would have received $15.8 million. We question the need for these payments when the Company will receive no services in return.

We believe that allowing shareholders to approve death benefits subject to the terms of this proposal is a reasonable requirement that may serve as a moderating influence on these extraordinary death benefits.
We urge shareholders to vote FOR this proposal.
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Whirlpool's Board of Directors' Statement OPPOSING This Proposal
The Board recommends that stockholders vote against this proposal for the following reasons:

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Whirlpool does not provide lavish death benefits. The life insurance and survivor benefits available to the family of a deceased U.S. executive are the same benefits that would be available to the family of any salaried employee. In the event any salaried employee who participates in the short-term and long-term incentive plans were to die during a performance period, awards would be paid to his or her family only if and when performance goals are met, and would be prorated based on the number of months of the performance period that the participant was an active employee. Generally, equity awards which are subject to time-based vesting requirements are accelerated if an active employee dies before the vesting period is completed. This treatment is reasonable because, in most cases, the award recognizes past performance and the time based vesting requirement simply provides Whirlpool with the additional benefit of deterring the employee from voluntarily terminating his or her employment. Moreover, the acceleration of equity awards upon death is specifically provided for by the current Omnibus Stock Incentive Plan which has been approved by our stockholders.

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Whirlpool has a robust independent compensation process. The Human Resources Committee, which is composed entirely of independent directors, oversees the compensation of Whirlpool's executive officers, and exercises its fiduciary duties and oversight responsibilities in implementing compensation arrangements, including with respect to benefits payable upon the death of an executive officer. The Human Resources Committee determines appropriate compensation based on the facts and circumstances, including current market conditions. With the assistance of an independent compensation consultant, the Human Resources Committee performs an analysis of Whirlpool's executive compensation program at least once a year and is in the best position to determine the terms of any benefits payable upon the death of an executive officer of Whirlpool. To do its job well, the Human Resources Committee needs the flexibility to respond to a competitive marketplace and to determine which compensation arrangements best serve the interests of Whirlpool and its stockholders. A Whirlpool stockholder approval requirement for death benefits is both cumbersome and unnecessary, especially in light of Whirlpool's strong pay-for-performance program with no poor pay practices.

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Whirlpool would be put at a competitive disadvantage in recruiting and retaining talented leaders. The purpose of death benefits is to provide peace of mind to employees who are concerned about providing for their families in the event of their untimely death. Because these benefits are rarely triggered, they provide value to employees at a relatively low cost to employers, and are not uncommon. If the proposal were to be implemented, Whirlpool could not provide these benefits without either incurring the expense of holding a stockholder meeting for the sole purpose of voting on the death benefit features of an employment arrangement, or making the benefits contingent on later stockholder approval.

Such a delay would place Whirlpool at a significant competitive disadvantage in recruiting and retaining leadership talent, because Whirlpool's death benefits would be subject to uncertainty and, therefore, less valuable than competing offers with final terms provided by Whirlpool's competitors for leadership talent.

The Board of Directors recommends a vote AGAINST the stockholder proposal advocating the adoption of a shareholder approval policy of future benefits payable upon the death of a senior executive appearing at Item 5 on the accompanying proxy or voting instruction card.

ANNEX A
WHIRLPOOL CORPORATION

AMENDED AND RESTATED
2010 OMNIBUS STOCK AND INCENTIVE PLAN

Whirlpool Corporation (the “Company”), a Delaware corporation, hereby adopts the following amendment and restatement of the 2010 Omnibus Stock and Incentive Plan (the “Plan”).
1.    PURPOSE OF THE PLAN
The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase stockholder value by: (i) strengthening the Company's capability to develop, maintain, and direct an outstanding management team; (ii) motivating superior performance by means of long-term performance related incentives; (iii) encouraging and providing for obtaining an ownership interest in the Company; (iv) attracting and retaining outstanding executive talent by providing incentive compensation opportunities competitive with other major companies; and (v) enabling executives to participate in the long-term growth and financial success of the Company.

2.	DEFINITIONS
2.1.    “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
2.2.    “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.
2.3.    “Board” shall mean the board of directors of the Company.
2.4.    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
2.5.    “Committee” shall mean the Human Resources Committee of the Board or such other committee of directors as is designated by the Board, or a subcommittee thereof formed by the Human Resources Committee or such other committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom will be intended to be to the extent required by applicable law, rule or regulation (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act, Section 162(m) of the Code or the rules of the principal U.S. national securities exchange, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
2.6.    “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital‑raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) can be covered as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 registration statement.
2.7.    “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is an executive officer of the Corporation within the meaning of Rule 3b-7 promulgated under the Exchange Act.
2.8.    “Director” shall mean a non-employee member of the Board.
2.9.    “Dividend Equivalents” shall have the meaning set forth in Section 12.6.
2.10.    “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.
2.11.    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.12.    “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion taking into account the requirements of Section 409A of the Code. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
2.13.    “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.
2.14.    “Net Exercise” means a Participant's ability to exercise an Option by directing the Company to deduct from the Shares issuable upon exercise of his or her Option a number of Shares having an aggregate Fair Market Value equal to the sum of the aggregate exercise price therefor plus the amount of the Participant's minimum tax withholding (if any), whereupon the Company shall issue to the Participant the net remaining number of Shares after such deductions.
2.15.    “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
2.16.    “Other Share-Based Award” shall have the meaning set forth in Section 8.1.
2.17.    “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.
2.18.    “Payee” shall have the meaning set forth in Section 13.2.

2.19.    “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.
2.20.    “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.
2.21.    “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to an Other Share-Based Award, Restricted Stock Award, Restricted Stock Unit Award or Performance Award are to be measured.
2.22.    “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.
2.23.    “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.
2.24.    “Permitted Assignee” shall have the meaning set forth in Section 12.3.
2.25.    “Prior Plans” shall mean, collectively, the Company's 2007 Omnibus Stock and Incentive Plan and Nonemployee Director Equity Plan.
2.26.    “Restatement Effective Date” means the 2013 annual meeting of the shareholders of the Company.
2.27.    “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.28.    “Restricted Stock Award” shall have the meaning set forth in Section 7.1.
2.29.    “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash (or in combination thereof) as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.30.    “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.

2.31.    “Retirement” shall, with respect to a Participant, have the meaning assigned to such Participant under the principal retirement plan, program or policy applicable to such Participant unless, in respect of any Award, a different definition is specified in the Award Agreement covering such Award. In the event the definition is unspecified in an Award Agreement and there is no retirement plan, program or policy covering a Participant, then “Retirement” shall be as determined by the Committee.

2.32.    “Shares” shall mean the shares of common stock of the Company, par value $1.00 per share.

2.33.    “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.
2.34.    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.35.    "Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.36.    “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.
3.    SHARES SUBJECT TO THE PLAN
3.1.    Number of Shares.
(a)     Subject to adjustment as provided in Section 12.2, as of the Restatement Effective Date, 9,291,000 Shares shall be authorized for the grant of Awards under the Plan, reduced by one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted after December 31, 2012 and by 2.5 Shares for every one (1) Share subject to Awards other than Options or Stock Appreciation Rights granted after December 31, 2012.
(b)    If after December 31, 2012 (i) any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) any Shares subject to an award under the Prior Plans are forfeited, or an award under the Prior Plans expires or is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan, in accordance with Section 3.1(d) below. In the event that after December 31, 2012 withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right, or an award other than an option or stock appreciation right under the Prior Plans, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall again be available for Awards under the Plan in accordance with Section 3.1(d) below. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2012, an option granted under the Prior Plans, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right or, after December 31, 2012, an option or stock appreciation right under the Prior Plans, and (iii) Shares subject to a Stock Appreciation Right or, after December 31, 2012, a stock appreciation right under the Prior Plans that are not issued in connection with its stock settlement on exercise thereof and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2012, options under the Prior Plans.
(c)    Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not again be available for Awards under the Plan as provided in paragraphs (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
(d)    Any Shares that again become available for grant pursuant to this Section after December 31, 2012 shall be added back (i) as one (1) Share for every one (1) Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and (ii) as 2.5 Shares for every one (one) Share subject to Awards other than Options or Stock Appreciation Rights or awards other than options or stock appreciation rights under the Prior Plans.
3.2.    Character of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. No fractional shares shall be issued under the Plan and the Committee shall determine the manner in which fractional share value shall be treated.
3.3.    Limits on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Director during any single calendar year (excluding Awards made at the election of the Director in lieu of all or a portion of annual and committee cash retainers pursuant to Section 8.6) shall not exceed $300,000.
4.    ELIGIBILITY AND ADMINISTRATION
4.1.    Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant.
4.2.    Administration.
(a)     The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b)     All expenses associated with the Plan shall be borne by the Company subject to such allocation to its Subsidiaries and operating units as it deems appropriate.
(c)    Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.
(d)    To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, and subject to such restrictions and limitations as the Committee may specify from time to time and the requirements of DGCL Section 157, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company (A) designate Employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.
(e)    Each person who is or shall have been a member of the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by that person in connection with or resulting from any claim, action, suit or proceeding to which that person may be a party or in which that person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by that person in settlement thereof, with the Company's approval, or paid by that person in satisfaction of any judgment in any such action, suit or proceeding against that person, provided that person shall give the Company an opportunity, at its own expense, to handle and defend the same before that person undertakes to handle and defend it on that person's own behalf. To the extent permitted by applicable law, including without limitation the DGCL, each non-Director Employee to whom any duty or power relating to the administration or interpretation of the Plan has been delegated pursuant to this Section 4 shall not be liable for, and shall be entitled to indemnification and advancement of expenses in respect of, any action, omission or determination relating to the Plan, in the same manner and to the same extent as the members of the Committee and Directors. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5.     OPTIONS
5.1.    Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
5.2.    Award Agreements. All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.
5.3.    Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company's stockholders (i) lower the option price per Share of an Option after it is granted, (ii) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3, or (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.
5.4.    Option Term. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option, other than an Incentive Stock Option (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement in each case to the extent any such extension would not constitute the extension of a stock right under Section 409A of the Code.
5.5.    Exercise of Options.
(a)     Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)    Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) pursuant to a Net Exercise arrangement; provided, however, that in such event, the Committee may exercise its discretion to limit the use of a Net Exercise, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, to the extent required by applicable law the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.
5.6.    Incentive Stock Options. The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 3,000,000 Shares, subject to adjustment as provided in Section 12.2.
5.7.    Termination of Employment. In the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant's death, retirement, or disability, each of the Participant's outstanding Options shall be exercisable by the Participant (or the Participant's legal representative or designated beneficiary), as provided under the terms of the Award Agreement, at any time prior to an expiration date established by the Committee at the time of grant or as otherwise determined by the Committee (which may be the original expiration date of such Option or such earlier time as the Committee may establish), but in no event after its respective expiration date; provided that the Committee may provide for Options to be exercisable up to one year after the death or disability of a Participant even if this is beyond their expiration date. If the Participant ceases to be employed for any other reason, all of the Participant's then outstanding Options shall terminate immediately, except as otherwise determined by the Committee.
6.    STOCK APPRECIATION RIGHTS
6.1.    Grant and Exercise. The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.
6.2.    Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
(a)    When Stock Appreciation Rights vest and become exercisable.

(b)    Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.
(c)    The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.
(d)    The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.
(e)    The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement in each case to the extent any such extension would not constitute the extension of a stock right under Section 409A of the Code.
(f)    Without the approval of the Company's stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.
6.3.    Termination of Employment. In the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant's death, retirement, or disability, each of the Participant's outstanding Stock Appreciation Rights shall be exercisable by the Participant (or the Participant's legal representative or designated beneficiary), as provided by the terms of the Award Agreement, at any time prior to an expiration date established by the Committee at the time of grant or as otherwise determined by the Committee (which may be the original expiration date of such Stock Appreciation Right or such earlier time as the Committee may establish), but in no event after its respective expiration date; provided that the Committee may provide for the Stock Appreciation Right to be exercised up to one year after the death or disability of a Participant even if this is beyond its expiration date. If the Participant ceases to be employed for any other reason, all of the Participant's then outstanding Stock Appreciation Rights shall terminate immediately, except as otherwise determined by the Committee.

7.	RESTRICTED STOCK AND RESTRICTED STOCK UNITS
7.1.    Grants. Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.
7.2.    Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.
    7.3.    Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section. A Participant receiving a Restricted Stock Unit Award shall have only those rights specifically provided for by the Award Agreement, provided that in no event shall such a Participant possess voting rights with respect to such Award.
Except as otherwise provided in an Award Agreement, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
7.4.    Minimum Vesting or Performance Period. Restricted Stock Awards and Restricted Stock Unit Awards, other than Substitute Awards, shall have (i) a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary or (ii) a Performance Period of not less than one (1) year from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee's discretion in the event of the death, disability or Retirement of the Participant, special circumstances determined by the Committee, or a Change in Control (as defined in Section 11.3). Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to the grant of up to 5% of the number of Shares available for Awards under Section 3.1(a) on the Restatement Effective Date. The Committee may, in its sole discretion waive any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of a Restricted Stock Award or Restricted Stock Unit Award intended to comply with the performance-based exception under Code Section 162(m), except as otherwise determined by the Committee to be appropriate under the circumstances. The minimum Vesting Period requirements of this Section shall not apply to Restricted Stock Awards or Restricted Stock Unit Awards granted to Directors or Consultants.
7.5.    Termination of Employment.
(a)     Subject to Section 7.4, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant's death, Retirement, or disability before the end of a Vesting Period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Restricted Stock Award or Restricted Stock Unit Award that shall vest shall be determined by the Committee, but in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed from the beginning of the Vesting Period to the date of termination of the Participant and the denominator of which is the number of months in the Vesting Period, multiplied by (ii) the number of Shares subject to the Award.
(b)    Subject to Section 7.4, in the event a Participant who is an Employee has received a Restricted Stock Award or Restricted Stock Unit Award subject to the achievement of performance objectives and, before the end of the Performance Period, ceases to be employed with the consent of the Committee or dies, retires or becomes disabled, the Award shall (except as otherwise determined by the Committee) vest upon the achievement of the performance objectives with respect to such number of those Shares subject to the Award as shall be determined by the Committee; provided, however, that if the Performance Period is a fixed time period, in no event shall such number (except as otherwise determined by the Committee) be less than the product of (i) a fraction, the numerator of which is the number of completed months elapsed from the beginning of the Performance Period to the date of termination of the Participant and the denominator of which is the number of months in the Performance Period, multiplied by (ii) the number of Shares subject to the Award that would have vested based on the level of achievement of the performance objectives had the Participant remained employed through the end of the Performance Period.
(c)    In the event the Participant ceases to be employed for any other reason, all Shares subject to the Restricted Stock Award or Restricted Stock Unit Award which are still unvested shall be forfeited.
7.6.    Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.	OTHER SHARE-BASED AWARDS
8.1.    Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.
8.2.    Award Agreements. The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each

Participant. Notwithstanding the provisions of this Section, any Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such Dividend Equivalents have been credited.
8.3.    Minimum Vesting or Performance Period. Other Share-Based Awards, except for Substitute Awards and Awards made pursuant to Section 8.6, shall have (i) a Vesting Period of not less than three (3) years from date of grant (but permitting pro rata vesting over such time) if subject only to continued service with the Company or a Subsidiary or (ii) a Performance Period of not less than one (1) year from date of grant if subject to the achievement of performance objectives, subject in either case to accelerated vesting in the Committee's discretion in the event of the death, disability or retirement of the Participant, special circumstances determined by the Committee or a Change in Control (as defined in Section 11.3). Notwithstanding the foregoing, the restrictions in the preceding sentence shall not be applicable to the grant of up to 5% of the number of Shares available for Awards under Section 3.1(a) on the Restatement Effective Date. The Committee may, in its sole discretion waive any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate, subject to the limitations imposed under Section 162(m) of the Code and the regulations thereunder in the case of an Other Share-Based Award intended to comply with the performance-based exception under Code Section 162(m), except as otherwise determined by the Committee to be appropriate under the circumstances. The minimum Vesting Period requirements of this Section shall not apply to Other Share-Based Awards granted to Directors or Consultants.
8.4.    Termination Of Employment.
(a)     Subject to Section 8.3, in the event a Participant who is an Employee ceases to be employed with the consent of the Committee or upon the Participant's death, Retirement, or disability before the end of a Vesting Period subject only to continued service with the Company or a Subsidiary, the number of Shares subject to the Other Share-Based Award that shall vest shall be determined by the Committee, but in no event, except as otherwise determined by the Committee, less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months from the beginning of the Vesting Period to the date of termination and the denominator of which is the number of months in the Vesting Period, multiplied by (ii) the number of Shares subject to the Award.
(b)     Subject to Section 8.3, in the event a Participant who is an Employee has received an Other Share-Based Award subject to the achievement of performance objectives and before the end of the Performance Period ceases to be employed with the consent of the Committee or dies, retires or becomes disabled, the Award shall (except as otherwise determined by the Committee) vest upon the achievement of the performance objectives with respect to such number of those Shares subject to the Award as shall be determined by the Committee; provided, however, that if the Performance Period is a fixed time period in no event shall such number (except as otherwise determined by the Committee) be less than the product of (i) a fraction, the numerator of which is the number of completed months from the beginning of the Performance Period to the date of termination of the Participant and the denominator of which is the number of months in the Performance Period, multiplied by (ii) the number of Shares subject to the Award that would have vested based on the level of achievement of the performance objectives had the Participant remained employed through the end of the Performance Period.
(c)    In the event the Participant ceases to be employed for any other reason, all Shares subject to the Award which are still unvested shall be forfeited.

8.5.    Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
8.6.    Deferral of Director Fees. Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.
9.    PERFORMANCE AWARDS
9.1.    Grants. Performance Awards in the form of Performance Shares, Performance Cash or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.
9.2.    Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.
9.3.    Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than one year unless the Performance Award is not payable in Shares. The amount of the Award to be distributed shall be conclusively determined by the Committee.
9.4.    Payment. Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
10.    CODE SECTION 162(m) PROVISIONS

10.1.    Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a performance-based Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award, is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such

Award, a Covered Employee, then unless determined otherwise by the Committee, this Article 10 will apply to any such Award.
10.2.    Performance Criteria. If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: revenue; net income (or loss) per share; pre-tax profits; net earnings (or loss); net income (or loss); operating income or loss (before or after taxes); cash flow; cash flow per share (before or after dividends); free cash flow; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); total stockholder return relative to assets; total stockholder return relative to peers; customer satisfaction; customer growth; employee satisfaction; gross margin; revenue growth; stock price; market share; sales; earnings (or loss) per share; return on equity; cost reductions; economic value added; product revenue growth; pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); return on assets or net assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; gross profits; comparisons with various stock market indices; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on investment, improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; research and development achievements; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company's products (including with group purchasing organizations, distributors and other vendors)); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company's products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios (including those measuring liquidity, activity, profitability or leverage); cost of capital; financing and other capital raising transactions (including sales of the Company's equity or debt securities; factoring transactions; sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); and implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, factoring transactions and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the performance of the Company relative to performance of other companies or upon comparisons of any of the indicators of Company performance relative to performance of other companies. In determining attainment of a performance goal (i) the Committee shall exclude the negative impact of unusual, non-recurring or extraordinary items attributable to (A) acquisitions or dispositions of stock or assets, (B) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board, Public Company Accounting Oversight Board or adopted by the Company, the Subsidiaries or any applicable division, business segment or business unit after the goal is established, (C) restructuring activities, (D) disposal of a segment of a business, (E) discontinued operations, (F) the refinancing or repurchase of bank loans or debt securities, (G) unbudgeted capital expenditures, (H) the issuance or repurchase of equity securities and other changes in the number of outstanding shares, (I) conversion of some or all of convertible securities to common stock and (J) any business interruption event; and (ii) the Committee may determine within ninety (90) days after the start of a Performance Period to exclude such other items, each determined according to Generally Accepted Accounting Principles (to the extent applicable) as identified in the Company's accounts, financial statements, notes thereto, or management discussion and analysis as may be permitted by Section 162(m) of the Code.
10.3.    Adjustments. Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances, including without limitation a Change in Control of the Company.
10.4.    Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.
10.5.    Limitations on Grants to Individual Participants. Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 36-month period with respect to more than 1,200,000 Shares for each type of award and (ii) earn more than 1,200,000 Shares with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards in any 36-month period for each type of Award that is intended to comply with the performance-based exception under Code Section 162(m) and is denominated in Shares. In addition to the foregoing, the maximum dollar value that may be earned by any Participant in respect of each 12 months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. Each of the limitations in this section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is cancelled, the cancelled Award shall not continue to be counted toward the applicable limitation in this section.
11.    CHANGE IN CONTROL PROVISIONS
11.1.    Impact on Certain Awards. Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is equal to or less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

11.2.    Assumption or Substitution of Certain Awards.
(a)     Unless otherwise provided in an Award Agreement or a Participant's effective negotiated employment, change in control, severance or other similar agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant's employment with such successor company (or the Company) or a subsidiary thereof terminates within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement, but in no event beyond the end of the regularly scheduled term of such Options or Stock Appreciation Rights), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for, if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(b)    Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.
(c) The Committee, in its discretion, may determine that, if a Change in Control of the Company occurs, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
11.3.    Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the happening of any of the following events:
(a)    Any individual, entity, or group (a “Person”) within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”); or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); excluding, however, the following: (A) any acquisition by the Company; (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary or affiliate; or (C) any acquisition pursuant to a Corporate Transaction (as defined below) that is not considered to be a Change in Control under clause (c), below.
(b)    A change in the composition of the Board of Directors such that the individuals who, as of the Restatement Effective Date, constitute the Board of Directors (such Board of Directors shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, for purposes of this paragraph, that any individual who becomes a member of the Board of Directors subsequent to the Restatement Effective Date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board of Directors and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a 11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than Board of Directors shall not be so considered as a member of the Incumbent Board.
(c)    The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its subsidiaries (a “Corporate Transaction”), unless: (i) All or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than sixty percent (60%) of, respectively, the outstanding shares of common stock of the Company or its successor (or such entity's ultimate parent company) (the “Relevant Entity”) and the combined voting power of the outstanding voting securities of such Relevant Entity entitled to vote generally in the election of directors, in substantially the same proportions as their ownership, immediately prior to such Corporate

Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) no person (other than the Company. any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction, or any Person beneficially owning, immediately prior to such Corporate Transaction, directly or indirectly, thirty percent (30%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock of the Relevant Entity or the combined voting power of the outstanding securities of such Relevant Entity entitled to vote generally in the election of directors; and (iii) individuals who were members of the Incumbent Board constitute at least a majority of the members of the Board of Directors of the Relevant Entity.
(d)    The approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company; excluding, however, such a sale or other disposition to a corporation, with respect to which following such sale or other disposition: (A) more than 60 percent (60%) of, respectively, the outstanding shares of common stock of such corporation and the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (other than the Company and any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty percent (30%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, thirty percent (30%) or more of, respectively, the outstanding shares of common stock of such corporation and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors; and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the Board of Directors of such corporation.
Notwithstanding the foregoing, with respect to any Award that is characterized as “non-qualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of any payment in respect of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.
12.    GENERALLY APPLICABLE PROVISIONS
12.1.    Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that any amendments which require stockholder approval under applicable law, rule, regulation or stock exchange listing requirement will not become effective unless the same shall be approved by the requisite vote of the Company's stockholders. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company's stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for cash or another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.
12.2.    Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards (including the performance criteria applicable to any Award) in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.
12.3.    Transferability of Awards. Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) (i) to the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.
12.4.    Termination of Employment or Services.
(a)     The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.
(b)    The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan with respect to any suspension of employment or leave of absence from the Company or a Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (i) whether or not any such suspension or leave of absence shall be treated as if the Participant ceased to be an Employee and (ii) the impact, if any, of any such suspension or leave of absence on Awards under the Plan. The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to an entity that is a Subsidiary and such entity ceases to be a Subsidiary, unless the Committee determines otherwise. In the event a Participant transfers employment from the Company to a Subsidiary or from a Subsidiary to the Company, such Participant shall not be deemed to have ceased to be an Employee for purposes of the Plan.
12.5.    Beneficiary Designation. Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.
12.6.    Deferral; Dividend Equivalents. The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred consistent with the requirements of Section 409A of the Code. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.
13.    MISCELLANEOUS
13.1.    Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.
13.2.    Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.
13.3.    Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.
13.4.    Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
13.5.    Conditions on Awards. In the event that the employment of a Participant holding any unexercised Option or Stock Appreciation Right, any unearned Performance Award, any unvested or unearned shares of Restricted Stock, any unearned or unvested Restricted Stock Units or any unearned or unvested Other Share-Based Awards shall terminate with the consent of the Committee or by reason of Retirement or disability, the rights of such Participant to any such Award shall be subject to the conditions that until any such Option or Stock Appreciation Right is exercised, or any such Performance Award, share of Restricted Stock, Restricted Stock Units or Other Share-Based Award is vested or earned, the Participant shall (a) not engage, either directly or indirectly, in any manner or capacity as advisor, principal, agent, partner, officer, director, employee, member of any association or otherwise, in any business or activity which is at the time competitive with any business or activity conducted by the Company (b) not personally, or in conjunction with others, solicit or recruit current employees of Whirlpool or its subsidiaries to leave employment; (c) not in any way disparage the Company, its products and processes or any of its employees or vendors or customers; (d) protect the confidential information of the Company and its trade secrets; and (e) be available, unless the Participant shall have died, at reasonable times for consultations (which shall not require substantial time or effort) at the request of the Company's management with respect to phases of the business with which the Participant was actively connected during the Participant's employment, but such consultations shall not (except in the case of a Participant whose active service was outside of the United States) be required to be performed at any place or places outside of the United States of America or during usual vacation periods or periods of illness or other incapacity. In the event that the above conditions are not fulfilled, the Participant shall forfeit all rights to any unexercised Option or Stock Appreciation Right, Performance Award, shares of Restricted Stock, Restricted Stock Units or Other Share-Based Awards held as on the date of the breach of condition. In addition, any Participant may be required to repay the Company an Award, if (i) the Participant is terminated by or otherwise leaves employment with the Company within two years following the vesting date of the Award and such termination of employment arises out, is due to, or is in any way connected with any misconduct or violation of Company, (ii) the Participant becomes employed with a competitor within the two year period following termination, or for any other reason considered by the Committee in its sole discretion to be detrimental to the Company or its interests. Any determination by the Board of Directors of the Company which shall act upon the recommendation of the Chairman, that the Participant is, or has, engaged in such activity or breached an obligation to the Company as aforesaid shall be conclusive.
13.6.    Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that if, prior to the occurrence of a Change in Control of the Company, there is (i) an accounting restatement due to material noncompliance by the Company with any financial reporting requirement under the securities laws or (ii) the Company is otherwise required by applicable law or Company policy to recoup any portion of an Award otherwise paid or payable hereunder, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines that (i) based on the results of the restatement or (ii) due to inaccurate financial data used to determine the payment or vesting of an Award, a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.
13.7.    Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
13.8.    Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary (or as may be required by the terms of such plan).
13.9.    Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
13.10.    Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid by a court of competent jurisdiction, such unlawfulness or invalidity shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid, unenforceable or impermissible, and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.
13.11.    Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
13.12.    Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
13.13.    Governing Law; Jurisdiction. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant's address shown in the books and records of the Company or, in the case of the Company, at the Company's principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.
13.14.    Effective Date of Amendment and Restatement; Termination of Plan. This amendment and restatement of the Plan shall be effective on the date of its approval by the holders of the shares entitled to vote at a duly constituted meeting of the stockholders of the Company. This amendment and restatement of the Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event the Plan shall continue in effect without regard to this amendment and restatement. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Restatement Effective Date, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may an Incentive Stock Option be granted more than ten (10) years after the earlier of (i) the date of the adoption of the amendment and restatement of the Plan by the Board or (ii) the effective date of the amendment and restatement of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.
13.15.    Foreign Employees and Consultants. Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.
13.16.    Compliance with Section 409A of the Code. This Plan and the Awards issued hereunder are intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and the Plan and terms of Awards shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, unless otherwise expressly determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
13.17.    Listing, Registration and Legal Compliance. Each Award shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of such Award, or any Shares or other property subject thereto, upon any securities exchange or under any foreign, federal or state securities or other law or regulation, or the consent or approval of any governmental body or the taking of any other action to comply with or otherwise with respect to any such law or regulation, is necessary or desirable as a condition to or in connection with the granting of such Award or the issue, delivery or purchase of Shares or other property thereunder, no such Award may be exercised or paid in Shares or other property unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Committee. The holder of the Award will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in effecting or obtaining such listing, registration, qualification, consent, approval or other action. In the case of persons subject to Section 16 of the Exchange Act, the Committee may at any time impose any limitations upon the exercise, delivery or payment of any Award which, in the discretion of the Committee, are necessary or desirable in order to comply with Section 16 and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable or necessary because of foreign, federal or state legal or regulatory requirements to suspend the period during which Options or Stock Appreciation Rights may be exercised, the Committee may, in its discretion and without the holders' consent, so suspend such period but shall endeavor to provide at least

15 days prior written notice to the holders thereof prior to any such suspension if the Committee determines such notice is reasonably practicable.
13.18.    Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

WHIRLPOOL CORPORATION
Financial Supplement to
2012 Annual Report on Form 10-K
and 2013 Proxy Statement

FIVE-YEAR SELECTED FINANCIAL DATA

(Millions of dollars, except share and employee data)	2012	2011	2010	2009	2008
CONSOLIDATED OPERATIONS
Net sales	$18,143	$18,666	$18,366	$17,099	$18,907
Restructuring costs	237	136	74	126	149
Depreciation and amortization(1)	551	558	555	525	597
Operating profit	869	792	1,008	688	549
Earnings (loss) before income taxes and other items	558	(28)	586	293	246
Net earnings	425	408	650	354	447
Net earnings available to Whirlpool	401	390	619	328	418
Capital expenditures	476	608	593	541	547
Dividends	155	148	132	128	128
CONSOLIDATED FINANCIAL POSITION
Current assets	$6,827	$6,422	$7,315	$7,025	$6,044
Current liabilities	6,510	6,297	6,149	5,941	5,563
Accounts receivable, inventories and accounts payable, net	694	947	1,410	1,389	1,889
Property, net	3,034	3,102	3,134	3,117	2,985
Total assets	15,396	15,181	15,584	15,094	13,532
Long-term debt	1,944	2,129	2,195	2,502	2,002
Total debt (2)	2,461	2,491	2,509	2,903	2,597
Whirlpool stockholders’ equity	4,260	4,181	4,226	3,664	3,006
PER SHARE DATA
Basic net earnings available to Whirlpool	$5.14	$5.07	$8.12	$4.39	$5.57
Diluted net earnings available to Whirlpool	5.06	4.99	7.97	4.34	5.50
Dividends	2.00	1.93	1.72	1.72	1.72
Book value(3)	53.70	53.50	54.48	48.48	39.54
Closing Stock Price—NYSE	101.75	47.45	88.83	80.66	41.35
KEY RATIOS
Operating profit margin	4.8%	4.2%	5.5%	4.0%	2.9%
Pre-tax margin(4)	3.1%	(0.2)%	3.2%	1.7%	1.3%
Net margin(5)	2.2%	2.1%	3.4%	1.9%	2.2%
Return on average Whirlpool stockholders’ equity(6)	9.5%	9.3%	15.7%	9.8%	10.7%
Return on average total assets(7)	2.6%	2.5%	4.0%	2.3%	3.0%
Current assets to current liabilities	1.0	1.0	1.2	1.2	1.1
Total debt as a percent of invested capital(8)	36.0%	36.8%	36.7%	43.6%	46.0%
Price earnings ratio (9)	20.1	9.5	11.2	18.6	7.5
OTHER DATA
Common shares outstanding (in thousands):
Average number—on a diluted basis	79,337	78,143	77,628	75,584	76,019
Year-end common shares outstanding	78,407	76,451	76,030	74,704	73,536
Year-end number of stockholders	12,759	13,527	14,080	14,930	14,515
Year-end number of employees	68,000	68,000	71,000	67,000	70,000
Five-year annualized total return to stockholders(10)	7.6%	(8.1)%	3.8%	5.8%	(8.5)%

(1)	Depreciation method changed prospectively from a straight-line method to a modified units of production method in 2009.

(2)	Total debt includes notes payable and current and long-term debt.

(3)	Total Whirlpool stockholders’ equity divided by average number of shares on a diluted basis.

(4)	Earnings (loss) before income taxes, as a percent of net sales.

(5)	Net earnings available to Whirlpool, as a percent of net sales.

(6)	Net earnings available to Whirlpool, divided by average Whirlpool stockholders’ equity.

(7)	Net earnings available to Whirlpool, divided by average total assets.

(8)	Total debt divided by total debt and total stockholders’ equity.

(9)	Closing stock price divided by diluted net earnings available to Whirlpool.

(10)	Stock appreciation plus reinvested dividends, divided by share price at the beginning of the period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
This Management Discussion and Analysis should be read in connection with the Consolidated Financial Statements, Notes to the Consolidated Financial Statements and Selected Financial Data included in our Form 10-K. Certain references to particular information in the Notes to the Consolidated Financial Statements are made to assist readers.
ABOUT WHIRLPOOL
Whirlpool Corporation (“Whirlpool”) is the world’s leading manufacturer of major home appliances with revenues of approximately $18 billion and net earnings available to Whirlpool of $401 million in 2012. We are a leading producer of major home appliances in North America and Latin America and have a significant presence in markets throughout Europe and India. We have received worldwide recognition for accomplishments in a variety of business and social efforts, including leadership, diversity, innovative product design, business ethics, social responsibility and community involvement. We conduct our business through four reportable segments, which we define based on geography. Our reportable segments consist of North America, Latin America, EMEA (Europe, Middle East and Africa) and Asia. Our customer base includes large, sophisticated trade customers who have many choices and demand competitive products, services and prices. The major home appliance industry operates in an intensely competitive environment, reflecting the impact of both new and established global competitors, including Asian and European manufacturers.
The charts below summarize the balance of net sales by reportable segment for 2012, 2011 and 2010, respectively:

We monitor country-specific economic factors such as gross domestic product, unemployment, consumer confidence, retail trends, housing starts and completions, sales of existing homes and mortgage interest rates as key indicators of industry demand. In addition to profitability, we also focus on country, brand, product and channel sales when assessing and forecasting financial results.
Our leading portfolio of brands includes: Whirlpool, Maytag, KitchenAid, Brastemp and Consul, each of which have annual revenues in excess of $1 billion. Our global branded consumer products strategy is to introduce innovative new products, increase brand customer loyalty, expand our presence in foreign markets, enhance our trade management platform, improve total cost and quality by expanding and leveraging our global operating platform and, where appropriate, make strategic acquisitions and investments.
As we grow revenues in our core products, our strategy is to extend our business by offering products and services that are dependent on and related to our core business and expand into adjacent products, such as Gladiator GarageWorks, through stand-alone businesses that leverage our core competencies and business infrastructure.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

2012 OVERVIEW
Whirlpool delivered strong operating results while facing continued uncertainty across much of the world in 2012, including recessionary demand levels in developed countries, a slowdown in emerging markets, continued inflation in material costs and volatility in foreign currencies. Our success in this period of uncertain economic growth and consumer demand was driven by the aggressive actions announced during the fourth quarter 2011 to expand our operating margins and improve our earnings. These actions included implementation of our previously announced cost-based price increases, continued investment in new product innovation, execution of cost and capacity reductions and continued productivity improvements. Our execution on these items during 2012 has structurally improved our operating margin and positions us very well for further improvement as consumer confidence increases and demand returns.
Whirlpool’s ongoing focus on cost reductions, productivity improvements and investment in innovative new products continue to enable the company to adapt to changes in the macroeconomic environment and maintain our position as the global number one major home appliance maker.
RESULTS OF OPERATIONS
The following table summarizes the consolidated results of operations:

	December 31,
Consolidated	2012	Change	2011	Change	2010
Net sales	$18,143	(2.8)%	$18,666	1.6%	$18,366
Gross margin	2,893	12.3	2,577	(5.0)	2,714
Selling, general and administrative	1,757	(8.4)	1,621	(1.0)	1,604
Restructuring costs	237	nm	136	nm	74
Interest and sundry income (expense)	(112)	nm	(607)	nm	(197)
Interest expense	(199)	6.7	(213)	5.4	(225)
Income tax expense (benefit)	133	nm	(436)	nm	(64)
Net earnings available to Whirlpool	401	3.0	390	(37.0)	619
Diluted net earnings available to Whirlpool per share	$5.06	1.5%	$4.99	(37.5)%	$7.97
nm: not meaningful
Consolidated Net Sales
The following tables summarize units sold and consolidated net sales by operating segment:

	December 31,
In thousands	2012	Change	2011	Change	2010
Units Sold
North America	24,291	(5.0)%	25,575	(2.0)%	26,095
Latin America	12,637	6.8	11,830	1.4	11,661
EMEA	11,546	(6.4)	12,334	(0.1)	12,351
Asia	4,028	0.4	4,014	0.5	3,996
Consolidated	52,502	(2.3)%	53,753	(0.6)%	54,103

	December 31,
Millions of dollars	2012	Change	2011	Change	2010
Consolidated Net Sales
North America	$9,631	0.5%	$9,582	(2.1)%	$9,784
Latin America	4,950	(2.2)	5,062	7.8	4,694
EMEA	2,874	(13.1)	3,305	2.4	3,227
Asia	847	(3.8)	881	3.1	855
Other/eliminations	(159)	—	(164)	—	(194)
Consolidated	$18,143	(2.8)%	$18,666	1.6%	$18,366

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Consolidated net sales decreased 2.8% compared to 2011 primarily due to the unfavorable impact of foreign currency, lower BEFIEX credits recognized and lower unit shipments, which were largely offset by favorable pricing and mix. Excluding the impact of foreign currency and BEFIEX, consolidated net sales increased 2.9% compared to 2011. Consolidated net sales for 2011 increased 1.6% compared to 2010 primarily due to the favorable impact of foreign currency and higher BEFIEX credits recognized, partially offset by lower unit shipments. Excluding the impact of foreign currency and BEFIEX, consolidated net sales for 2011 decreased 0.6% compared to 2010.
We provide the percentage change in net sales, excluding the impact of foreign currency and BEFIEX credits, as a supplement to the change in net sales as determined by U.S. generally accepted accounting principles ("GAAP") to provide stockholders with a clearer basis to assess Whirlpool's results over time. This measure is considered a non-GAAP financial measure and is calculated by translating the current period net sales excluding BEFIEX, in functional currency, to U.S. dollars using the prior-year period's exchange rate compared to the prior-year period net sales excluding BEFIEX.
Significant regional trends were as follows:

•
North America net sales increased 0.5% compared to 2011 primarily due to favorable product price/mix, partially offset by a 5.0% decrease in units sold. North America net sales for 2011 decreased 2.1% compared to 2010 primarily due to a 2.0% decrease in units sold. Improvements in product price/mix began in the second half of 2011 and continued into 2012 as we began to realize the effects of pricing actions taken earlier in 2011. However, for the full year, net sales were slightly unfavorable to 2010 as a result of product price/mix. Foreign currency did not have a significant impact on North America net sales in 2012 or 2011.

•
Latin America net sales decreased 2.2% compared to 2011 primarily due to the unfavorable impact of foreign currency, and lower BEFIEX credits recognized, partially offset by an 6.8% increase in units sold and favorable product price/mix. Excluding the impact of foreign currency and BEFIEX credits, Latin America net sales increased 13.9% in 2012. Latin America net sales for 2011 increased 7.8% compared to 2010 primarily due to the favorable impact of foreign currency, improved product price/mix, higher BEFIEX credits recognized and a 1.4% increase in units sold. Excluding the impact of foreign currency and higher BEFIEX credits, Latin America net sales increased 3.0% in 2011.

The Brazilian government announced an Impostos sobre Produtos ("IPI") sales tax holiday on appliances beginning in December 2011. During this holiday, we monetized reduced amounts of BEFIEX export credits because the export credits are monetized through the offset of IPI taxes due. The sales tax holiday has been extended through January 31, 2013, with IPI tax rates increasing beginning in February 2013 and new long-term IPI rates effective July 1, 2013. We recognized approximately $37 million, $266 million and $225 million of export credits during 2012, 2011 and 2010, respectively. As of December 31, 2012, approximately $184 million of future cash monetization remained, including $56 million of related court awarded fees, which will be payable in subsequent years. For additional information regarding BEFIEX credits, see Note 11 of the Notes to the Consolidated Financial Statements.

•
EMEA net sales decreased 13.1% compared to 2011, primarily due to the unfavorable impact of foreign currency and a 6.4% decrease in units sold. Excluding the impact of foreign currency, net sales decreased 6.6%. EMEA net sales for 2011 increased 2.4% compared to 2010, primarily due to the favorable impact of foreign currency, partially offset by unfavorable product price/mix. Excluding the impact of foreign currency, net sales decreased 3.1%.

•
Asia net sales decreased 3.8% compared to 2011 primarily due to the unfavorable impact of foreign currency, partially offset by favorable product price/mix. Excluding the impact of foreign currency, Asia net sales increased 3.8%. Asia net sales for 2011 increased 3.1% compared to 2010, primarily due to improved product price/mix, the favorable impact of foreign currency and a 0.5% increase in units sold. Excluding the impact of foreign currency, Asia net sales increased 2.3%.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Gross Margin
The table below summarizes gross margin percentages by region:

	December 31,
Percentage of net sales	2012	Change		2011	Change		2010
North America	16.4%	5.1	pts	11.3%	(0.5)	pts	11.8%
Latin America	17.7	(2.3)		20.0	(1.2)		21.2
EMEA	9.7	(0.4)		10.1	(3.0)		13.1
Asia	17.9	1.4		16.5	(0.7)		17.2
Consolidated	15.9%	2.1	pts	13.8%	(1.0)	pts	14.8%
The consolidated gross margin percentage increased 2.1 points to 15.9% compared to 2011, primarily due to the favorable impacts from improved product price/mix, productivity and restructuring activities, partially offset by higher material costs and lower BEFIEX credits.

Significant regional trends were as follows:

•
North America gross margin reflects strong improvement compared to 2011 primarily due to the favorable impact from previously announced cost-based price increases and cost and capacity reduction initiatives, partially offset by higher material costs and a supplier recovery payment received in the prior year that did not recur in 2012. North America gross margin for 2011 decreased compared to 2010 primarily due to significant increases in material costs, partially offset by continued productivity improvements and the favorable impact from product price/mix. Gross margin also reflects the favorable impact from $78 million in lower product recall charges and a $61 million supplier recovery payment received in 2011, partially offset by $50 million in higher LIFO adjustments and $27 million in lower postretirement curtailment gains.

•
Latin America gross margin decreased compared to 2011 primarily due to $229 million in lower BEFIEX credits recognized due to the extension of the IPI sales tax holiday and higher material costs, partially offset by favorable product price/mix and continued productivity and cost reduction initiatives. During 2011, Latin America gross margin decreased compared to 2010 primarily due to higher material costs and the unfavorable impact of foreign currency, partially offset by cost reductions and $41 million in higher BEFIEX credits recognized.

•
EMEA gross margin decreased compared to 2011 primarily due to lower production levels related to the weak demand environment throughout Europe and higher material costs, which were partially offset by the favorable impact of product price/mix, productivity and benefits from restructuring initiatives. During 2011, EMEA gross margin decreased compared to 2010 primarily due to higher material costs and the unfavorable impact of product price/mix, partially offset by cost reductions and improved productivity.

•
Asia gross margin increased compared to 2011 primarily due to favorable product price/mix and productivity, partially offset by the unfavorable impacts of higher material costs and foreign currency. Asia gross margin during 2011 decreased compared to 2010 primarily due to higher material costs, partially offset by productivity improvements and cost reductions, improved product price/mix and the favorable impact of foreign currency.

Selling, General and Administrative
The following table summarizes selling, general and administrative expenses as a percentage of sales by region:

	December 31,
Millions of dollars	2012	As a % of Net Sales	2011	As a % of Net Sales	2010	As a % of Net Sales
North America	$707	7.3%	$658	6.9%	$662	6.8%
Latin America	400	8.1	370	7.3	329	7.0
EMEA	332	11.5	333	10.1	320	9.9
Asia	115	13.6	115	13.1	114	13.3
Corporate/other	203	—	145	—	179	—
Consolidated	$1,757	9.7%	$1,621	8.7%	$1,604	8.7%

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Consolidated selling, general and administrative expenses, as a percentage of sales, increased compared to 2011, primarily due to higher employee incentive compensation. Selling, general and administrative expenses as a percent of consolidated net sales in 2011 remained flat compared to 2010, with unfavorable foreign currency and increased brand investments offset by lower employee incentive compensation.
Restructuring
During the fourth quarter 2011, the Company committed to restructuring plans that will result in substantial cost and capacity reductions. We expect to incur up to $500 million of total costs beginning in the fourth quarter 2011 with substantial completion expected by the end of 2013.
We incurred total restructuring charges of $237 million, $136 million and $74 million during the years ended December 31, 2012, 2011 and 2010, respectively. We expect to incur approximately $250 million of future cash expenditures related to the 2011 Plan. Additional information about restructuring activities can be found in Note 10 of the Notes to the Consolidated Financial Statements.
Interest and Sundry Income (Expense)
Interest and sundry expense decreased $495 million compared to 2011 to $112 million, primarily driven by charges related to the prior year settlement of the Brazilian collection dispute and lower charges related to Embraco antitrust matters, partially offset by current year expense related to the conclusion of long-standing United States contract and patent resolutions. During 2011, interest and sundry expense increased $410 million compared to 2010 to $607 million, primarily driven by charges related to the settlement of the Brazilian collection dispute and Embraco antitrust matters of $528 million in 2011 compared to $146 million in 2010. In addition, 2011 reflects the unfavorable impact of foreign currency.
For additional information about the Brazilian collection dispute and Embraco antitrust matters, see Note 6 of the Notes to the Consolidated Financial Statements.
Interest Expense
Interest expense decreased $14 million compared to 2011 to $199 million. During 2011, interest expense decreased $12 million compared to 2010. For both periods the decrease was primarily due to lower interest rates, partially offset by higher average monthly debt levels.
Income Taxes
The income tax expense (benefit) was $133 million, ($436 million), and ($64 million ) in 2012, 2011 and 2010, respectively. The increase in tax expense in 2012 compared to 2011 is primarily due to higher pre-tax earnings and the expiration of the United States energy tax credit in 2012. The increase in tax benefit in 2011 compared to 2010 was primarily due to lower pre-tax earnings, higher United States energy tax credits and higher BEFIEX credits recognized.
The "American Taxpayer Relief Act of 2012" was signed on January 2, 2013 which reinstates the energy tax credit for 2012 and 2013 and will be recognized in 2013. As a result, during 2013 we expect to record a tax credit benefit related to 2012 and 2013 production in the combined amount of $120 million under the provisions of the Act related to the production of qualifying appliances. For additional information about our consolidated tax provision, see Note 11 of the Notes to the Consolidated Financial Statements.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

The following table summarizes the difference between income tax expense at the United States statutory rate of 35% and the income tax benefit at effective worldwide tax rates for the respective periods:

Millions of dollars	2012	2011	2010
Earnings (loss) before income taxes
United States	$113	$(240)	$(256)
Foreign	445	212	842
Earnings (loss) before income taxes	558	(28)	586
Income tax computed at United States statutory rate	195	(10)	205
U.S. government tax incentives, including Energy Tax Credits	—	(379)	(230)
Foreign government tax incentives, including BEFIEX	(38)	(100)	(103)
Foreign tax rate differential	(2)	(13)	(46)
U.S. foreign tax credits	(31)	(37)	(28)
Valuation allowances	(86)	11	(9)
Deductible interest on capital	—	—	(7)
State and local taxes, net of federal tax benefit	2	(4)	(2)
Foreign withholding taxes	12	10	12
Non-deductible government settlements	—	30	33
U.S. tax on foreign dividends and subpart F income	57	26	49
Settlement of global tax audits	18	10	56
Other items, net	6	20	6
Income tax computed at effective worldwide tax rates	$133	$(436)	$(64)
FORWARD-LOOKING PERSPECTIVE
We currently estimate earnings per diluted share and industry demand for 2013 to be within the following ranges:

	2013
Millions of dollars, except per share data	Current Outlook
Estimated earnings per diluted share, for the year ending December 31, 2013	$9.80	—	$10.30
Including:
BEFIEX credits	$0.81
Restructuring expense	$(1.75)
U.S. Energy Tax Credits[1]	$1.50

Industry demand
North America	2%	—	3%
Latin America	3%	—	5%
EMEA	0%	—	0%
Asia	3%	—	5%

[1]	2013 Outlook includes the expected impact of the U.S. Energy Tax Credits earned in 2012 and 2013. The benefit earned for both years will be recognized in 2013.
For the full-year 2013, we expect to generate free cash flow between $600 million and $650 million, including restructuring cash outlays of up to $245 million, capital spending of $600 million to $650 million and U.S. pension contributions of up to $140 million.
The table below reconciles projected 2013 cash provided by operations determined in accordance with GAAP to free cash flow, a non-GAAP measure. Management believes that free cash flow provides stockholders with a relevant measure of liquidity and a useful basis for assessing Whirlpool’s ability to fund its activities and obligations. There are limitations to using non-GAAP financial measures, including the difficulty associated with comparing companies that use similarly named non-GAAP measures whose calculations may differ from our calculations. We define free cash flow as cash provided by continuing operations after capital expenditures and proceeds from the sale of assets/businesses.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

	2013
Millions of dollars	Current Outlook
Cash provided by operating activities	$1,200	—	$1,300
Capital expenditures and proceeds from sale of assets/businesses	(600)	—	(650)
Free cash flow	$600	—	$650
The projections above are based on many estimates and are inherently subject to change based on future decisions made by management and the Board of Directors of Whirlpool, and significant economic, competitive and other uncertainties and contingencies.
FINANCIAL CONDITION AND LIQUIDITY
Our objective is to finance our business through operating cash flow and the appropriate mix of long-term and short-term debt. By diversifying the maturity structure, we avoid concentrations of debt, reducing liquidity risk. We have varying needs for short-term working capital financing as a result of the nature of our business. We regularly review our capital structure and liquidity priorities, which include funding the business through capital and engineering spending to support innovation and productivity initiatives, funding our pension plans and term debt liabilities, return to shareholders and potential acquisitions in our core business and/or strategic adjacent business opportunities. These priorities are aligned with our goal to return our credit ratings to pre-recession levels.
We have continued to operate under uncertain and volatile global economic conditions for most of 2012, experiencing higher material costs, recessionary demand levels in developed markets and slowing growth in certain emerging markets. We believe that operating cash flow, together with access to sufficient sources of liquidity, will be adequate to meet our ongoing requirements to fund our operations.
Our short term potential uses of liquidity include funding $600 million to $650 million of capital spending, $500 million of term debt maturing in March 2013, up to $245 million of restructuring activities and up to $140 million for our United States pension plans. At December 31, 2012 and 2011 we had no borrowings outstanding under credit facilities and we were in compliance with all financial covenant requirements.
We monitor the credit ratings and market indicators of credit risk of our lending, depository, and derivative counterparty banks regularly. In addition, we diversify our deposits and investments in short term cash equivalents to limit the concentration of exposure by counterparty.
We continue to monitor the general financial instability and uncertainty throughout Europe. At December 31, 2012, we had cash, cash equivalents and third-party receivables of approximately $160 million in Italy and $310 million in Belgium, which were the only countries in Europe with exposures for cash, cash equivalents and third party receivables greater than 1% of our consolidated assets. In addition, as of December 31, 2012, we had $106 million in outstanding trade and other receivables associated with Alno AG, a long-standing European customer. As previously announced, Alno is taking steps to strengthen their equity base and reduce their long-term debt. During the fourth quarter 2012, Alno issued 44 million additional shares, at a per share price of Euro 1.05, the proceeds of which were used to retire all of Alno's bank debt. Upon completion of the share issuance, we increased our ownership in Alno from 18.25% to 30.58%. While the share subscription is a significant step to improve Alno's financial condition, Alno's next step is to secure long-term financing in the first half of 2013. For additional information regarding Alno, see Note 3 in the Notes to the Consolidated Financial Statements.
As of December 31, 2012, we had $1.2 billion of cash and equivalents on hand, of which $0.8 billion was held outside of the United States. Our intent is to permanently reinvest these funds outside of the United States and our current plans do not demonstrate a need to repatriate these funds to fund our U.S. operations. However, if these funds were repatriated, then we would be required to accrue and pay applicable U.S. taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to various countries.
Sources and Uses of Cash
We met our cash needs during 2012 through cash flows from operations, cash and equivalents, and financing arrangements. Our cash and equivalents at December 31, 2012 increased $59 million compared to the same period in 2011. Significant drivers of changes in our cash and equivalents balance during 2012 are discussed below.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Cash Flow Summary

Millions of dollars	2012	2011	2010
Cash provided by (used in):
Operating activities	$696	$530	$1,078
Investing activities	(494)	(596)	(606)
Financing activities	(148)	(166)	(495)
Effect of exchange rate changes	5	(27)	11
Net increase (decrease) in cash and equivalents	$59	$(259)	$(12)
Cash Flows from Operating Activities
The increase in cash provided by operations during 2012 reflects strong cash earnings and working capital improvements, which were partially offset by approximately $400 million for legal settlements and $167 million to fund our United States qualified pension plans. The decrease in cash provided by operations during 2011 reflects a $301 million payment related to the settlement of the Brazilian collection dispute, funding of our United States qualified pension plans of $298 million and lower net earnings, partially offset by significant reductions in inventory.
The timing of cash flows from operations varies significantly within a quarter primarily due to changes in production levels, sales patterns, promotional programs, funding requirements as well as receivable and payment terms. Dependent on timing of cash flows, the location of cash balances, as well as the liquidity requirements of each country, external sources of funding are used to support working capital requirements throughout the year. Due to the variables discussed above, cash flow used in operations during the year may significantly exceed our quarter and year-end balances.
During the first quarter of 2011, the European Parliament approved a directive that changes existing laws regarding supplier payment terms. The approved directive generally requires payment terms to be 30 days from the invoice date unless otherwise stated in the contract. An extension of up to 60 days is allowed if both parties agree to the terms. Countries within the European Union are required to adopt this directive within 2 years. We continue to monitor this situation as these changes, once adopted, could negatively affect our cash flows to suppliers and from customers, since our payment terms to affected suppliers are generally longer than from affected customers.
We offer our suppliers access to third party payables processors. Independent of Whirlpool, the processors allow suppliers to sell their receivables to financial institutions at the discretion of only the supplier and the financial institution. We have no economic interest in the sale of these receivables and no direct financial relationship with the financial institutions concerning these services. All of our obligations, including amounts due, remain to our suppliers as stated in our supplier agreements. As of December 31, 2012 and 2011, approximately $1.2 billion and $1.0 billion, respectively, have been sold by suppliers to participating financial institutions.
Cash Flows from Investing Activities
Cash used in investing activities of $494 million during 2012 decreased $102 million from 2011, primarily driven by lower capital investment due to project timing and the completion of a significant investment in a new cooking facility in the United States during 2011. Cash used in investing activities during 2011 was $596 million, which was consistent with cash used during 2010, reflecting continued capital spending to support new products and innovation.
Cash Flows from Financing Activities
Cash used in financing activities during 2012 decreased compared to 2011, reflecting a net reduction in long-term debt levels, increased cash dividends and higher issuances of common stock associated with stock option exercises. Cash used in financing activities during 2011 totaled $166 million compared to $495 million in 2010. The decrease in cash used during 2011 compared to 2010 was primarily due to a significant reduction in long-term debt during 2010.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Financing Arrangements
We have a $1.725 billion committed credit facility maturing on June 28, 2016 which includes a $200 million letter of credit sub-facility. Borrowings under the credit facility are available to us and designated subsidiaries for general corporate purposes, including commercial paper support. Subsidiary borrowings under this facility, if any, are guaranteed by Whirlpool Corporation. Interest under the credit facility accrues at a variable annual rate based on LIBOR plus a margin or the prime rate plus a margin. The margin is dependent on our credit rating at that time. The credit facility requires us to meet certain leverage and interest coverage requirements. We will incur a commitment fee based on Whirlpool's credit rating for any unused portion of the credit facility. At December 31, 2012 and 2011, we had no borrowings outstanding under this credit agreement and are in compliance with all financial covenant requirements.
During 2012 we completed a debt offering comprised of $300 million aggregate principal amount of 4.70% notes due June 1, 2022. Proceeds from the issuance were used to partially repay $350 million in term debt that matured in May 2012. The notes contain customary covenants that limit our ability to incur certain liens or enter into certain sale and lease-back transactions. In addition, if we experience a specific kind of change of control, we are required to make an offer to purchase all of the notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest.
In 2011, we completed a debt offering comprised of $300 million aggregate principal amount of 4.85% notes due June 15, 2021. Proceeds from the issuance were used to repay $300 million in term debt that matured in June 2011. The notes contain customary covenants that limit our ability to incur certain liens or enter into certain sale and lease-back transactions. In addition, if we experience a specific kind of change of control, we are required to make an offer to purchase all of the notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest.
We have committed credit facilities in Brazil, which provide borrowings up to 880 million Brazilian reais (approximately $431 million as of December 31, 2012) and mature in 2014. The credit facilities contain no financial covenants and we had no borrowings outstanding under these credit facilities at December 31, 2012 and 2011.
For additional information about our financing arrangements, see Note 5 of the Notes to the Consolidated Financial Statements.
401(k) Defined Contribution Plan
During January 2012, we began contributing company stock to fund the company match and automatic company contributions, equal to up to 7% of employees' eligible pay, in our 401(k) defined contribution plan covering all U.S. employees. We contributed $49 million of company stock to our 401(k) defined contribution plan during 2012. We resumed funding the company match and automatic contribution in cash during the fourth quarter 2012.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

CONTRACTUAL OBLIGATIONS AND FORWARD-LOOKING CASH REQUIREMENTS
The following table summarizes our expected cash outflows resulting from financial contracts and commitments:

	Payments due by period
Millions of dollars	Total	2013	2014 & 2015	2016 & 2017	Thereafter
Long-term debt obligations(1)	$2,937	$641	$983	$588	$725
Operating lease obligations	831	194	285	187	165
Purchase obligations(2)	854	206	303	165	180
United States pension plans(3)	1,179	116	311	239	513
Foreign pension plans(4)	15	15	—	—	—
Other postretirement benefits(5)	391	53	90	83	165
Legal settlements(6)	99	36	63	—	—
Total(7)	$6,306	$1,261	$2,035	$1,262	$1,748

(1)
Interest payments related to long-term debt are included in the table above. For additional information about our financing arrangements, see Note 5 of the Notes to the Consolidated Financial Statements.

(2)	Purchase obligations include our “take-or-pay” contracts with materials vendors and minimum payment obligations to other suppliers.

(3)
Represents the minimum contributions required by law estimated based on current interest rates, asset return assumptions, legislative requirements and other actuarial assumptions at December 31, 2012. Management may elect to contribute amounts in addition to those required by law. See Note 12 of the Notes to the Consolidated Financial Statements for additional information.

(4)	Represents required contributions to our foreign funded pension plans only. See Note 12 of the Notes to the Consolidated Financial Statements for additional information.

(5)	Represents our portion of expected benefit payments under our retiree healthcare plans.

(6)	For additional information regarding legal settlements, see Note 6 of the Notes to the Consolidated Financial Statements.

(7)
The table does not include short-term credit facility and commercial paper borrowings. For additional information about short-term borrowings, see Note 5 of the Notes to the Consolidated Financial Statements.

OFF-BALANCE SHEET ARRANGEMENTS
We have guarantee arrangements in a Brazilian subsidiary. As a standard business practice in Brazil, the subsidiary guarantees customer lines of credit at commercial banks to support purchases following its normal credit policies. If a customer were to default on its line of credit with the bank, our subsidiary would be required to satisfy the obligation with the bank and the receivable would revert back to the subsidiary. As of December 31, 2012 and 2011, the guaranteed amounts totaled $449 million and $467 million, respectively. Our subsidiary insures against credit risk for these guarantees, under normal operating conditions, through policies purchased from high-quality underwriters. We had no losses associated with this guarantee in 2012 and 2011.
We have guaranteed a $50 million five year revolving credit facility between certain financial institutions and a not-for-profit entity in connection with a community and economic development project (“Harbor Shores”). The credit facility, which originated in 2008, was refinanced in December 2012 and we renewed our guarantee through 2017. The fair value of the guarantee was nominal.The purpose of Harbor Shores is to stimulate employment and growth in the areas of Benton Harbor and St. Joseph, Michigan. In the event of default, we must satisfy the guarantee of the credit facility up to the amount borrowed at the date of default.
In the ordinary course of business, we enter into agreements with financial institutions to issue bank guarantees, letters of credit and surety bonds. These agreements are primarily associated with unresolved tax matters in Brazil, as is customary under local regulations, and governmental obligations related to certain employee benefit arrangements. At December 31, 2012 we had approximately $600 million outstanding under these agreements.
CRITICAL ACCOUNTING POLICIES AND ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States (GAAP) requires management to make certain estimates and assumptions. We periodically evaluate these estimates and assumptions, which are based on historical experience, changes in the business environment and other factors that management believes to be reasonable under the circumstances. Actual results may differ materially from these estimates.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Pension and Other Postretirement Benefits
Accounting for pensions and other postretirement benefits involves estimating the costs of future benefits and attributing the cost over the employee’s expected period of employment. The determination of our obligation and expense for these costs requires the use of certain assumptions. Those assumptions include, the discount rate, expected long-term rate of return on plan assets and health care cost trend rates. These assumptions are subject to change based on interest rates on high quality bonds, stock and bond markets and medical cost inflation, respectively. Actual results that differ from our assumptions are accumulated and amortized over future periods and therefore, generally affect our recognized expense and accrued liability in such future periods. While we believe that our assumptions are appropriate given current economic conditions and actual experience, significant differences in results or significant changes in our assumptions may materially affect our pension and other postretirement benefit obligations and related future expense.
Our pension and other postretirement benefit obligations at December 31, 2012 and preliminary retirement benefit costs for 2013 were prepared using the assumptions that were determined at December 31, 2012. The following table summarizes the sensitivity of our December 31, 2012 retirement obligations and 2013 retirement benefit costs of our United States plans to changes in the key assumptions used to determine those results:

Estimated increase (decrease) in
Million of dollars	Percentage Change	2013 Expense	PBO/APBO* for 2012
United States Pension Plans
Discount rate	+/-.50%	$ 0/(1)	$ (244)/259
Expected long-term rate of return on plan assets	+/-.50%	(13)/13	—
Other Postretirement Benefit Plan
Discount rate	+/-.50%	2/(2)	(11)/12
Health care cost trend rate	+/-.50%	—	3/(3)

*	Projected benefit obligation (PBO) for pension plans and accumulated postretirement benefit obligation (APBO) for other postretirement benefit plan.
These sensitivities may not be appropriate to use for other years’ financial results. Furthermore, the impact of assumption changes outside of the ranges shown above may not be approximated by using the above results. For additional information about our pension and other postretirement benefit obligations, see Note 12 of the Notes to the Consolidated Financial Statements.
Income Taxes
We estimate our income taxes in each of the taxing jurisdictions in which we operate. This involves estimating actual current tax expense together with assessing any temporary differences resulting from the different treatment of certain items, such as the timing for recognizing expenses, for tax and accounting purposes. These differences may result in deferred tax assets or liabilities, which are included in our Consolidated Balance Sheets. We are required to assess the likelihood that deferred tax assets, which include net operating loss carryforwards, foreign tax credits and deductible temporary differences, are expected to be realizable in future years. Realization of our net operating loss and foreign tax credit deferred tax assets is supported by specific tax planning strategies and, where possible, considers projections of future profitability. If recovery is not more likely than not, we provide a valuation allowance based on estimates of future taxable income in the various taxing jurisdictions, and the amount of deferred taxes that are ultimately realizable. If future taxable income is lower than expected or if tax planning strategies are not available as anticipated, we may record additional valuation allowances through income tax expense in the period such determination is made. Likewise, if we determine that we are able to realize our deferred tax assets in the future in excess of net recorded amounts, an adjustment to the deferred tax asset will benefit income tax expense in the period such determination is made.
As of December 31, 2012 and 2011, we had total deferred tax assets of $3.1 billion and $2.8 billion, respectively, net of valuation allowances of $130 million and $208 million, respectively. Our income tax benefit or expense has fluctuated considerably over the last five years from a tax benefit of $(436) million to the current year tax expense of $133 million and has been influenced primarily by U.S. energy tax credits, audit settlements and adjustments, tax planning strategies, enacted legislation, and dispersion of global income. Future changes in the effective tax rate will be subject to several factors, including the reinstatement of the U.S. energy tax credit legislation in January 2013, remaining BEFIEX credits, business profitability, tax planning strategies, and enacted tax laws.
In addition, we operate within multiple taxing jurisdictions and are subject to audit in these jurisdictions. These audits can involve complex issues, which may require an extended period of time to resolve. For additional information about income taxes, see Notes 1 and 11 of the Notes to the Consolidated Financial Statements.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

BEFIEX Credits
In previous years, our Brazilian operations earned tax credits under the Brazilian government’s export incentive program (BEFIEX). These credits reduce Brazilian federal excise taxes on domestic sales, resulting in an increase in the operations’ recorded net sales. We recognize BEFIEX credits as they are monetized; however, future actions by the Brazilian government could limit our ability to monetize these export credits. For additional information regarding BEFIEX credits, see Note 11 of the Notes to the Consolidated Financial Statements.
Warranty Obligations
The estimation of warranty obligations is determined in the same period that revenue from the sale of the related products is recognized. The warranty obligation is based on historical experience and represents our best estimate of expected costs at the time products are sold. Warranty accruals are adjusted for known or anticipated warranty claims as new information becomes available. New product launches require a greater use of judgment in developing estimates until historical experience becomes available. Future events and circumstances could materially change our estimates and require adjustments to the warranty obligations. For additional information about warranty obligations, see Note 6 of the Notes to the Consolidated Financial Statements.

Goodwill and Intangibles
Certain business acquisitions have resulted in the recording of goodwill and trademark assets. Upon acquisition, the purchase price is first allocated to identifiable assets and liabilities, including trademark assets, based on estimated fair value, with any remaining purchase price recorded as goodwill. Most trademarks and goodwill are considered indefinite lived intangible assets and as such are not amortized. At December 31, 2012, we have goodwill of $1,727 million, mostly recorded within our North America reporting unit. There have been no changes to our reporting units or allocations of goodwill by reporting units. We have trademark assets in our North America and EMEA operating segments with a carrying value of $1,470 million and $51 million, respectively, as of December 31, 2012.
During 2012, we voluntarily changed the date of our annual impairment assessment for goodwill and other indefinite-lived intangible assets from November 30 to October 1. We determined that this change is preferable under the circumstances as the timing better aligns with the Company's annual and long-term business planning cycle and financial reporting process. The voluntary change in accounting principle was not made to delay, accelerate or avoid an impairment charge.
Goodwill Valuations
We evaluate goodwill using a qualitative assessment to determine whether it is more likely than not that the fair value of any reporting unit is less than its carrying amount. If we determine that the fair value of the reporting unit may be less than its carrying amount, we evaluate goodwill using a two-step impairment test. Otherwise, we conclude that no impairment is indicated and we do not perform the two-step impairment test.
In conducting a qualitative assessment, the Company analyzes a variety of events or factors that may influence the fair value of the reporting unit, including, but not limited to: the results of prior quantitative tests performed; changes in the carrying amount of the reporting unit; actual and projected operating results; relevant market data for both the company and its peer companies; industry outlooks; macroeconomic conditions; liquidity; changes in key personnel; and the Company's competitive position. Significant judgment is used to evaluate the totality of these events and factors to make the determination of whether it is more likely than not that the fair value of the reporting unit is less than its carrying value.
If the qualitative assessment concludes that the two-step impairment test is necessary, we first compare the book value of a reporting unit, including goodwill, with its fair value. The fair value is estimated based on a market approach and a discounted cash flow analysis, also known as the income approach, and is reconciled back to the current market capitalization for Whirlpool to ensure that the implied control premium is reasonable. If the book value of a reporting unit exceeds its fair value, we perform the second step to estimate an implied fair value of the reporting unit’s goodwill by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill (including any unrecognized intangible assets). The difference between the total fair value of the reporting unit and the fair value of all the assets and liabilities other than goodwill is the implied fair value of that goodwill. The amount of impairment loss is equal to the excess of the book value of the goodwill over the implied fair value of that goodwill.

Evaluating Goodwill - Results and Significant Assumptions
Based on the favorable results of the qualitative assessment conducted on October 1, 2012, there was no goodwill impairment charge recorded in 2012.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

For our North America reporting unit, where the majority of our goodwill is held, our qualitative assessment included a review of the events and factors outlined above. Significant weight was provided to the following factors, as we determined that these items have the most significant impact on the fair value of this reporting unit.

•
Operating profit margins improved from 4.2% in 2011 to 8.8% in 2012, driven primarily by successful execution of the cost and capacity reduction plans announced during the fourth quarter 2011 and previously announced cost-based price increases, as well as our continued ability to deliver innovative and consumer relevant products to the marketplace. The improvement in operating margins compared to the prior year assessment provides significant positive evidence for the qualitative assessment.

•
We experienced a 100 basis point decrease in the discount rate in 2012, resulting from a decline in both the risk free rate and our company specific risk premium as we have structurally improved our operating model through successful execution of our cost and capacity reductions and implementation of cost-based price increases. Based on prior year sensitivities, this decrease would increase the fair value of the reporting unit by approximately $1 billion, which provides significant positive evidence for the qualitative assessment.

The implied increases to the fair value of our North America reporting unit noted above are further supported by an increase in our overall market capitalization of approximately $2.5 billion, or 65%, as of October 1, 2012, compared to the prior year assessment. This increase was largely driven by the improved operating performance of the North America reporting unit.
Intangible Valuations
We evaluate certain indefinite-lived intangibles using a qualitative assessment to determine whether it is more likely than not that the fair value of the indefinite lived intangible asset is less than its carrying amount. If we determine that the fair value may be less than its carrying amount, the fair value of the trademark is estimated and compared to its carrying value to determine if an impairment exists. Otherwise, we conclude that no impairment is indicated and we do not perform the quantitative test.
When the qualitative assessment is not utilized and a quantitative test is performed, we estimate the fair value of these intangible assets using the relief-from-royalty method, which requires assumptions related to projected revenues from our annual long-range plan; assumed royalty rates that could be payable if we did not own the trademarks; and a discount rate based on our weighted average cost of capital. We recognize an impairment loss when the estimated fair value of the indefinite-lived intangible asset is less than its carrying value.

Evaluating Trademarks - Results and Significant Assumptions
We performed a qualitative assessment for two trademarks, with a combined carrying value of approximately $30 million. Our prior year quantitative test indicated that the fair value for each trademark exceeded its respective carrying value by more than 200%. Based on the qualitative assessment conducted on October 1, 2012, we concluded that it was more likely than not that the fair value of these two trademarks was greater than their respective carrying values, therefore no impairment was recorded.
We performed a quantitative test for our remaining trademarks. Based on the results of our test as of October 1, 2012, we determined that no impairment existed for our trademarks, with the exception of one European trademark with a pre-impairment carrying value of $14 million. We recognized a $4 million impairment charge on this trademark within selling, general and administrative expense during the fourth quarter 2012.
In performing the quantitative test, significant assumptions used in our relief from royalty model as of October 1, 2012 included revenue growth rates, assumed royalty rates and the discount rate, which are discussed further below.

•
Revenue growth rates relate to projected revenues from our annual long range plan and vary from brand to brand. Adverse changes in the operating environment for the appliance industry or our inability to grow revenues at the forecasted rates may result in a future impairment charge. We performed a sensitivity analysis on our estimated fair value noting that a 10% reduction of forecasted revenues would result in an impairment of approximately $95 million.

•
In determining royalty rates for the valuation of our trademarks, we considered factors that affect the intrinsic royalty rates that would hypothetically be paid for the use of the trademark. The most significant factors in determining the intrinsic royalty rates include the overall role and importance of the trademarks in the particular industry, the profitability of the products utilizing the trademarks, and the position of the trademarked products in a given market segment. Based on this analysis, we determined royalty rates of 2-3% for our value brands, 4% for our mass market brands and 6% for our super premium brand. We performed a sensitivity analysis on our estimated fair value noting that a 100 basis point reduction of the royalty rates for each brand would result in an impairment of approximately $290 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

•
In developing discount rates for the valuation of our trademarks, we used the industry average weighted average cost of capital as the base, adjusted for the higher relative level of risks associated with doing business in other countries, as applicable, as well as the higher relative levels of risks associated with intangible assets. Based on this analysis, we determined discount rates ranging from 9.5% to 13.0%. We performed a sensitivity analysis on our estimated fair value noting that an increase in the discount rates used for the valuation of 100 basis points would result in an impairment of approximately $125 million.

Many of the factors used in assessing fair value are outside the control of management and it is reasonably likely that assumptions and estimates can change in future periods. These changes can result in future impairments.
For additional information about goodwill and intangible valuations, see Note 2 of the Notes to the Consolidated Financial Statements.
ISSUED BUT NOT YET EFFECTIVE ACCOUNTING PRONOUNCEMENTS
Issued but not yet effective accounting pronouncements are not expected to have a material effect on our consolidated financial statements.
MARKET RISK
We have in place an enterprise risk management process that involves systematic risk identification and mitigation covering the categories of enterprise, strategic, financial, operation and compliance and reporting risk. The enterprise risk management process receives Board of Directors and Management oversight, drives risk mitigation decision-making and is fully integrated into our internal audit planning and execution cycle.

We are exposed to market risk from changes in foreign currency exchange rates, domestic and foreign interest rates, and commodity prices, which can affect our operating results and overall financial condition. We manage exposure to these risks through our operating and financing activities and, when deemed appropriate, through the use of derivatives. Derivatives are viewed as risk management tools and are not used for speculation or for trading purposes. Derivatives are generally contracted with a diversified group of investment grade counterparties to reduce exposure to nonperformance on such instruments.
We use foreign currency forward contracts, currency options and currency swaps to hedge the price risk associated with firmly committed and forecasted cross-border payments and receipts related to ongoing business and operational financing activities. Foreign currency contracts are sensitive to changes in foreign currency exchange rates. At December 31, 2012, a 10% favorable or unfavorable exchange rate movement in each currency in our portfolio of foreign currency contracts would have resulted in an incremental unrealized gain or loss of approximately $215 million. Consistent with the use of these contracts to neutralize the effect of exchange rate fluctuations, such unrealized losses or gains would be offset by corresponding gains or losses, respectively, in the re-measurement of the underlying exposures.
We enter into commodity swap contracts to hedge the price risk associated with firmly committed and forecasted commodities purchases, the prices of which are not fixed directly through supply contracts. As of December 31, 2012, a 10% favorable or unfavorable shift in commodity prices would have resulted in an incremental gain or loss of approximately $35 million, respectively, related to these contracts.
OTHER MATTERS
Embraco Antitrust Matters
Beginning in February 2009, our compressor business headquartered in Brazil ("Embraco") was notified of investigations of the global compressor industry by government authorities in various jurisdictions. In 2012, Embraco sales represented approximately 8% of our global net sales.
Government authorities in Brazil, Europe, the United States, and other jurisdictions have entered into agreements with Embraco and concluded their investigations of the Company. In connection with these agreements, Embraco has acknowledged violations of antitrust law with respect to the sale of compressors at various times from 2004 through 2007 and agreed to pay fines or settlement payments.
Since the government investigations commenced in February 2009, Embraco has been named as a defendant in related antitrust lawsuits in various jurisdictions seeking damages in connection with the pricing of compressors from 1996 to 2009. Several other compressor manufacturers who are the subject of the government investigations have also been named as defendants in the antitrust lawsuits. United States federal lawsuits instituted on behalf of purported "direct" and "indirect" purchasers and containing class action allegations have been combined in one proceeding in the United States District Court for the Eastern District of Michigan ("Michigan Lawsuit"). Other lawsuits are also pending and additional lawsuits may be filed by purported purchasers.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

On February 12, 2013, Embraco entered into a settlement agreement with plaintiffs representing a proposed settlement class of direct purchasers of compressors in the Michigan Lawsuit. The settlement agreement, which is subject to court approval, provides for, among other things, the payment by Embraco of up to $30 million in exchange for a release by all settlement class members. The settlement agreement does not cover any claims by direct purchasers that opt out of the proposed settlement class and the settlement amount will be reduced if there are opt-outs. The settlement agreement does not cover claims by “indirect purchaser” plaintiffs in the Michigan Lawsuit, which remain pending.
In connection with these agreements and other Embraco antitrust matters, we have incurred, in the aggregate, charges of approximately $357 million, including fines, defense costs and other expenses. These charges have been recorded within interest and sundry income (expense). At December 31, 2012, $111 million remains accrued, with installment payments of $73 million, plus interest, remaining to be made to government authorities at various times through 2015.
We continue to work toward resolution of ongoing government actions in other jurisdictions, to defend the related antitrust lawsuits and to take other steps to minimize our potential exposure. The final outcome and impact of these matters, and any related claims and investigations that may be brought in the future are subject to many variables, and cannot be predicted. We establish accruals only for those matters where we determine that a loss is probable and the amount of loss can be reasonably estimated. While it is currently not possible to reasonably estimate the aggregate amount of costs which we may incur in connection with these matters, such costs could have a material adverse effect on our financial position, liquidity, or results of operations.
Brazilian Collection Dispute
We reached an agreement in June 2011 to settle all claims arising from our long-standing dispute in Brazil with Banco Safra S.A. Such settlement was subsequently approved by a Brazilian court in July 2011. Pursuant to the settlement, our subsidiary agreed to pay Banco Safra S.A. 959 million Brazilian reais, in two installments, the first of 469 million reais (equivalent to $301 million) was made in July 2011, and the second of 490 million reais (equivalent to $275 million) was made during January 2012.
BEFIEX Credits
In previous years, our Brazilian operations earned tax credits under the Brazilian government’s export incentive program (BEFIEX). These credits reduced Brazilian federal excise taxes on domestic sales, resulting in an increase in the operations’ recorded net sales. After a favorable court decision in 2005, upheld by a December 2011 appellate court decision, we were able to recognize approximately $37 million, $266 million and $225 million of export credits in 2012, 2011 and 2010, respectively. We recognize export credits as they are monetized; however, future actions by the Brazilian government could limit our ability to monetize these export credits. As of December 31, 2012, approximately $184 million of future cash monetization remained, including $56 million of related court awarded fees, which will be payable in subsequent years.
Our Brazilian operations have received governmental assessments related to claims for income and social contribution taxes associated with BEFIEX credits monetized from 2000 through 2002 and 2007 through 2011. We do not believe BEFIEX export credits are subject to income or social contribution taxes. We are disputing these tax matters in various courts and intend to vigorously defend our positions. We have not provided for income or social contribution taxes on these export credits, and based on the opinions of tax and legal advisors, we have not accrued any amount related to these assessments as of December 31, 2012. As of December 31, 2012, the total amount of outstanding tax assessments for income and social contribution taxes relating to the BEFIEX credits, including interest and penalties, is approximately 1.2 billion Brazilian reais (equivalent to $590 million).
Litigation is inherently unpredictable and the conclusion of these matters may take many years to ultimately resolve, during which time the amounts related to these assessments will continue to be increased by monetary adjustments at the Selic rate, which is the benchmark rate set by the Brazilian Central Bank. Accordingly, it is possible that an unfavorable outcome in these proceedings could have a material adverse effect on our financial position, liquidity, or results of operations in any particular reporting period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

Brazil Tax Matters (Previously Operating Tax Matter)
Relying on existing Brazilian legal precedent, in 2003 and 2004, we recognized tax credits in an aggregate amount of $26 million, adjusted for currency, on the purchase of raw materials used in production (“IPI tax credits”). The Brazilian tax authority subsequently challenged the recording of IPI tax credits. No credits have been recognized since 2004. In 2009, we entered into a special Brazilian government program which provided extended payment terms and reduced penalties and interest to encourage tax payers to resolve this and certain other disputed tax credit amounts. As permitted by the program, we elected to settle certain debts through the use of other existing tax credits and recorded charges of approximately $34 million in 2009 associated with these matters. In July 2012, the Brazilian revenue authority notified us that a portion of our proposed settlement was rejected and we received a tax assessment of 178 million Brazilian reais (equivalent to $87 million) in January 2013, reflecting the original assessment, plus interest and penalties. We are disputing this assessment and we intend to vigorously defend our position. Based on our analysis of the facts, including the opinion of our legal advisors, we did not record additional charges related to these matters in 2012.
We are currently disputing other assessments issued by the Brazilian tax authorities related to non-income and income tax matters. These matters are at various stages of review in numerous administrative and judicial proceedings. We routinely assess these matters and record our best estimate of loss in situations where we assess the likelihood of an ultimate loss to be probable. We believe these assessments are without merit and are vigorously defending our positions, however, each of these matters may take several years to resolve and the outcome of litigation is inherently unpredictable.
Other Litigation
We are currently defending against numerous lawsuits pending in federal and state courts in the United States and various jurisdictions in Canada relating to certain of our front load washing machines. Some of these lawsuits have been certified for treatment as class actions. The complaints in these lawsuits generally allege violations of state consumer fraud acts, unjust enrichment, and breach of warranty. The complaints generally seek unspecified compensatory, consequential and punitive damages. We believe these suits are without merit and are vigorously defending them. Given the preliminary stage of these proceedings, the Company cannot reasonably estimate a possible range of loss, if any, at this time. The resolution of one or more of these matters could have a material adverse effect on our Consolidated Financial Statements.

In addition, we are currently defending a number of other lawsuits in federal and state courts in the United States related to the manufacturing and sale of our products which include class action allegations. These lawsuits allege claims which include breach of contract, breach of warranty, product defect, fraud, violation of federal and state consumer protection acts and negligence. We do not have insurance coverage for class action lawsuits. We are also involved in various other legal actions arising in the normal course of business, for which insurance coverage may or may not be available depending on the nature of the action. We dispute the merits of these suits and actions, and intend to vigorously defend them. Management believes, based upon its current knowledge, after taking into consideration legal counsel's evaluation of such suits and actions, and after taking into account current litigation accruals, that the outcome of these matters currently pending against Whirlpool should not have a material adverse effect, if any, on our Consolidated Financial Statements.
Antidumping Actions
In March 2011, we filed antidumping and countervailing duty petitions against bottom-mount refrigerators from South Korea and an antidumping petition against the same product from Mexico. The Whirlpool products affected by this case are made in Amana, Iowa, where Whirlpool employs approximately 2,200 people. In March 2012, the U.S. Department of Commerce ("DOC") issued favorable final determinations in which it found that several Korean and Mexican producers had engaged in dumping and that certain Korean producers received countervailable government subsidies. In April 2012, the U.S. International Trade Commission ("ITC") reached an unfavorable final determination that dumped and subsidized imports were not a cause of material injury to domestic producers, and therefore trade remedies were not imposed on the subject imports. We disagree with the ITC's decision and we have filed an appeal with the U.S. Court of International Trade. Timing of the ultimate resolution depends on many factors and is, therefore, uncertain.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

In December 2011, we filed petitions requesting that the DOC and the ITC initiate antidumping and countervailing duty investigations against large residential washers from South Korea, and an antidumping investigation against the same products from Mexico. The Whirlpool products affected by this case are made in Clyde, Ohio, where Whirlpool employs approximately 3,500 people. In December 2012, the DOC issued a final determination in which it found that several Korean and Mexican producers had engaged in dumping and that certain Korean producers received countervailable government subsidies. In January 2013, the ITC unanimously determined that dumped and subsidized imports caused material injury to domestic producers. Final orders are expected to be issued by the DOC in February 2013. As a result, certain Korean and Mexican producers are required to pay cash deposits on large residential washers imported into the United States based on the estimated dumping and countervailing duty margins determined by the DOC in the investigation. The ultimate amount of dumping and countervailing duties owed by importers will be determined by the DOC through administrative review procedures over the next several years.
Conflict Minerals
In August 2012, the SEC issued final rules requiring disclosure of the use of conflict minerals (tantalum, tin, tungsten and gold) originating in the Democratic Republic of Congo and adjoining countries. We are currently analyzing whether conflict minerals are necessary to the functionality or production of our products and if so, the most efficient and effective means of complying with the due diligence and reporting requirements of the rules. The first disclosure reporting period is for the 2013 calendar year, with a final report to be filed no later than May 31, 2014.
FORWARD-LOOKING STATEMENTS
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by us or on our behalf. Certain statements contained in this annual report, including those within the forward-looking perspective section within this Management's Discussion and Analysis, and other written and oral statements made from time to time by us or on our behalf do not relate strictly to historical or current facts and may contain forward-looking statements that reflect our current views with respect to future events and financial performance. As such, they are considered “forward-looking statements” which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as “may,” “could,” “will,” “should,” “possible,” “plan,” “predict,” “forecast,” “potential,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “may impact,” “on track,” and similar words or expressions. Our forward-looking statements generally relate to our growth strategies, financial results, product development, and sales efforts. These forward-looking statements should be considered with the understanding that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.
This document contains forward-looking statements about Whirlpool Corporation and its consolidated subsidiaries (“Whirlpool”) that speak only as of this date. Whirlpool disclaims any obligation to update these statements. Forward-looking statements in this document may include, but are not limited to, statements regarding expected earnings per share, cash flow, productivity and material and oil-related prices. Many risks, contingencies and uncertainties could cause actual results to differ materially from Whirlpool's forward-looking statements. Among these factors are: (1) intense competition in the home appliance industry reflecting the impact of both new and established global competitors, including Asian and European manufacturers; (2) Whirlpool's ability to continue its relationship with significant trade customers and the ability of these trade customers to maintain or increase market share; (3) changes in economic conditions which affect demand for our products, including the strength of the building industry and the level of interest rates; (4) inventory and other asset risk; (5)  risks related to our international operations, including changes in foreign regulations, regulatory compliance and disruptions arising from natural disasters or terrorist attacks; (6) the uncertain global economy; (7) the ability of Whirlpool to achieve its business plans, productivity improvements, cost control, price increases, leveraging of its global operating platform, and acceleration of the rate of innovation; (8) Whirlpool's ability to maintain its reputation and brand image; (9) fluctuations in the cost of key materials (including steel, oil, plastic, resins, copper and aluminum) and components and the ability of Whirlpool to offset cost increases; (10) litigation, tax, and legal compliance risk and costs, especially costs which may be materially different from the amount we expect to incur or have accrued for; (11)  product liability and product recall costs; (12) the effects and costs of governmental investigations or related actions by third parties; (13) Whirlpool's ability to obtain and protect intellectual property rights; (14)  the ability of suppliers of critical parts, components and manufacturing equipment to deliver sufficient quantities to Whirlpool in a timely and cost-effective manner;  (15) health care cost trends, regulatory changes and variations between results and estimates that could increase future funding obligations for pension and post retirement benefit plans;  (16) information technology system failures and data security breaches; (17) the impact of labor relations; (18) our ability to attract, develop and retain executives and other qualified employees; (19) changes in the legal and regulatory environment including environmental and health and safety regulations; and (20) the ability of Whirlpool to manage foreign currency fluctuations.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS - (CONTINUED)

We undertake no obligation to update any forward-looking statement, and investors are advised to review disclosures in our filings with the Securities and Exchange Commission. It is not possible to foresee or identify all factors that could cause actual results to differ from expected or historic results. Therefore, investors should not consider the foregoing factors to be an exhaustive statement of all risks, uncertainties, or factors that could potentially cause actual results to differ from forward-looking statements.
Additional information concerning these and other factors can be found in “Risk Factors” in Item 1A of this report.

WHIRLPOOL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
Year Ended December 31,
(Millions of dollars, except per share data)

	2012	2011	2010
Net sales	$18,143	$18,666	$18,366
Expenses
Cost of products sold	15,250	16,089	15,652
Gross margin	2,893	2,577	2,714
Selling, general and administrative	1,757	1,621	1,604
Intangible amortization	30	28	28
Restructuring costs	237	136	74
Operating profit	869	792	1,008
Other income (expense)
Interest and sundry income (expense)	(112)	(607)	(197)
Interest expense	(199)	(213)	(225)
Earnings (loss) before income taxes	558	(28)	586
Income tax expense (benefit)	133	(436)	(64)
Net earnings	425	408	650
Less: Net earnings available to noncontrolling interests	24	18	31
Net earnings available to Whirlpool	$401	$390	$619
Per share of common stock
Basic net earnings available to Whirlpool	$5.14	$5.07	$8.12
Diluted net earnings available to Whirlpool	$5.06	$4.99	$7.97
Dividends	$2.00	$1.93	$1.72
Weighted-average shares outstanding (in millions)
Basic	78.1	76.8	76.2
Diluted	79.3	78.1	77.6

The accompanying notes are an integral part of these Consolidated Financial Statements

WHIRLPOOL CORPORATION
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Year Ended December 31,
(Millions of dollars)

	2012	2011	2010
Net earnings	$425	$408	$650

Other comprehensive loss, before tax:
Foreign currency translation adjustments	(36)	(86)	(59)
Derivative instruments:
Net gain (loss) arising during period	(17)	(62)	70
Less: reclassification adjustment for gain (loss) included in net earnings	(25)	80	47
Derivative instruments, net	8	(142)	23
Marketable securities:
Net gain (loss) arising during period	2	(13)	(10)
Less: reclassification adjustment for gain (loss) included in net earnings	(7)	(9)	—
Marketable securities, net	9	(4)	(10)
Defined benefit pension and postretirement plans:
Prior service credit arising during period	2	148	41
Net gain (loss) arising during period	(384)	(283)	44
Less: amortization of prior service credit and actuarial loss	38	42	61
Defined benefit pension and postretirement plans, net:	(420)	(177)	24
Other comprehensive loss, before tax	(439)	(409)	(22)
Income tax benefit related to items of other comprehensive loss	130	71	—
Other comprehensive loss, net of tax	(309)	(338)	(22)

Comprehensive income	116	70	628
Less: comprehensive income, available to noncontrolling interests	20	13	34
Comprehensive income available to Whirlpool	$96	$57	$594

The accompanying notes are an integral part of these Consolidated Financial Statements

WHIRLPOOL CORPORATION
CONSOLIDATED BALANCE SHEETS
At December 31,
(Millions of dollars, except share data)

	2012	2011
Assets
Current assets
Cash and equivalents	$1,168	$1,109
Accounts receivable, net of allowance of $60 and $61, respectively	2,038	2,105
Inventories	2,354	2,354
Deferred income taxes	558	248
Prepaid and other current assets	709	606
Total current assets	6,827	6,422
Property, net of accumulated depreciation of $6,070 and $6,146, respectively	3,034	3,102
Goodwill	1,727	1,727
Other intangibles, net of accumulated amortization of $211 and $177, respectively	1,722	1,757
Deferred income taxes	1,832	1,893
Other noncurrent assets	254	280
Total assets	$15,396	$15,181
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$3,698	$3,512
Accrued expenses	692	951
Accrued advertising and promotions	419	429
Employee compensation	520	365
Notes payable	7	1
Current maturities of long-term debt	510	361
Other current liabilities	664	678
Total current liabilities	6,510	6,297
Noncurrent liabilities
Long-term debt	1,944	2,129
Pension benefits	1,636	1,487
Postretirement benefits	422	430
Other noncurrent liabilities	517	558
Total noncurrent liabilities	4,519	4,604
Stockholders’ equity
Common stock, $1 par value, 250 million shares authorized, 108 million and 106 million shares issued and 79 million and 76 million shares outstanding, respectively	108	106
Additional paid-in capital	2,313	2,201
Retained earnings	5,147	4,922
Accumulated other comprehensive loss	(1,531)	(1,226)
Treasury stock, 29 million and 30 million shares, respectively	(1,777)	(1,822)
Total Whirlpool stockholders’ equity	4,260	4,181
Noncontrolling interests	107	99
Total stockholders’ equity	4,367	4,280
Total liabilities and stockholders’ equity	$15,396	$15,181
The accompanying notes are an integral part of these Consolidated Financial Statements

WHIRLPOOL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
Year Ended December 31,
(Millions of dollars)

	2012	2011	2010
Operating activities
Net earnings	$425	$408	$650
Adjustments to reconcile net earnings to cash provided by operating activities:
Depreciation and amortization	551	558	555
Curtailment gain	(52)	(35)	(62)
Increase (decrease) in LIFO inventory reserve	(13)	54	4
Brazilian collection dispute	(275)	144	63
Changes in assets and liabilities:
Accounts receivable	47	(15)	187
Inventories	(7)	283	(595)
Accounts payable	240	25	341
Accrued advertising and promotions	(13)	14	(47)
Product recall	—	(15)	13
Taxes deferred and payable, net	(68)	(573)	(94)
Accrued pension and postretirement benefits	(227)	(349)	(111)
Employee compensation	249	(59)	(6)
Other	(161)	90	180
Cash provided by operating activities	696	530	1,078
Investing activities
Capital expenditures	(476)	(608)	(593)
Proceeds from sale of assets	10	23	17
Investment in related businesses	(28)	(7)	(18)
Proceeds from sale of brand	—	—	15
Acquisition of brand	—	—	(27)
Other	—	(4)	—
Cash used in investing activities	(494)	(596)	(606)
Financing activities
Repayments of long-term debt	(361)	(313)	(379)
Proceeds from borrowings of long-term debt	322	300	2
Net proceeds (repayments) from short-term borrowings	6	(2)	(20)
Dividends paid	(155)	(148)	(132)
Common stock issued	43	14	72
Purchase of noncontrolling interest shares	—	—	(12)
Other	(3)	(17)	(26)
Cash used in financing activities	(148)	(166)	(495)
Effect of exchange rate changes on cash and equivalents	5	(27)	11
Increase (decrease) in cash and equivalents	59	(259)	(12)
Cash and equivalents at beginning of year	1,109	1,368	1,380
Cash and equivalents at end of year	$1,168	$1,109	$1,368
Supplemental disclosure of cash flow information
Cash paid for interest	$197	$208	$218
Cash paid for income taxes	$177	$136	$31

The accompanying notes are an integral part of these Consolidated Financial Statements

WHIRLPOOL CORPORATION
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
Year ended December 31,
(Millions of dollars)

		Whirlpool Stockholders’ Equity
	Total	Retained Earnings	Accumulated Other Comprehensive (Loss)	Treasury Stock/ Additional Paid- in-Capital	Common Stock	Non- Controlling Interests
Balances, December 31, 2009	$3,760	$4,193	$(868)	$234	$105	$96
Comprehensive income
Net earnings	650	619	—	—	—	31
Other comprehensive income (loss)	(22)	—	(25)	—	—	3
Comprehensive income	628
Purchase of noncontrolling interest	(12)	—	—	(3)	—	(9)
Stock issued	103	—	—	102	1	—
Dividends declared	(159)	(132)	—	—	—	(27)
Balances, December 31, 2010	4,320	4,680	(893)	333	106	94
Comprehensive income
Net earnings	408	390	—	—	—	18
Other comprehensive loss	(338)	—	(333)	—	—	(5)
Comprehensive income	70
Stock issued	46	—	—	46	—	—
Dividends declared	(156)	(148)	—	—	—	(8)
Balances, December 31, 2011	4,280	4,922	(1,226)	379	106	99
Comprehensive income
Net earnings	425	401	—	—	—	24
Other comprehensive loss	(309)	—	(305)	—	—	(4)
Comprehensive income	116
Cumulative adjustment, equity method investment	(18)	(18)	—	—	—	—
Stock issued	159	—	—	157	2	—
Dividends declared	(170)	(158)	—	—	—	(12)
Balances, December 31, 2012	$4,367	$5,147	$(1,531)	$536	$108	$107
The accompanying notes are an integral part of these Consolidated Financial Statements

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(1)    SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
General Information
Whirlpool Corporation, a Delaware corporation, is the world's leading manufacturer and marketer of major home appliances. We manufacture appliances in 11 countries and market products in nearly every country around the world under brand names such as Whirlpool, Maytag, KitchenAid, Jenn-Air, Amana, Bauknecht, Brastemp and Consul. Whirlpool has four geographic segments, which consist of North America, Latin America, EMEA (Europe, Middle East and Africa) and Asia. Our Consolidated Financial Statements include all majority-owned subsidiaries. All intercompany transactions have been eliminated upon consolidation.
Reclassifications
We reclassified certain prior period amounts in our Consolidated Financial Statements to be consistent with current period presentation. The effect of these reclassifications is not material.
Use of Estimates
We are required to make estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results could differ materially from those estimates.
Revenue Recognition
Sales are recorded when title passes to the customer as determined by the shipping terms. For the majority of our sales, title is transferred to the customer as soon as products are shipped. For a portion of our sales, title is transferred to the customer upon receipt of products at the customer’s location. Allowances for estimated returns are made on sales of certain products based on historical return rates for the products involved.
Accounts Receivable and Allowance for Doubtful Accounts
We carry accounts receivable at sales value less an allowance for doubtful accounts. We periodically evaluate accounts receivable and establish an allowance for doubtful accounts based on a combination of specific customer circumstances, credit conditions and the history of write-offs and collections. We evaluate items on an individual basis when determining accounts receivable write-offs. In general, our policy is to not charge interest on trade receivables after the invoice becomes past due. A receivable is considered past due if payment has not been received within agreed upon invoice terms.
Freight and Warehousing Costs
We classify freight and warehousing costs within cost of products sold in our Consolidated Statements of Income.
Cash and Equivalents
All highly liquid debt instruments purchased with an initial maturity of three months or less are considered cash equivalents.
Fair Value Measurements
We measure fair value based on an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, a three-tiered fair value hierarchy is established, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets that are observable, either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions. We had no Level 3 assets or liabilities at December 31, 2012 and 2011.
We measured fair value for money market funds and available for sale investments using quoted market prices in active markets for identical or comparable assets. We measured fair value for derivative contracts, all of which have counterparties with high credit ratings, based on model driven valuations using significant inputs derived from observable market data.
Inventories
Inventories are stated at first-in, first-out (“FIFO”) cost, except United States production inventories, which are stated at last-in, first-out (“LIFO”) cost, and Latin America and Asia inventories, which are stated at average cost. Costs do not exceed net realizable values. See Note 4 for additional information about inventories.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Property
Property is stated at cost, net of accumulated depreciation. For production machinery and equipment, we record depreciation based on units produced, unless units produced drop below a minimum threshold at which point depreciation is recorded using the straight-line method. For nonproduction assets, we depreciate costs based on the straight-line method. Depreciation expense for property, including accelerated depreciation classified as restructuring expense in our Consolidated Statements of Income, was $521 million, $530 million and $527 million in 2012, 2011 and 2010, respectively.
The following table summarizes our property as of December 31, 2012 and 2011:

Millions of dollars	2012	2011	Estimated Useful Life
Land	$74	$76	n/a
Buildings	1,252	1,208	25 to 50 years
Machinery and equipment	7,778	7,964	3 to 25 years
Accumulated depreciation	(6,070)	(6,146)
Property, net	$3,034	$3,102
We classify gains and losses associated with asset dispositions in the same line item as the underlying depreciation of the disposed asset in the Consolidated Statements of Income. We retired approximately $558 million and $600 million of machinery and equipment no longer in use during 2012 and 2011, respectively. Net gains and losses recognized in cost of products sold were not material for 2012, 2011 and 2010.
We record impairment losses on long-lived assets, excluding goodwill and intangibles, when events and circumstances indicate the assets may be impaired and the estimated future cash flows generated by those assets are less than their carrying amounts. There were no significant impairments recorded during 2012, 2011 and 2010.
Goodwill and Other Intangibles
We evaluate goodwill using a qualitative assessment to determine whether it is more likely than not that the fair value of any reporting unit is less than its carrying amount. If we determine that the fair value of the reporting unit may be less than its carrying amount, we evaluate goodwill using a two-step impairment test. Otherwise, we conclude that no impairment is indicated and we do not perform the two-step impairment test.
If the qualitative assessment concludes that the two-step impairment test is necessary, we first compare the book value of a reporting unit, including goodwill, with its fair value. The fair value is estimated based on a market approach and a discounted cash flow analysis, also known as the income approach, and is reconciled back to the current market capitalization for Whirlpool to ensure that the implied control premium is reasonable. If the book value of a reporting unit exceeds its fair value, we perform the second step to estimate an implied fair value of the reporting unit’s goodwill by allocating the fair value of the reporting unit to all of the assets and liabilities other than goodwill (including any unrecognized intangible assets). The difference between the total fair value of the reporting unit and the fair value of all the assets and liabilities other than goodwill is the implied fair value of that goodwill. The amount of impairment loss is equal to the excess of the book value of the goodwill over the implied fair value of that goodwill.
We evaluate certain indefinite-lived intangibles using a qualitative assessment to determine whether it is more likely than not that the fair value of the indefinite lived intangible asset is less than its carrying amount. If we determine that the fair value may be less than its carrying amount, the fair value of the trademark is estimated and compared to its carrying value to determine if an impairment exists. Otherwise, we conclude that no impairment is indicated and we do not perform the quantitative test.
When the qualitative assessment is not utilized and a quantitative test is performed, we estimate the fair value of these intangible assets using the relief-from-royalty method, which requires assumptions related to projected revenues from our annual long-range plan; assumed royalty rates that could be payable if we did not own the trademarks; and a discount rate based on our weighted average cost of capital. We recognize an impairment loss when the estimated fair value of the indefinite-lived intangible asset is less than its carrying value.
Definite lived intangible assets are amortized over their estimated useful life. See Note 2 for additional information about goodwill and intangible assets.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Accounts Payable Outsourcing
We offer our suppliers access to third party payables processors. Independent of Whirlpool, the processors allow suppliers to sell their receivables to financial institutions at the sole discretion of both the supplier and the financial institution. We have no economic interest in the sale of these receivables and no direct financial relationship with the financial institutions concerning these services. All of our obligations, including amounts due, remain to our suppliers as stated in our supplier agreements. As of December 31, 2012 and 2011, approximately $1.2 billion and $1.0 billion, respectively, have been sold by suppliers to participating financial institutions.
Derivative Financial Instruments
We use derivative instruments designated as cash flow and fair value hedges to manage our exposure to the volatility in material costs, foreign currency and interest rates on certain debt instruments. Changes in the fair value of derivative assets or liabilities (i.e., gains or losses) are recognized depending upon the type of hedging relationship and whether a hedge has been designated. For those derivative instruments that qualify for hedge accounting, we designate the hedging instrument, based upon the exposure being hedged, as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation. For a derivative instrument designated as a fair value hedge, the gain or loss on the derivative is recognized in earnings in the period of change in fair value together with the offsetting gain or loss on the hedged item. For a derivative instrument designated as a cash flow hedge, the effective portion of the derivative’s gain or loss is initially reported as a component of Other Comprehensive Income and is subsequently recognized in earnings when the hedged exposure affects earnings. For a derivative instrument designated as a hedge of a net investment in a foreign operation, the effective portion of the derivative’s gain or loss is reported in Other Comprehensive Income as part of the cumulative translation adjustment. Changes in fair value of derivative instruments that do not qualify for hedge accounting are recognized immediately in current net earnings. See Note 7 for additional information about hedges and derivative financial instruments.

Foreign Currency Translation
Foreign currency denominated assets and liabilities are translated into United States dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of other comprehensive income (loss) within stockholders’ equity. The results of operations of foreign subsidiaries are translated at the average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in net earnings.
Research and Development Costs
Research and development costs are charged to expense as incurred and totaled $553 million, $578 million and $532 million in 2012, 2011 and 2010, respectively.
Advertising Costs
Advertising costs are charged to expense when the advertisement is first communicated and totaled $273 million, $275 million and $235 million in 2012, 2011 and 2010, respectively.
Income Taxes
We account for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the financial statement and tax bases of assets and liabilities using enacted rates. The effect of a change in tax rates on deferred tax assets is recognized in income in the period of enactment date.
We recognize, in other current and noncurrent liabilities, in the Consolidated Balance Sheet, effects of an uncertain income tax position when it is more likely than not, based on technical merits, that the position will be sustained upon examination. We accrue for other tax contingencies when it is probable that a liability to a taxing authority has been incurred and the amount of the contingency can be reasonably estimated.
Provision is made for taxes on undistributed earnings of foreign subsidiaries and related companies to the extent that such earnings are not deemed to be permanently invested. See Note 11 for additional information about income taxes.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Stock Based Compensation
We recognize stock based compensation expense based on the grant date fair value of the award over the period during which an employee is required to provide service in exchange for the award (generally the vesting period). The fair value of stock options is determined using the Black-Scholes option-pricing model, which incorporates assumptions regarding the risk-free interest rate, expected volatility, expected option life and dividend yield. Stock options are granted with an exercise price equal to the stock price on the date of grant. The fair value of restricted stock units and performance stock units is generally based on the closing market price of Whirlpool common stock on the grant date. See Note 9 for additional information about stock based compensation.
BEFIEX Credits
In previous years, our Brazilian operations earned tax credits under the Brazilian government’s export incentive program (BEFIEX). These credits reduce Brazilian federal excise taxes on domestic sales, resulting in an increase in the operations’ recorded net sales. We recognize export credits as they are monetized; however, future actions by the Brazilian government could limit our ability to monetize these export credits. See Note 11 for additional information regarding BEFIEX credits.
New Accounting Pronouncements
On January 1, 2012, we adopted the provisions of an amendment to Accounting Standards Codification ("ASC") 220, “Comprehensive Income.” This amendment requires companies to present, in annual statements, the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements. It eliminated the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. In addition, in December 2011, the FASB issued an amendment to this accounting standard which defers the requirement to present components of reclassifications of other comprehensive income on the face of the income statement. The amendments affect only the display of information and do not change existing recognition and measurement requirements in our Consolidated Financial Statements.
In July 2012, the Financial Accounting Standards Board ("FASB") amended ASC 350, "Intangibles - Goodwill and Other." Under the amendment, an entity may assess qualitative factors to determine if it is more likely than not that the fair value of indefinite-lived intangible assets are less than their carrying amount. If that assessment indicates no impairment, the quantitative impairment test is not required. The amendment is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. We elected to early adopt the provisions of this amendment in 2012, which did not impact our Consolidated Financial Statements.
(2)    GOODWILL AND OTHER INTANGIBLES
We evaluate goodwill and indefinite lived intangibles for impairment annually. During 2012, we voluntarily changed the date of our annual impairment assessment from November 30 to October 1.
Goodwill
Based on the results of our assessment as of October 1, 2012, we determined that there was no impairment of goodwill. The total net carrying amount of goodwill was $1,727 million in 2012 and 2011, of which $1,723 million is in our North America operating segment, and $4 million in our Latin America operating segment both for 2012 and 2011.

Other Intangible Assets
Based on the results of our annual assessment as of October 1, 2012, we determined that there were no impairments to our indefinite lived intangibles, with the exception of one European trademark with a pre-impairment carrying value of $14 million, where we recognized a $4 million impairment charge within selling, general and administrative expense during the fourth quarter 2012.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table summarizes other intangible assets at December 31, 2012 and 2011:

	2012			2011
Millions of dollars	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Other intangible assets, finite lives:
Customer relationships [1]	$289	$(109)	$180	$289	$(93)	$196
Patents and other [2]	123	(102)	21	119	(84)	35
Total other intangible assets, finite lives	$412	$(211)	$201	$408	$(177)	$231
Trademarks, indefinite lives	1,521	—	1,521	1,526	—	1,526
Total other intangible assets	$1,933	$(211)	$1,722	$1,934	$(177)	$1,757
1    Customer relationships have an estimated useful life of 18 years.
2    Patents and other intangibles have an estimated useful life of 4 to 10 years.

The following table summarizes our future estimated amortization expense by year:

Millions of dollars
2013	$25
2014	22
2015	20
2016	18
2017	17
(3)    FAIR VALUE MEASUREMENTS
Assets and liabilities measured at fair value on a recurring basis at December 31, 2012 and 2011 are as follows:

	Total Cost Basis		Quoted Prices In Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)		Total Fair Value
Millions of dollars	2012	2011	2012	2011	2012	2011	2012	2011
Money market funds (1)	$555	$340	$555	$340	$—	$—	$555	$340
Net derivative contracts	—	—	—	—	(14)	(57)	(14)	(57)
Available for sale investments	7	21	10	15	—	—	10	15
(1) Money market funds are comprised primarily of government obligations and other first tier obligations.

In July 2012, we announced that we entered into a Master Agreement on the Restructuring (the "Agreement") of Alno AG, one of Germany's leading kitchen manufacturers and a longstanding Whirlpool customer in Europe. Alno's shareholders approved the Agreement in August 2012, which provided a framework to strengthen Alno's equity base and reduce its long-term debt. Under the Agreement, Alno issued 44 million additional shares during the fourth quarter 2012, at a per share price of Euro 1.05. The proceeds from the share issuance were used to retire all of Alno's bank debt. In addition, we were required to subscribe for all shares for which we were entitled and also agreed to acquire any additional unsubscribed shares as may be necessary to yield minimum gross proceeds to Alno of EUR 46.2 million. Upon completion of the share issuance, we increased our ownership interest from 18.25% to 30.58% for $18 million. This transaction resulted in a change of accounting method from the cost method to the equity method during the fourth quarter 2012. Under the equity method of accounting, we are required to record our proportionate share of net earnings or losses in Alno for each period of ownership. We did not adjust prior period financial statements or information as the impact of the change in accounting method was not material to any individual year. Accordingly, during the fourth quarter 2012, we recorded a reduction to retained earnings of $18 million to reflect the cumulative impact from the change in accounting method. Had we applied the impact of the change in accounting method to prior periods, we would have increased net earnings by approximately $6 million and $1 million for the years ended December 31, 2011 and 2010, respectively. At December 31, 2012, we had $106 million of trade and other receivables outstanding from Alno.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

(4)    INVENTORIES
The following table summarizes our inventory at December 31, 2012 and 2011:

Millions of dollars	2012	2011
Finished products	$1,948	$2,016
Raw materials and work in process	596	541
	2,544	2,557
Less: excess of FIFO cost over LIFO cost	(190)	(203)
Total inventories	$2,354	$2,354
LIFO inventories represented 40% and 41% of total inventories at December 31, 2012 and 2011, respectively.
(5)    FINANCING ARRANGEMENTS
Debt
The following table summarizes our debt at December 31, 2012 and 2011:

Millions of dollars	2012	2011
Senior note—8.0%, maturing 2012	$—	$350
Medium-term note—5.5%, maturing 2013	500	500
Maytag medium-term note—6.5%, maturing 2014	101	101
Senior note—8.6%, maturing 2014	500	500
Maytag medium-term note—5.0%, maturing 2015	196	195
Senior note—6.5%, maturing 2016	250	249
Debentures—7.75%, maturing 2016	244	244
Senior note—4.85%, maturing 2021	300	300
Senior note—4.70%, maturing 2022	300	—
Other (various maturing through 2019)	63	51
	2,454	2,490
Less current maturities	510	361
Total long-term debt	$1,944	$2,129
The following table summarizes the contractual maturities of our debt, including current maturities, at December 31, 2012:

Millions of dollars
2013	$510
2014	610
2015	209
2016	506
2017	7
Thereafter	612
Debt, including current maturities	$2,454
The fair value of long-term debt (including current maturities) at December 31, 2012 and 2011 was $2.6 billion and $2.7 billion, respectively, and was estimated using a discounted cash flow analysis based on incremental borrowing rates for similar types of borrowing arrangements.
On May 1, 2012, $350 million of 8.00% notes matured and were repaid. On June 1, 2012, we completed a debt offering of $300 million principal amount of 4.70% notes due June 1, 2022 (the “2022 Notes”). The 2022 Notes contain covenants that limit our ability to incur certain liens or enter into certain sale and lease-back transactions. In addition, if we experience a specific kind of change of control, we are required to make an offer to purchase all of the 2022 Notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest. The 2022 Notes are registered under the Securities Act of 1933, as amended, pursuant to our Registration Statement on Form S-3 (File No. 333-181339) filed with the Securities and Exchange Commission on May 11, 2012.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

On June 7, 2011, we completed a debt offering of $300 million principal amount of 4.85% notes due June 15, 2021 (the “2021 Notes”). The proceeds from the 2021 Notes were used to repay $300 million of 6.125% notes that matured on June 15, 2011. The 2021 Notes contain covenants that limit our ability to incur certain liens or enter into certain sale and lease-back transactions. In addition, if we experience a specific kind of change of control, we are required to make an offer to purchase all of the 2021 Notes at a purchase price of 101% of the principal amount thereof, plus accrued and unpaid interest. The 2021 Notes are registered under the Securities Act of 1933, as amended, pursuant to our Registration Statement on Form S-3 (File No. 333-157392) filed with the Securities and Exchange Commission on February 19, 2009.
On June 28, 2011, we entered into an Amended and Restated Long-Term Credit Agreement (the “Facility”). The Facility amended, restated, and extended our previous credit facility, that was scheduled to mature on August 13, 2012. The total commitment increased from $1.35 billion to $1.725 billion and the maturity date was extended to June 28, 2016. The Facility includes a letter of credit sublimit of $200 million. Borrowings under the Facility are available to us and our designated subsidiaries for general corporate purposes, including commercial paper support. Subsidiary borrowings under the Facility, if any, are guaranteed by Whirlpool Corporation. Interest under the Facility accrues at a variable annual rate based on LIBOR plus a margin or the prime rate plus a margin. The margin is dependent on our credit rating at that time. At December 31, 2012, the margin was as follows: (1) 1.625% over LIBOR; (2) 0.625% over the prime rate; and (3) the unused commitment fee was 0.25%. At December 31, 2012 and 2011 we had no borrowings outstanding under the Facility. We were in compliance with all financial covenant requirements at December 31, 2012 and 2011.
The Facility requires us to meet certain financial tests. Whirlpool's maximum rolling twelve month Leverage Ratio (defined in the Facility) is limited to 3.25 to 1.0 for each fiscal quarter. The rolling twelve month Interest Coverage Ratio (defined in the Facility) is required to be greater than or equal to 3.0 to 1.0 for each fiscal quarter.
We paid lenders under the Facility an up-front fee of approximately $5 million, which combined with the unamortized deferred fees from the previous credit facility are being amortized over the remaining term of the Facility.
We have committed credit facilities in Brazil, which provide borrowings up to 880 million Brazilian reais (approximately $431 million as of December 31, 2012) and mature in 2014. The credit facilities contain no financial covenants and we had no borrowings outstanding under these credit facilities at December 31, 2012 and 2011.
Notes Payable
Notes payable, which consist of either short-term borrowings payable to banks or commercial paper, are generally used to fund working capital requirements. The fair value of our notes payable approximates the carrying amount due to the short maturity of these obligations. The weighted-average interest rate on notes payable was 2.26% and 3.51% for the years ended December 31, 2012 and 2011, respectively. We had no commercial paper outstanding at December 31, 2012 and 2011.
(6)    COMMITMENTS AND CONTINGENCIES
Embraco Antitrust Matters
Beginning in February 2009, our compressor business headquartered in Brazil ("Embraco") was notified of investigations of the global compressor industry by government authorities in various jurisdictions. In 2012, Embraco sales represented approximately 8% of our global net sales.
Government authorities in Brazil, Europe, the United States, and other jurisdictions have entered into agreements with Embraco and concluded their investigations of the Company. In connection with these agreements, Embraco has acknowledged violations of antitrust law with respect to the sale of compressors at various times from 2004 through 2007 and agreed to pay fines or settlement payments.
Since the government investigations commenced in February 2009, Embraco has been named as a defendant in related antitrust lawsuits in various jurisdictions seeking damages in connection with the pricing of compressors from 1996 to 2009. Several other compressor manufacturers who are the subject of the government investigations have also been named as defendants in the antitrust lawsuits. United States federal lawsuits instituted on behalf of purported “direct” and “indirect” purchasers and containing class action allegations have been combined in one proceeding in the United States District Court for the Eastern District of Michigan (“Michigan Lawsuit”). Other lawsuits are also pending and additional lawsuits may be filed by purported purchasers.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

On February 12, 2013, Embraco entered into a settlement agreement with plaintiffs representing a proposed settlement class of direct purchasers of compressors in the Michigan Lawsuit. The settlement agreement, which is subject to court approval, provides for, among other things, the payment by Embraco of up to $30 million in exchange for a release by all settlement class members. The settlement agreement does not cover any claims by direct purchasers that opt out of the proposed settlement class and the settlement amount will be reduced if there are opt-outs. The settlement agreement does not cover claims by “indirect purchaser” plaintiffs in the Michigan Lawsuit, which remain pending.
In connection with these agreements and other Embraco antitrust matters, we have incurred, in the aggregate, charges of approximately $357 million, including fines, defense costs and other expenses. These charges have been recorded within interest and sundry income (expense). At December 31, 2012, $111 million remains accrued, with installment payments of $73 million, plus interest, remaining to be made to government authorities at various times through 2015.
We continue to work toward resolution of ongoing government actions in other jurisdictions, to defend the related antitrust lawsuits and to take other steps to minimize our potential exposure. The final outcome and impact of these matters, and any related claims and investigations that may be brought in the future are subject to many variables, and cannot be predicted. We establish accruals only for those matters where we determine that a loss is probable and the amount of loss can be reasonably estimated. While it is currently not possible to reasonably estimate the aggregate amount of costs which we may incur in connection with these matters, such costs could have a material adverse effect on our financial position, liquidity, or results of operations.
Brazilian Collection Dispute
We reached an agreement in June 2011 to settle all claims arising from our long-standing dispute in Brazil with Banco Safra S.A. Such settlement was subsequently approved by a Brazilian court in July 2011. Pursuant to the settlement, our subsidiary agreed to pay Banco Safra S.A. 959 million Brazilian reais, in two installments, the first of 469 million reais (equivalent to $301 million) was made in July 2011, and the second of 490 million reais (equivalent to $275 million) was made in January 2012.
Brazil Tax Matters (Previously Operating Tax Matter)
Relying on existing Brazilian legal precedent, in 2003 and 2004, we recognized tax credits in an aggregate amount of $26 million, adjusted for currency, on the purchase of raw materials used in production (“IPI tax credits”). The Brazilian tax authority subsequently challenged the recording of IPI tax credits. No credits have been recognized since 2004. In 2009, we entered into a special Brazilian government program which provided extended payment terms and reduced penalties and interest to encourage tax payers to resolve this and certain other disputed tax credit amounts. As permitted by the program, we elected to settle certain debts through the use of other existing tax credits and recorded charges of approximately $34 million in 2009 associated with these matters. In July 2012, the Brazilian revenue authority notified us that a portion of our proposed settlement was rejected and we received a tax assessment of 178 million Brazilian reais (equivalent to $87 million) in January 2013, reflecting the original assessment, plus interest and penalties. We are disputing this assessment and we intend to vigorously defend our position. Based on our analysis of the facts, including the opinion of our legal advisors, we did not record additional charges related to these matters in 2012.
We are currently disputing other assessments issued by the Brazilian tax authorities related to non-income and income tax matters. These matters are at various stages of review in numerous administrative and judicial proceedings. We routinely assess these matters and record our best estimate of loss in situations where we assess the likelihood of an ultimate loss to be probable. We believe these assessments are without merit and are vigorously defending our positions, however, each of these matters may take several years to resolve and the outcome of litigation is inherently unpredictable.
Other Litigation

We are currently defending against numerous lawsuits pending in federal and state courts in the United States and various jurisdictions in Canada relating to certain of our front load washing machines. Some of these lawsuits have been certified for treatment as class actions. The complaints in these lawsuits generally allege violations of state consumer fraud acts, unjust enrichment and breach of warranty. The complaints generally seek unspecified compensatory, consequential and punitive damages. We believe these suits are without merit and are vigorously defending them. Given the preliminary stage of these proceedings, the Company cannot reasonably estimate a possible range of loss, if any, at this time. The resolution of one or more of these matters could have a material adverse effect on our Consolidated Financial Statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

In addition, we are currently defending a number of other lawsuits in federal and state courts in the United States related to the manufacturing and sale of our products which include class action allegations. These lawsuits allege claims which include breach of contract, breach of warranty, product defect, fraud, violation of federal and state consumer protection acts and negligence. We do not have insurance coverage for class action lawsuits. We are also involved in various other legal actions arising in the normal course of business, for which insurance coverage may or may not be available depending on the nature of the action. We dispute the merits of these suits and actions, and intend to vigorously defend them. Management believes, based upon its current knowledge, after taking into consideration legal counsel's evaluation of such suits and actions, and after taking into account current litigation accruals, that the outcome of these matters currently pending against Whirlpool should not have a material adverse effect, if any, on our Consolidated Financial Statements.
Product Warranty and Recall Reserves
Product warranty and recall reserves are included in other current and other noncurrent liabilities in our Consolidated Balance Sheets. The following table summarizes the changes in total product warranty and recall reserves for the periods presented.

Millions of dollars	2012	2011
Balance at January 1	$197	$222
Issuances/accruals during the period	303	348
Settlements made during the period	(313)	(363)
Other changes	—	(10)
Balance at December 31	$187	$197
Current portion	$148	$158
Non-current portion	39	39
Total	$187	$197
During 2010 we accrued $75 million related to a recall of 1.8 million dishwashers sold in the United States and Canada between 2006 and 2010. The recall was due to an electrical failure in the dishwasher’s heating element. During 2011, we revised the total cost of this recall from $75 million to $66 million, as a result of lower than expected costs. These amounts were recorded in cost of products sold. There are no remaining amounts accrued.
We regularly engage in investigations of potential quality and safety issues as part of our ongoing effort to deliver quality products to customers. We are currently investigating a limited number of potential quality and safety issues. As necessary, we undertake to effect repair or replacement of appliances in the event that an investigation leads to the conclusion that such action is warranted.
Guarantees
We have guarantee arrangements in a Brazilian subsidiary. As a standard business practice in Brazil, the subsidiary guarantees customer lines of credit at commercial banks to support purchases following its normal credit policies. If a customer were to default on its line of credit with the bank, our subsidiary would be required to satisfy the obligation with the bank and the receivable would revert back to the subsidiary. At December 31, 2012 and December 31, 2011, the guaranteed amounts totaled $449 million and $467 million, respectively. Our subsidiary insures against credit risk for these guarantees, under normal operating conditions, through policies purchased from high-quality underwriters. We had no losses associated with this guarantee in 2012 and 2011.
We provide guarantees of indebtedness and lines of credit for various consolidated subsidiaries. The maximum amount of credit facilities available under these lines for consolidated subsidiaries totaled $1.4 billion at December 31, 2012 and $1.2 billion at December 31, 2011. Our total outstanding bank indebtedness under guarantees was nominal at December 31, 2012 and December 31, 2011, respectively.
We have guaranteed a $50 million five year revolving credit facility between certain financial institutions and a not-for-profit entity in connection with a community and economic development project (“Harbor Shores”). The credit facility, which originated in 2008, was refinanced in December 2012 and we renewed our guarantee through 2017. The fair value of the guarantee was nominal.The purpose of Harbor Shores is to stimulate employment and growth in the areas of Benton Harbor and St. Joseph, Michigan. In the event of default, we must satisfy the guarantee of the credit facility up to the amount borrowed at the date of default.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

We sell banker's acceptance drafts to financial institutions as a standard business practice in The People's Republic of China (PRC). These drafts have certain recourse provisions afforded to transferees explicitly and under PRC laws. If a transferee were to exercise its available recourse rights, our subsidiaries in the PRC would be required to satisfy the obligation with the transferee and the draft would revert back to the subsidiary. At December 31, 2012 and December 31, 2011 the outstanding drafts transferred and outstanding totaled $27 million and $47 million, respectively. Transferees have not exercised their recourse rights against our subsidiaries during 2012 or 2011.
Operating Lease Commitments
At December 31, 2012, we had noncancelable operating lease commitments totaling $831 million. The annual future minimum lease payments are summarized by year in the table below:

Millions of dollars
2013	$194
2014	156
2015	129
2016	100
2017	87
Thereafter	165
Total noncancelable operating lease commitments	$831
Rent expense was $229 million, $228 million and $222 million for 2012, 2011 and 2010, respectively.
Purchase Obligations
Our expected cash outflows resulting from purchase obligations are summarized by year in the table below:

Millions of dollars
2013	$206
2014	183
2015	120
2016	97
2017	68
Thereafter	180
Total purchase obligations	$854
(7)    HEDGES AND DERIVATIVE FINANCIAL INSTRUMENTS
Derivative instruments are accounted for at fair value based on market rates. Derivatives where we elect hedge accounting are designated as either cash flow or fair value hedges. Derivatives that are not accounted for based on hedge accounting are marked to market through earnings. The accounting for changes in the fair value of a derivative depends on the intended use and designation of the derivative instrument. Hedging ineffectiveness and a net earnings impact occur when the change in the fair value of the hedge does not offset the change in the fair value of the hedged item. The ineffective portion of the gain or loss is recognized in earnings.
Using derivative instruments means assuming counterparty credit risk. Counterparty credit risk relates to the loss we could incur if a counterparty were to default on a derivative contract. We generally deal with investment grade counterparties and monitor the overall credit risk and exposure to individual counterparties. We do not anticipate nonperformance by any counterparties. The amount of counterparty credit exposure is limited to the unrealized gains, if any, on such derivative contracts. We do not require, nor do we post collateral or security on such contracts.
Hedging strategy
In the normal course of business, we manage risks relating to our ongoing business operations including those arising from changes in foreign exchange rates, interest rates and commodity prices. Fluctuations in these rates and prices can affect our operating results and financial condition. We use a variety of strategies, including the use of derivative instruments. We do not enter into derivative financial instruments for trading or speculative purposes.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Foreign currency exchange rate risk
We incur expenses associated with the procurement and production of products in a limited number of countries, while we sell in the local currencies of a large number of countries. Our primary foreign currency exchange exposures result from cross-currency sales of products. As a result, we enter into foreign exchange contracts to hedge certain firm commitments and forecasted transactions to acquire products and services that are denominated in foreign currencies.
We enter into certain undesignated non-functional currency asset and liability hedges that relate primarily to short-term payables, receivables, inventory and intercompany loans. These forecasted cross-currency cash flows relate primarily to foreign currency denominated expenditures and intercompany financing agreements, royalty agreements and dividends. When we hedge a foreign currency denominated payable or receivable with a derivative, the effect of changes in the foreign exchange rates are reflected currently in interest and sundry income (expense) for both the payable/receivable and the derivative. Therefore, as a result of the economic hedge, we do not elect hedge accounting.
Commodity price risk
We enter into swap and option contracts on various commodities to manage the price risk associated with forecasted purchases of materials used in our manufacturing process. The objective of these hedges is to reduce the variability of cash flows associated with the forecasted purchase of commodities.
Interest rate risk
We may enter into interest rate swap agreements to manage interest rate risk exposure. Our interest rate swap agreements, if any, effectively modify our exposure to interest rate risk, primarily through converting certain of our floating rate debt to a fixed rate basis, and certain fixed rate debt to a floating rate basis. These agreements involve either the receipt or payment of floating rate amounts in exchange for fixed rate interest payments or receipts, respectively, over the life of the agreements without an exchange of the underlying principal amounts. We also may utilize a cross-currency interest rate swap agreement to manage our exposure relating to certain intercompany debt denominated in one foreign currency that will be repaid in another foreign currency. At December 31, 2012 and 2011 there were no outstanding swap agreements.
We may enter into treasury rate lock agreements to effectively modify our exposure to interest rate risk by locking-in interest rates on probable long-term debt issuances.
The following tables summarize our outstanding derivative contracts and their effects on our Consolidated Balance Sheets at December 31, 2012 and 2011:

			Fair Value of				Type of Hedge (1)
Millions of dollars	Notional Amount		Hedge Assets		Hedge Liabilities			Maximum Term (Months)
	2012	2011	2012	2011	2012	2011		2012	2011
Derivatives accounted for as hedges
Foreign exchange forwards/options	$1,101	$862	$8	$24	$12	$19	(CF/FV)	18	18
Commodity swaps/options	354	316	11	9	9	28	(CF/FV)	24	36
Interest rate derivatives	—	250	—	—	—	5	(CF)	—	6
Total derivatives accounted for as hedges			$19	$33	$21	$52
Derivatives not accounted for as hedges
Foreign exchange forwards/options	$1,522	$1,261	$11	$6	$23	$43	N/A	13	3
Commodity swaps/options	6	3	—	—	—	1	N/A	12	11
Total derivatives not accounted for as hedges			11	6	23	44
Total derivatives			$30	$39	$44	$96

Current			$26	$36	$43	$91
Noncurrent			4	3	1	5
Total derivatives			$30	$39	$44	$96

(1)	Derivatives accounted for as hedges are either considered cash flow (CF) or fair value (FV) hedges

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The pre-tax effects of derivative instruments on our Consolidated Statements of Income for the years ended December 31, 2012 and 2011 are as follows:

Cash Flow Hedges - Millions of dollars	Gain (Loss) Recognized in OCI (Effective Portion)		Gain (Loss) Reclassified from OCI into Income (Effective Portion) (1)
	2012	2011	2012	2011
Foreign exchange forwards/options	$(22)	$3	$(15)	$(16)	(a)
Commodity swaps/options	12	(60)	(9)	96	(a)
Interest rate derivatives	(7)	(5)	(1)	—	(b)
	$(17)	$(62)	$(25)	$80

Fair Value Hedges - Millions of dollars	Gain (Loss) Recognized on Derivatives (2)		Gain (Loss) Recognized on Related Hedged Items (2)		Hedged Item
	2012	2011	2012	2011
Foreign exchange forwards/options	$(4)	$8	$4	$(8)	Non-functional currency assets and liabilities

Derivatives not Accounted for as Hedges - Millions of dollars	Gain (Loss) Recognized on Derivatives not Accounted for as Hedges (3)
	2012	2011
Foreign exchange forwards/options	$(23)	$(1)
Commodity swaps	—	(1)
	$(23)	$(2)
(1) Gains and losses reclassified from accumulated OCI and recognized in income are recorded in (a) cost of products sold; or (b) interest expense.
(2) Gains and losses recognized in income are recorded in interest and sundry income (expense).
(3) Mark to market gains and losses recognized in income are recorded in interest and sundry income (expense).
For cash flow hedges, the amount of ineffectiveness recognized in interest and sundry income (expense) was nominal during 2012 and 2011. The net amount of unrealized gain or loss on derivative instruments included in accumulated OCI related to contracts maturing and expected to be realized during the next twelve months is a loss of $5 million at December 31, 2012.
(8)    STOCKHOLDERS’ EQUITY
Comprehensive Income
Comprehensive income primarily includes (1) our reported net earnings, (2) foreign currency translation, (3) changes in the effective portion of our open derivative contracts designated as cash flow hedges, (4) changes in our unrecognized pension and other postretirement benefits and (5) changes in fair value of our available for sale marketable securities.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The following table shows the components of accumulated other comprehensive income (loss) available to Whirlpool at December 31, 2010, 2011, and 2012, and the activity for the years then ended:

Millions of dollars	Foreign Currency	Derivative Instruments	Pension and Postretirement Liability	Marketable Securities	Total
December 31, 2009	$(226)	$53	$(703)	$8	$(868)
Unrealized gain (loss)	(59)	23	—	(10)	(46)
Unrealized actuarial loss and prior service credit (cost)	—	—	24	—	24
Tax effect	36	(7)	(29)	—	—
Other comprehensive income (loss), net of tax	(23)	16	(5)	(10)	(22)
Less: Other comprehensive income available to noncontrolling interests	3	—	—	—	3
Other comprehensive income (loss) available to Whirlpool	(26)	16	(5)	(10)	(25)
December 31, 2010	$(252)	$69	$(708)	$(2)	$(893)
Unrealized gain (loss)	(86)	(142)	—	(4)	(232)
Unrealized actuarial gain (loss) and prior service credit (cost)	—	—	(177)	—	(177)
Tax effect	(36)	42	65	—	71
Other comprehensive income (loss), net of tax	(122)	(100)	(112)	(4)	(338)
Less: Other comprehensive income available to noncontrolling interests	(2)	(3)	—	—	(5)
Other comprehensive income (loss) available to Whirlpool	(120)	(97)	(112)	(4)	(333)
December 31, 2011	$(372)	$(28)	$(820)	$(6)	$(1,226)
Unrealized gain (loss)	(36)	8	—	9	(19)
Unrealized actuarial gain (loss) and prior service credit (cost)	—	—	(420)	—	(420)
Tax effect	(19)	(3)	152	—	130
Other comprehensive income (loss), net of tax	(55)	5	(268)	9	(309)
Less: Other comprehensive income (loss) available to noncontrolling interests	(4)	—	—	—	(4)
Other comprehensive income (loss) available to Whirlpool	(51)	5	(268)	9	(305)
December 31, 2012	$(423)	$(23)	$(1,088)	$3	$(1,531)
Net Earnings per Share
Diluted net earnings per share of common stock include the dilutive effect of stock options and other share-based compensation plans. Basic and diluted net earnings per share of common stock were calculated as follows:

Millions of dollars and shares	2012	2011	2010
Numerator for basic and diluted earnings per share – net earnings available to Whirlpool	$401	$390	$619
Denominator for basic earnings per share – weighted-average shares	78.1	76.8	76.2
Effect of dilutive securities – stock-based compensation	1.2	1.3	1.4
Denominator for diluted earnings per share – adjusted weighted-average shares	79.3	78.1	77.6
Anti-dilutive stock options/awards excluded from earnings per share	2.4	2.1	1.6

Noncontrolling Interests
During the fourth quarter of 2009, our Latin America region entered into a definitive agreement to purchase 1.8% of the outstanding noncontrolling interest in Brasmotor S.A. for $12 million. This transaction closed on January 15, 2010 and raised our ownership interest in Brasmotor S.A. to 95.6%.
Repurchase Program
On April 23, 2008, our Board of Directors authorized a share repurchase program of up to $500 million. Share repurchases are made from time to time on the open market as conditions warrant. There have been no repurchases since 2008. At December 31, 2012, there was $350 million remaining authorized under this program.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

(9)    SHARE-BASED INCENTIVE PLANS
We sponsor several share-based employee incentive plans. Share-based compensation expense for grants awarded under these plans was $49 million, $37 million and $29 million in 2012, 2011, and 2010, respectively. Related income tax benefits recognized in earnings were $17 million, $13 million and $10 million in 2012, 2011, and 2010, respectively.
At December 31, 2012, unrecognized compensation cost related to non-vested stock option and stock unit awards totaled $48 million. The cost of these non-vested awards is expected to be recognized over a weighted-average remaining vesting period of 31 months.
Share-Based Employee Incentive Plans
On April 20, 2010, our stockholders approved the 2010 Omnibus Stock and Incentive Plan (“2010 OSIP”). This plan was previously adopted by our Board of Directors on February 16, 2010 and provides for the issuance of stock options, performance stock units, performance shares, restricted stock and restricted stock units. No new awards may be granted under the 2010 OSIP after the tenth anniversary of the date that the stockholders approved the plan. However, the term and exercise of awards granted before then may extend beyond that date. At December 31, 2012, approximately 1.8 million shares remain available for issuance under the 2010 OSIP.
Stock Options
Eligible employees may receive stock options as a portion of their total compensation. Such options generally become exercisable over a 3-year period, expire 10 years from the date of grant and are subject to forfeiture upon termination of employment, other than by death, disability or retirement. We use the Black-Scholes option-pricing model to measure the fair value of stock options granted to employees. Granted options have exercise prices equal to the market price of Whirlpool common stock on the grant date. The principal assumptions used in valuing options include: (1) risk-free interest rate—an estimate based on the yield of United States zero coupon securities with a maturity equal to the expected life of the option; (2) expected volatility—an estimate based on the historical volatility of Whirlpool common stock for a period equal to the expected life of the option; and (3) expected option life—an estimate based on historical experience. Stock options are expensed on a straight-line basis, net of estimated forfeitures. Based on the results of the model, the weighted-average fair values of stock options granted for 2012, 2011, and 2010 were $19.54, $24.74 and $36.84, respectively, using the following assumptions:

Weighted Average Black-Scholes Assumptions	2012	2011	2010
Risk-free interest rate	0.9%	2.3%	3.3%
Expected volatility	40.3%	36.5%	40.3%
Expected dividend yield	2.9%	2.0%	1.8%
Expected option life, in years	5	5	7
Stock Option Activity
The following table summarizes stock option activity during 2012:

In thousands, except per share data	Number of Options	Weighted- Average Exercise Price
Outstanding at January 1	3,463	$70.63
Granted	772	71.08
Exercised	(848)	50.82
Canceled or expired	(334)	91.19
Outstanding at December 31	3,053	$74.00
Exercisable at December 31	1,989	$73.08
The total intrinsic value of stock options exercised was $32 million, $9 million, and $40 million for 2012, 2011, and 2010, respectively. The related tax benefits were $12 million, $3 million and $14 million for 2012, 2011, and 2010, respectively. Cash received from the exercise of stock options was $43 million, $14 million, and $72 million for 2012, 2011, and 2010, respectively.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

The table below summarizes additional information related to stock options outstanding at December 31, 2012:

Options in thousands / dollars in millions, except share data	Outstanding Net of Expected Forfeitures	Options Exercisable
Number of options	2,984	1,989
Weighted-average exercise price per share	$74.05	$73.08
Aggregate intrinsic value	$84	$58
Weighted-average remaining contractual term, in years	6	6
Stock Units
Eligible employees may receive restricted stock units or performance stock units as a portion of their total compensation.
Restricted stock units are typically granted to selected management employees on an annual basis and vest over three years. Periodically, restricted stock units may be granted to selected executives based on special recognition or retention circumstances and generally vest from three years to seven years. Some of these awards accrue dividend equivalents on outstanding units (in the form of additional stock units) based on dividends declared on Whirlpool common stock. These awards convert to unrestricted common stock at the conclusion of the vesting period.

Performance stock units are granted to executives on an annual basis and generally vest over a three year period, converting to unrestricted common stock at the conclusion of the vesting period. The final award may equal 0 - 200% of a target based on pre-established Whirlpool financial performance measures.
We measure compensation cost for stock units based on the closing market price of Whirlpool common stock at the grant date. The weighted average grant date fair values of awards granted during 2012, 2011, and 2010 were $69.32, $82.55 and $87.17, respectively. The total fair value of stock units vested during 2012, 2011, and 2010 was $19 million, $15 million and $17 million, respectively.
The following table summarizes stock unit activity during 2012:

Stock units in thousands, except per-share data	Number of Stock Units	Weighted- Average Grant Date Fair Value
Non-vested, at January 1	1,474	$64.32
Granted	725	69.32
Canceled	(145)	80.63
Vested and transferred to unrestricted	(564)	33.64
Non-vested, at December 31	1,490	$76.91

Nonemployee Director Equity Awards
Each nonemployee Director receives an annual grant of Whirlpool common stock, with the number of shares to be issued to the director determined by dividing $110,000 by the closing price of Whirlpool common stock on the date of the annual meeting of our stockholders. Nonemployee Directors receive a one time grant of 1,000 shares of Whirlpool common stock made at the time they first join the Board.
(10)    RESTRUCTURING CHARGES
During the fourth quarter 2011, the Company committed to restructuring plans (the "2011 Plan") to expand our operating margins and improve our earnings through substantial cost and capacity reductions, primarily within our North America and EMEA operating segments.
The 2011 Plan includes the following actions:

•	Overall workforce reduction of more than 5,000 positions, including approximately 1,200 salaried positions.

•	Closure of a refrigeration manufacturing facility in the United States in 2012.

•	Cease laundry production in a European manufacturing facility by 2013.

•	Ceased dishwasher production in a European manufacturing facility in January 2012.

•	Additional organizational efficiency actions in North America and EMEA.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Combined within the 2011 Plan are previously announced restructuring initiatives and the financial restructuring related to matters disclosed in Note 3. We expect to incur up to $500 million of total costs related to the combined plans with substantial completion expected by the end of 2013. The following tables summarize the change in our restructuring liability, cumulative charges recognized and total expected charges for the combined plans for the twelve months ended December 31, 2012 and December 31, 2011.

The following tables summarize the changes to our restructuring liability for the 2011 Plan for the year ended December 31, 2012 and 2011.

"2011 Plan" Millions of dollars	12/31/2011	Charge to Earnings	Cash Paid	Non-cash and Other	Revision of Estimate	12/31/2012	Cumulative Charges	Expected Total Charges
Employee termination costs	$62	$97	$(103)	$—	$—	$56	$154	$270
Asset impairment costs	—	78	—	(78)	—	—	90	95
Facility exit costs	9	33	(30)	(8)	(1)	3	41	85
Other exit costs	7	29	(25)	—	—	11	30	50
Total	$78	$237	$(158)	$(86)	$(1)	$70	$315	$500

"2011 Plan" Millions of dollars	12/31/2010	Transfer from Old Plans [1]	Charge to Earnings	Cash Paid	Non-cash and Other	Revision of Estimate	12/31/2011
Employee termination costs	$—	22	$56	$(15)	$(1)	$—	$62
Asset impairment costs	—	—	13	—	(13)	—	—
Facility exit costs	—	10	8	(9)	—	—	9
Other exit costs	—	7	1	(1)	—	—	7
Total	$—	$39	$78	$(25)	$(14)	$—	$78
1 Previous restructuring plans, referred to as "Old Plans", that were consolidated into the 2011 plan in the fourth quarter of 2011 are now complete. In 2011 we had $58 million in costs charged to earnings related to these completed plans.

The following table summarizes restructuring charges for the combined plans, by operating segment, as of December 31, 2012.

Millions of dollars	2012 Charges	Cumulative Charges [1]	Expected Total Charges
North America	$139	$192	$331
Latin America	—	2	6
EMEA	89	110	151
Asia	7	8	8
Corporate / Other	2	3	4
Total	$237	$315	$500
1 Cumulative charges exclude $22 million of employee termination costs and $17 million of facility and other exit costs related to previous restructuring plans that were transferred into the 2011 plan during 2011.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

(11) INCOME TAXES
The income tax expense (benefit) amounted to $133 million, $(436) million, and $(64) million in 2012, 2011 and 2010, respectively. The following table summarizes the difference between income tax expense at the United States statutory rate of 35% and the income tax benefit at effective worldwide tax rates for 2012, 2011 and 2010:

Millions of dollars	2012	2011	2010
Earnings (loss) before income taxes
United States	$113	$(240)	$(256)
Foreign	445	212	842
Earnings (loss) before income taxes	558	(28)	586
Income tax computed at United States statutory rate	195	(10)	205
U.S. government tax incentives, including Energy Tax Credits	—	(379)	(230)
Foreign government tax incentives, including BEFIEX	(38)	(100)	(103)
Foreign tax rate differential	(2)	(13)	(46)
U.S. foreign tax credits	(31)	(37)	(28)
Valuation allowances	(86)	11	(9)
Deductible interest on capital	—	—	(7)
State and local taxes, net of federal tax benefit	2	(4)	(2)
Foreign withholding taxes	12	10	12
Non-deductible government settlements	—	30	33
U.S. tax on foreign dividends and subpart F income	57	26	49
Settlement of global tax audits	18	10	56
Other items, net	6	20	6
Income tax computed at effective worldwide tax rates	$133	$(436)	$(64)
Current and deferred tax (benefit) provision
The following table summarizes our income tax (benefit) provision for 2012, 2011 and 2010:

	2012		2011		2010
Millions of dollars	Current	Deferred	Current	Deferred	Current	Deferred
United States	$18	$24	$(18)	$(464)	$(101)	$(204)
Foreign	189	(96)	114	(64)	204	41
State and local	7	(9)	(1)	(3)	(5)	1
	$214	$(81)	$95	$(531)	$98	$(162)
Total income tax expense (benefit)		$133		$(436)		$(64)

United States government tax incentives
On January 2, 2013, The American Taxpayer Relief Act of 2012 (the “Act”) was signed into law. The Act extends certain provisions included in the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 to ensure that conservation and efficiency are a central component to the United States energy strategy. Among the provisions extended are manufacturers’ tax credits for the accelerated U.S. production of super-efficient clothes washers, refrigerators and dishwashers that meet or exceed certain Energy Star thresholds for energy and water conservation levels as set by the U.S. Department of Energy (“Energy Credit”). The tax credits apply to eligible production during the 2012 and 2013 calendar years provided the production of qualifying product in any individual year exceeds a rolling two year baseline of production. We continue to invest in innovation and energy efficient products that meet these standards for our customers.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Foreign government tax incentives
In previous years, our Brazilian operations earned tax credits under the Brazilian government’s export incentive program (BEFIEX). These credits reduced Brazilian federal excise taxes on domestic sales, resulting in an increase in the operations’ recorded net sales. After a favorable court decision in 2005, upheld by a December 2011 appellate court decision, we were able to recognize approximately $37 million, $266 million and $225 million of export credits in 2012, 2011 and 2010, respectively. We recognize export credits as they are monetized; however, future actions by the Brazilian government could limit our ability to monetize these export credits. As of December 31, 2012, approximately $184 million of future cash monetization remained, including $56 million of related court awarded fees, which will be payable in subsequent years.
Our Brazilian operations have received governmental assessments related to claims for income and social contribution taxes associated with BEFIEX credits monetized from 2000 through 2002 and 2007 through 2011. We do not believe BEFIEX export credits are subject to income or social contribution taxes. We are disputing these tax matters in various courts and intend to vigorously defend our positions. We have not provided for income or social contribution taxes on these export credits, and based on the opinions of tax and legal advisors, we have not accrued any amount related to these assessments as of December 31, 2012. As of December 31, 2012, the total amount of outstanding tax assessments for income and social contribution taxes relating to the BEFIEX credits, including interest and penalties, is approximately 1.2 billion Brazilian reais (equivalent to $590 million).
Litigation is inherently unpredictable and the conclusion of these matters may take many years to ultimately resolve, during which time the amounts related to these assessments will continue to be increased by monetary adjustments at the Selic rate, which is the benchmark rate set by the Brazilian Central Bank. Accordingly, it is possible that an unfavorable outcome in these proceedings could have a material adverse effect on our financial position, liquidity, or results of operations in any particular reporting period.
Settlement of global tax audits
We are in various stages of audits by certain governmental tax authorities. We establish liabilities for the difference between tax return provisions and the benefits recognized in our financial statements. Such amounts represent a reasonable provision for taxes ultimately expected to be paid, and may need to be adjusted over time as more information becomes known. We are no longer subject to any significant United States federal, state, local or foreign income tax examinations by tax authorities for years before 2000.
United States tax on foreign dividends
We have historically reinvested all unremitted earnings of our foreign subsidiaries and affiliates. We plan to distribute approximately $184 million of foreign earnings over the next several years. This distribution is forecasted to result in tax benefits which have not been recorded because of their contingent nature. There has been no deferred tax liability provided on the remaining amount of unremitted earnings of $3.3 billion at December 31, 2012. As of December 31, 2012, we had $1.2 billion of cash and equivalents on hand, of which $0.8 billion was held outside of the United States. Our intent is to permanently reinvest these funds outside of the United States and our current plans do not demonstrate a need to repatriate these funds to fund our U.S. operations. However, if these funds were repatriated, then we would be required to accrue and pay applicable United State taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to various countries. It is not practicable to estimate the amount of the deferred tax liability associated with these unremitted earnings due to the complexity of its hypothetical calculation.
Valuation allowances
At December 31, 2012, we had net operating loss carryforwards of $2.2 billion, $1.1 billion of which were United States state net operating loss carryforwards. Of the total net operating loss carryforwards, $1.0 billion do not expire, with substantially all of the remaining carryforwards expiring in various years through 2031. As of December 31, 2012, we had $98 million of foreign tax credit carryforwards and $917 million of United States general business credit carryforwards available to offset future payments of federal income taxes, expiring between 2017 and 2031.
We routinely review the future realization of deferred tax assets based on projected future reversal of taxable temporary differences, available tax planning strategies and projected future taxable income. We have recorded a valuation allowance to reflect the net estimated amount of certain deferred tax assets associated with net operating loss and other deferred tax assets we believe will be realized. Our recorded valuation allowance of $130 million at December 31, 2012 consists of $116 million of net operating loss carryforward deferred tax assets and $14 million of other deferred tax assets. We believe that it is more likely than not that we will realize the benefit of existing deferred tax assets, net of valuation allowances mentioned above.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Deferred tax liabilities and assets
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The following table summarizes the significant components of our deferred tax liabilities and assets at December 31, 2012 and 2011:

Millions of dollars	2012	2011
Deferred tax liabilities
Intangibles	$513	$527
Property, net	138	149
LIFO inventory	54	30
Other	194	178
Total deferred tax liabilities	899	884
Deferred tax assets
U.S. general business credit carryforwards, including Energy Tax Credits	917	934
Pensions	557	468
Loss carryforwards	410	554
Inventory prepayment	307	—
Postretirement obligations	174	190
Foreign tax credit carryforwards	98	212
Research and development capitalization	190	200
Employee payroll and benefits	174	112
Accrued expenses	82	94
Product warranty accrual	58	60
Receivable and inventory allowances	54	47
Other	170	166
Total deferred tax assets	3,191	3,037
Valuation allowances for deferred tax assets	(130)	(208)
Deferred tax assets, net of valuation allowances	3,061	2,829
Net deferred tax assets	$2,162	$1,945

Unrecognized tax benefits
The following table represents a reconciliation of the beginning and ending amount of unrecognized tax benefits that if recognized would impact the effective tax rate, excluding federal benefits of state and local tax positions, and interest and penalties:

Millions of dollars	2012	2011	2010
Balance, January 1	$178	$190	$157
Additions for tax positions of the current year	13	9	2
Additions for tax positions of prior years	16	10	83
Reductions for tax positions of prior years	(15)	(24)	(50)
Settlements during the period	(5)	(1)	(1)
Lapses of applicable statute of limitation	(9)	(6)	(1)
Balance, December 31	$178	$178	$190
Additions for tax positions of prior years in 2010 includes $43 million of unrecognized tax positions related to United States transfer pricing and Brazilian income tax on export profits.
It is reasonably possible that certain unrecognized tax benefits of $62 million could be settled with various related jurisdictions during the next 12 months.
Interest and penalties associated with unrecognized tax benefits resulted in a net benefit of $4 million in 2012 and expense of $17 million and $30 million in 2011 and 2010, respectively. We have accrued a total of $74 million and $78 million at December 31, 2012 and 2011, respectively.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

(12)    PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
We have funded and unfunded defined benefit pension plans that cover certain employees in North America, Europe, Asia and Brazil. The United States plans are frozen for the majority of participants. The formula for United States salaried employees covered under the qualified defined benefit plan was based on years of service and final average salary, while the formula for United States hourly employees covered under the defined benefit plans was based on specific dollar amounts for each year of service. There were multiple formulas for employees covered under the qualified and nonqualified defined benefit plans sponsored by Maytag, including a cash balance formula. In addition, we sponsor an unfunded Supplemental Executive Retirement Plan. This plan is nonqualified and provides certain key employees defined pension benefits that supplement those provided by the company’s other retirement plans.
A defined contribution plan is being provided to all United States employees subsequent to the pension plan freezes and is not classified within the net periodic benefit cost. The company provides annual match and automatic company contributions, in cash or company stock, of up to 7% of employees’ eligible pay. Our contributions during 2012, 2011 and 2010 were $64 million, $68 million and $65 million, respectively.
We provide postretirement health care benefits for eligible retired employees in the United States, Canada and Brazil. For our United States plan, which comprises the majority of our obligation, eligible retirees include those who were full-time employees with 10 years of service who attained age 55 while in service with us and those union retirees who met the eligibility requirements of their collective bargaining agreements. In general, the postretirement health care plans include cost-sharing provisions that limit our exposure for recent and future retirees and are contributory, with participants’ contributions adjusted annually. The plans are unfunded. We reserve the right to modify these benefits in the future.
Defined Benefit - Pensions and Postretirement Benefit Plans
Obligations and Funded Status at End of Year

	United States Pension Benefits		Foreign Pension Benefits		Other Postretirement Benefits
Millions of dollars	2012	2011	2012	2011	2012	2011
Funded status
Fair value of plan assets	$2,790	$2,573	$197	$170	$—	$—
Benefit obligations	4,196	3,872	448	373	477	488
Funded status	$(1,406)	$(1,299)	$(251)	$(203)	$(477)	$(488)
Amounts recognized in the consolidated balance sheet
Noncurrent asset	$—	$—	$5	$5	$—	$—
Current liability	(7)	(8)	(19)	(12)	(55)	(58)
Noncurrent liability	(1,399)	(1,291)	(237)	(196)	(422)	(430)
Amount recognized	$(1,406)	$(1,299)	$(251)	$(203)	$(477)	$(488)
Amounts recognized in accumulated other comprehensive loss (pre-tax)
Net actuarial loss (gain)	$1,761	$1,510	$119	$65	$27	$(1)
Prior service (credit) cost	(20)	(23)	4	5	(210)	(296)
Transition (asset) obligation	—	—	(1)	(1)	—	1
Amount recognized	$1,741	$1,487	$122	$69	$(183)	$(296)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Change in Benefit Obligation

	United States Pension Benefits		Foreign Pension Benefits		Other Postretirement Benefits
Millions of dollars	2012	2011	2012	2011	2012	2011
Benefit obligation, beginning of year	$3,872	$3,605	$373	$389	$488	$671
Service cost	2	2	6	7	5	8
Interest cost	178	192	20	20	21	31
Plan participants’ contributions	—	—	1	2	9	10
Actuarial loss (gain)	425	318	65	—	25	(6)
Benefits paid, net of federal subsidy	(270)	(245)	(21)	(31)	(64)	(74)
Plan amendments	—	—	—	—	(2)	(148)
Acquisitions / divestitures	—	—	(2)	—	—	—
New plans	—	—	14	—	—	—
Settlements / curtailment (gain)	(11)	—	(17)	—	(2)	—
Foreign currency exchange rates	—	—	9	(14)	(3)	(4)
Benefit obligation, end of year	$4,196	$3,872	$448	$373	$477	$488
Accumulated benefit obligation, end of year	$4,181	$3,859	$428	$353	$—	$—

During 2011, we modified retiree medical benefits for certain retirees to be consistent with those benefits provided by the Whirlpool Corporation Group Benefit Plan. We accounted for these changes as a plan amendment in 2011, resulting in a reduction in the postretirement benefit obligation of $148 million with an offset to accumulated other comprehensive loss, net of tax. In response, a similar group of retirees has initiated legal proceedings against Whirlpool asserting the above benefits are vested. We believe the outcome of the legal proceedings against Whirlpool will not have a material adverse effect on our Consolidated Financial Statements.
Change in Plan Assets

	United States Pension Benefits		Foreign Pension Benefits		Other Postretirement Benefits
Millions of dollars	2012	2011	2012	2011	2012	2011
Fair value of plan assets, beginning of year	$2,573	$2,288	$170	$172	$—	$—
Actual return on plan assets	317	227	19	5	—	—
Employer contribution	181	303	27	25	55	64
Plan participants’ contributions	—	—	1	2	9	10
Gross benefits paid	(270)	(245)	(21)	(31)	(64)	(74)
New plans	—	—	14	—	—	—
Settlements	(11)	—	(17)	—	—	—
Foreign currency exchange rates	—	—	4	(3)	—	—
Fair value of plan assets, end of year	$2,790	$2,573	$197	$170	$—	$—
Components of Net Periodic Benefit Cost

	United States Pension Benefits			Foreign Pension Benefits			Other Postretirement Benefits
Millions of dollars	2012	2011	2010	2012	2011	2010	2012	2011	2010
Service cost	$2	$2	$3	$6	$7	$6	$5	$8	$9
Interest cost	178	192	200	20	20	20	21	31	38
Expected return on plan assets	(194)	(194)	(190)	(11)	(10)	(11)	—	—	—
Amortization:
Actuarial loss	46	31	30	4	4	2	1	1	1
Prior service cost (credit)	(3)	(3)	(3)	1	1	1	(42)	(43)	(33)
Curtailment gain	—	—	—	—	—	—	(52)	(35)	(62)
Settlement loss	5	—	—	3	2	3	—	—	—
Net periodic benefit cost	$34	$28	$40	$23	$24	$21	$(67)	$(38)	$(47)

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

On October 27, 2011 we announced the closure of our manufacturing facilities in Fort Smith, Arkansas and on August 28, 2009, we announced the closure of our manufacturing facility in Evansville, Indiana. Both closures triggered a curtailment in our United States retiree health care plan, resulting in curtailment gains of $52 million, $35 million and $62 million in 2012, 2011 and 2010, respectively. The curtailment gains were recognized in our Consolidated Statement of Income as a component of cost of products sold with an offset to accumulated other comprehensive loss, net of tax.
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Loss (Pre-Tax) in 2012

Millions of dollars	United States Pension Benefits	Foreign Pension Benefits	Other Postretirement Benefits
Current year actuarial (gain) loss	$302	$60	$22
Actuarial (loss) gain recognized during the year	(51)	(7)	6
Current year prior service cost (credit)	—	—	(2)
Prior service credit (cost) recognized during the year	3	(1)	88
Total recognized in other comprehensive loss (pre-tax)	$254	$52	$114
Total recognized in net periodic benefit costs and other comprehensive loss (pre-tax)	$288	$75	$47

Estimated Pre-Tax Amounts that will be amortized from Accumulated Other Comprehensive Loss into Net Periodic Pension Cost in 2013

Millions of dollars	United States Pension Benefits	Foreign Pension Benefits	Other Postretirement Benefits
Actuarial loss	$63	$7	$1
Prior service (credit) cost	(3)	1	(39)
Total	$60	$8	$(38)
Assumptions
Weighted-average assumptions used to determine benefit obligation at end of year

	United States Pension Benefits		Foreign Pension Benefits		Other Postretirement Benefits
	2012	2011	2012	2011	2012	2011
Discount rate	4.05%	4.80%	3.93%	5.00%	4.03%	4.80%
Rate of compensation increase	4.50%	4.50%	3.51%	3.50%	—%	—%
Weighted-average assumptions used to determine net periodic cost

	United States Pension Benefits			Foreign Pension Benefits			Other Postretirement Benefits
	2012	2011	2010	2012	2011	2010	2012	2011	2010
Discount rate	4.80%	5.60%	5.75%	5.04%	5.20%	5.40%	5.03%	5.60%	5.40%
Expected long-term rate of return on plan assets	7.50%	7.75%	7.75%	5.44%	5.40%	5.50%	—	—	—
Rate of compensation increase	4.50%	4.50%	4.50%	3.48%	3.50%	3.50%	—	—	—
Health care cost trend rate
Initial rate	—	—	—	—	—	—	8.00%	8.00%	8.00%
Ultimate rate	—	—	—	—	—	—	5.00%	5.00%	5.00%
Year that ultimate rate will be reached	—	—	—	—	—	—	2015	2015	2016
Discount rate
For our United States pension and postretirement benefit plans, the discount rate was selected using a hypothetical portfolio of high quality bonds outstanding at December 31 that would provide the necessary cash flows to match our projected benefit payments. For our foreign pension and postretirement benefit plans, the discount rate was selected using high quality bond yields for the respective country or region covered by the plan.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Expected return on plan assets
In the United States, the expected rate of return on plan assets was determined by using the historical asset returns for publicly traded equity and fixed income securities tracked from 1927 through 2012 and the historical returns for private equity. The historical equity returns were adjusted downward to reflect future expectations. This adjustment was based on published academic research. The expected returns are weighted by the targeted asset allocations. The resulting weighted-average return was rounded to the nearest quarter of one percent.
For foreign pension plans, the expected rate of return on plan assets was determined by observing historical returns in the local fixed income and equity markets and computing the weighted average returns with the weights being the asset allocation of each plan.
Estimated impact of one percentage-point change in assumed health care cost trend rate
A one percentage point change in assumed health care cost trend rates would have the following effects on our health care plan:

Millions of dollars	One Percentage Point Increase	One Percentage Point Decrease
Effect on total of service and interest cost	$1	$(1)
Effect on postretirement benefit obligations	8	(8)
Cash Flows
Funding Policy
Our funding policy is to contribute to our United States pension plans amounts sufficient to meet the minimum funding requirement as defined by employee benefit and tax laws, plus additional amounts which we may determine to be appropriate. In certain countries other than the United States, the funding of pension plans is not common practice. Contributions to our United States pension plans may be made in the form of cash or company stock. We pay for retiree medical benefits as they are incurred.
Expected Employer Contributions to Funded Plans

Millions of dollars	United States Pension Benefits(1)	Foreign Pension Benefits
2013	$140	$15

[1]	Contributions include $116 million of minimum contributions required by law.

Expected Benefit Payments

Millions of dollars	United States Pension Benefits	Foreign Pension Benefits	Other Postretirement Benefits
2013	$298	$33	$53
2014	266	23	45
2015	263	33	45
2016	267	22	43
2017	262	29	40
2018-2020	1,304	135	165
Plan Assets
Our overall investment strategy is to achieve an appropriate mix of investments for long-term growth and for near-term benefit payments with a wide diversification of asset types, fund strategies, and investment fund managers. The target allocation for plan assets is generally 50% equity and 50% fixed income, with exceptions for certain foreign pension plans. For our U.S. plan, the 50% target allocation for equity securities is approximately 50% allocated to United States large-cap, 30% to international equity, 13% to United States mid and small-cap companies and 7% in venture capital. The 50% target allocation for fixed income is allocated evenly with 75% to corporate bonds and 25% to United States treasury and other government securities. The fixed income securities duration is intended to match that of our United States pension liabilities.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Plan assets are reported at fair value based on an exit price, representing the amount that would be received to sell an asset in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset. As a basis for considering such assumptions, a three-tiered fair value hierarchy is established, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs, other than the quoted prices in active markets that are observable, either directly or indirectly; and (Level 3) unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions. We manage the process and approve the results of a third party pricing service to value the majority of our securities and to determine the appropriate level in the fair value hierarchy.
The fair values of our pension plan assets at December 31, 2012 and 2011, by asset category were as follows:

	December 31,
Millions of dollars	Quoted prices (Level 1)		Other significant observable inputs (Level 2)		Significant unobservable inputs (Level 3)		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Cash and equivalents	$15	$1	$—	$—	$—	$—	$15	$1
Government and government agency securities(a)
U.S. securities	—	—	433	432	—	—	433	432
International securities	—	—	104	50	—	—	104	50
Corporate bonds and notes (a)
U.S. companies	—	—	751	692	—	—	751	692
International companies	—	—	176	212	—	—	176	212
Equity securities (b)
U.S. companies	217	181	—	—	—	—	217	181
International companies	233	57	—	—	—	—	233	57
Mutual funds (c)	100	90	—	—	—	—	100	90
Common and collective funds (d)
U.S. equity securities	—	—	589	517	—	—	589	517
International equity securities	—	—	106	245	—	—	106	245
Short-term investment fund	—	—	49	52	—	—	49	52
Limited partnerships (e)
U.S. private equity investments	—	—	—	—	143	137	143	137
Diversified fund of funds	—	—	—	—	38	42	38	42
Emerging growth	—	—	—	—	15	14	15	14
Real estate (f)	—	—	10	10	—	—	10	10
All other investments	—	—	8	11	—	—	8	11
	$565	$329	$2,226	$2,221	$196	$193	$2,987	$2,743

(a)
Valued using pricing vendors who use proprietary models to estimate the price a dealer would pay to buy a security using significant observable inputs, such as interest rates, yield curves, and credit risk.

(b)	Valued using the closing stock price on a national securities exchange, which reflects the last reported sales price on the last business day of the year.

(c)
Valued using the net asset value (NAV) of the fund, which is based on the fair value of underlying securities. The fund primarily invests in a diversified portfolio of equity securities issued by non-U.S. companies.

(d)	Valued using the NAV of the fund, which is based on the fair value of underlying securities.

(e)	Valued at estimated fair value based on the proportionate share of the limited partnerships fair value, as determined by the general partner.

(f)	Valued using the NAV of the fund, which is based on the fair value of underlying securities.
Fair Value Measurements Using Significant Unobservable Inputs (Level 3)

Millions of dollars	Limited Partnerships
Balance, December 31, 2011	$193
Realized gains	16
Unrealized gains	1
Purchases	17
Settlements	(31)
Balance, December 31, 2012	$196

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

Additional Information
The projected benefit obligation and fair value of plan assets for pension plans with a projected benefit obligation in excess of plan assets at December 31, 2012 and 2011 were as follows:

	United States Pension Benefits		Foreign Pension Benefits
Millions of dollars	2012	2011	2012	2011
Projected benefit obligation	$4,196	$3,872	$374	$297
Fair value of plan assets	2,790	2,573	117	89
The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for pension plans with an accumulated benefit obligation in excess of plan assets at December 31, 2012 and 2011 were as follows:

	United States Pension Benefits		Foreign Pension Benefits
Millions of dollars	2012	2011	2012	2011
Projected benefit obligation	$4,196	$3,872	$359	$253
Accumulated benefit obligation	4,181	3,859	346	241
Fair value of plan assets	2,790	2,573	105	48
(13)    OPERATING SEGMENT INFORMATION
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated on a regular basis by the chief operating decision maker, or decision making group, in deciding how to allocate resources to an individual segment and in assessing performance.
We identify such segments based upon geographical regions of operations because each operating segment manufactures home appliances and related components, but serves strategically different markets. The chief operating decision maker evaluates performance based upon each segment’s operating income, which is defined as income before interest and sundry income (expense), interest expense, income taxes, noncontrolling interests, intangible asset impairment and restructuring costs. Total assets by segment are those assets directly associated with the respective operating activities. The “Other/Eliminations” column primarily includes corporate expenses, assets and eliminations, as well as restructuring costs and intangible asset impairments, if any. Intersegment sales are eliminated within each region except compressor sales out of Latin America, which are included in Other/Eliminations.
We conduct business in two countries, the United States and Brazil, that individually comprised over 10% of consolidated net sales or long-lived assets within the last three years. The following table summarizes net sales and long-lived assets by geographic area:

Millions of dollars	United States	Brazil	All Other Countries	Total
2012:
Sales to external customers	$8,005	$3,337	$6,801	$18,143
Long-lived assets	4,412	377	1,694	6,483
2011:
Sales to external customers	$8,035	$3,343	$7,288	$18,666
Long-lived assets	4,464	405	1,717	6,586
2010:
Sales to external customers	$8,221	$3,066	$7,079	$18,366
Long-lived assets	4,431	459	1,764	6,654

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

As described above, our chief operating decision maker reviews each operating segment’s performance based upon operating income which excludes restructuring costs and intangible asset impairment, if any. Intangible asset impairment and restructuring costs are included in operating profit on a consolidated basis and included in the Other/Eliminations column in the table below.

	OPERATING SEGMENTS
Millions of dollars	North America	Latin America	EMEA	Asia	Other/ Eliminations	Total Whirlpool
Net sales
2012	$9,631	$4,950	$2,874	$847	$(159)	$18,143
2011	9,582	5,062	3,305	881	(164)	18,666
2010	9,784	4,694	3,227	855	(194)	18,366
Intersegment sales
2012	$262	$171	$104	$226	$(763)	$—
2011	216	187	167	217	(787)	—
2010	201	233	257	197	(888)	—
Depreciation and amortization
2012	$260	$97	$93	$18	$83	$551
2011	280	101	107	21	49	558
2010	283	92	109	20	51	555
Operating profit (loss)
2012	$846	$476	$(51)	$37	$(439)	$869
2011	398	642	1	30	(279)	792
2010	461	668	102	34	(257)	1,008
Total assets
2012	$7,766	$3,845	$2,956	$802	$27	$15,396
2011	7,894	3,620	2,839	797	31	15,181
2010	8,163	3,618	3,144	775	(116)	15,584
Capital expenditures
2012	$219	$100	$88	$24	$45	$476
2011	316	112	103	27	50	608
2010	330	108	98	22	35	593

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS - (CONTINUED)

(14)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	Three months ended
Millions of dollars, except per share data	Dec. 31		Sept. 30		Jun. 30		Mar. 31
	2012	2011	2012	2011	2012	2011	2012	2011
Net sales (1)	$4,791	$4,910	$4,494	$4,625	$4,510	$4,730	$4,348	$4,401
Cost of products sold	3,979	4,198	3,791	4,052	3,782	4,061	3,698	3,778
Operating profit (1)	258	205	213	136	194	223	204	228
Interest and sundry income (expense) (1)	(35)	(22)	(38)	(27)	(22)	(538)	(17)	(20)
Net earnings (loss)	128	213	80	181	120	(164)	97	178
Net earnings (loss) available to Whirlpool	122	205	74	177	113	(161)	92	169

Per share of common stock: (2)
Basic net earnings (loss)	$1.55	$2.66	$0.95	$2.31	$1.45	$(2.10)	$1.19	$2.21
Diluted net earnings (loss)	1.52	2.62	0.94	2.27	1.43	(2.10)	1.17	2.17
Dividends	0.50	0.50	0.50	0.50	0.50	0.50	0.50	0.43

Market price range of common stock: (3)
High	$104.21	$62.00	$86.47	$82.99	$77.04	$92.00	$79.39	$92.28
Low	82.35	45.22	59.85	47.35	54.08	72.48	47.72	79.15
Close	101.75	47.45	82.91	49.91	61.16	81.32	76.86	85.36

[1]
Includes a reclassification adjustment between net sales and interest and sundry income / (expense) within EMEA of $1 million per quarter for the first, second and third quarters of 2012, with no impact to reported net earnings or diluted earnings per share.

[2]	The quarterly earnings per share amounts will not necessarily add to the earnings per share computed for the year due to the method used in calculating per share data.

[3]	Composite price as reported by the New York Stock Exchange.

Report by Management on the Consolidated Financial Statements
The management of Whirlpool Corporation has prepared the accompanying financial statements. The financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, based upon their audits, expresses the opinion that these financial statements present fairly the consolidated financial position, statements of income and cash flows of Whirlpool and its subsidiaries in accordance with accounting principles generally accepted in the United States. Their audits are conducted in conformity with the auditing standards of the Public Company Accounting Oversight Board (United States).
The financial statements were prepared from the Company’s accounting records, books and accounts which, in reasonable detail, accurately and fairly reflect all material transactions. The Company maintains a system of internal controls designed to provide reasonable assurance that the Company’s books and records, and the Company’s assets are maintained and accounted for, in accordance with management’s authorizations. The Company’s accounting records, compliance with policies and internal controls are regularly reviewed by an internal audit staff.
The audit committee of the Board of Directors of the Company is composed of five independent directors who, in the opinion of the board, meet the relevant financial experience, literacy, and expertise requirements. The audit committee provides independent and objective oversight of the Company’s accounting functions and internal controls and monitors (1) the objectivity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, and (4) the performance of the Company’s internal audit function and independent registered public accounting firm. In performing these functions, the committee has the responsibility to review and discuss the annual audited financial statements and quarterly financial statements and related reports with management and the independent registered public accounting firm, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to monitor the adequacy of financial disclosure. The committee also has the responsibility to retain and terminate the Company’s independent registered public accounting firm and exercise the committee’s sole authority to review and approve all audit engagement fees and terms and pre-approve the nature, extent, and cost of all non-audit services provided by the independent registered public accounting firm.

/s/ LARRY M. VENTURELLI
Larry M. Venturelli
Executive Vice President and Chief Financial Officer
February 19, 2013

Management’s Report on Internal Control Over Financial Reporting
The management of Whirlpool Corporation is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a – 15(f) and 15d – 15(f) under the Securities Exchange Act of 1934. Whirlpool’s internal control system is designed to provide reasonable assurance to Whirlpool’s management and board of directors regarding the reliability of financial reporting and the preparation and fair presentation of published financial statements.
All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.
The management of Whirlpool assessed the effectiveness of Whirlpool’s internal control over financial reporting as of December 31, 2012. In making this assessment, it used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on our assessment and those criteria, management believes that Whirlpool maintained effective internal control over financial reporting as of December 31, 2012.
Whirlpool’s independent registered public accounting firm has issued an audit report on its assessment of Whirlpool’s internal control over financial reporting. This report appears on page F-56.

/s/ JEFF M. FETTIG	/s/ LARRY M. VENTURELLI
Jeff M. Fettig	Larry M. Venturelli
Chairman of the Board and Chief Executive Officer	Executive Vice President and Chief Financial Officer
February 19, 2013	February 19, 2013

Report of Independent Registered Public Accounting Firm
The Stockholders and Board of Directors
Whirlpool Corporation
We have audited the accompanying consolidated balance sheets of Whirlpool Corporation as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule listed in the index to the consolidated financial statements. These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Whirlpool Corporation at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Whirlpool Corporation’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated February 19, 2013 expressed an unqualified opinion thereon.
/s/      ERNST & YOUNG LLP
Chicago, Illinois
February 19, 2013

Report of Independent Registered Public Accounting Firm
The Stockholders and Board of Directors
Whirlpool Corporation
We have audited Whirlpool Corporation’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Whirlpool Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.
A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
In our opinion, Whirlpool Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on the COSO criteria.
We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Whirlpool Corporation as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2012, and our report dated February 19, 2013 expressed an unqualified opinion thereon.
/s/      ERNST & YOUNG LLP
Chicago, Illinois
February 19, 2013

SCHEDULE II—VALUATION AND QUALIFYING ACCOUNTS
WHIRLPOOL CORPORATION AND SUBSIDIARIES
Years Ended December 31, 2012, 2011 and 2010
(millions of dollars)

COL. A	COL. B	COL. C		COL. D	COL. E
		ADDITIONS
Description	Balance at Beginning of Period	(1) Charged to Costs and Expenses	(2) Charged to Other Accounts / Other	Deductions —Describe (A)	Balance at End of Period
Year Ended December 31, 2012:
Allowance for doubtful accounts— accounts receivable	$61	$23	$—	$(24)	$60
Year Ended December 31, 2011:
Allowance for doubtful accounts— accounts receivable	66	17	—	(22)	61
Year Ended December 31, 2010:
Allowance for doubtful accounts— accounts receivable	76	17	—	(27)	66
Note A—The amounts represent accounts charged off, less translation adjustments and transfers. Recoveries were nominal for 2012, 2011 and 2010.

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WHIRLPOOL CORPORATION
2000 NORTH M-63
BENTON HARBOR, MI 49022-2692

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
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THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
1a. Samuel R. Allen	☐	☐	☐
1b. Gary T. DiCamillo	☐	☐	☐
1c. Diane M. Dietz	☐	☐	☐
1d. Jeff M. Fettig	☐	☐	☐
1e. Michael F. Johnston	☐	☐	☐
1f. William T. Kerr	☐	☐	☐
1g. John D. Liu	☐	☐	☐
1h. Harish Manwani	☐	☐	☐
1i. William D. Perez	☐	☐	☐
1j. Michael A. Todman	☐	☐	☐
1k. Michael D. White	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

The Board of Directors recommends you vote AGAINST the following proposal:

	For	Against	Abstain
5 Stockholder proposal, if properly presented at the meeting, requiring shareholder approval of certain executive agreements.	☐	☐	☐

NOTE: I also authorize my proxies to vote FOR such other business as may properly come before the meeting or any adjournment thereof.

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0000159808_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

WHIRLPOOL CORPORATION

Annual Meeting of Stockholders

April 16, 2013 at 8:00 AM (Chicago time)

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint Jeff M. Fettig and Kirsten J. Hewitt, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of WHIRLPOOL CORPORATION that the stockholder(s) is/are entitled to vote at the annual meeting of stockholder(s) to be held at 8:00 AM, Chicago time, on April 16, 2013, at 120 E. Delaware Place, 8th Floor, Chicago, IL 60611, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000159808_2 R1.0.0.51160